                                                          File Nos. 33-20318
                                                                    811-5485

  As filed with the Securities and Exchange Commission on October 31, 2003
----------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Post-Effective Amendment No. 38                                  [X]

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 41                                                 [X]

                                  ATLAS FUNDS
               (Exact Name of Registrant as Specified in Charter)
   (which by this Amendment is adopting and succeeding to the Registration
      Statement of Atlas Assets, Inc. under the Securities Act of 1933 and the Investment Company Act of 1940 (file nos. 33-20318 and 811-5485, respectively) for all purposes, including for purposes of calculating registration fees pursuant to Rule 24f-2 under the
                      Investment Company Act of 1940)

                                794 Davis Street
                          San Leandro, California 94577
                    (Address of Principal Executive Offices)


Registrant's Telephone Number, including Area Code:            (510) 297-7444


                                 W. Lawrence Key
                               Atlas Assets, Inc.
                                794 Davis Street
                          San Leandro, California 94577
                     (Name and Address of Agent for Service)

                                 With copies to:
Michael Glazer                             Joseph M. O'Donnell
Paul, Hastings, Janofsky & Walker LLP      Atlas Securities, Inc.
515 South Flower Street                    794 Davis Street
Los Angeles, California  90071             San Leandro, California 94577-6900


It is proposed that this filing will become effective (check appropriate box)

         immediately upon filing pursuant to paragraph (b)
--------
         on _________________________ pursuant to paragraph (b)
--------
   X     60 days after filing pursuant to paragraph (a)(1)
--------
         on _________________________ pursuant to paragraph (a)(1)
--------
         75 days after filing pursuant to paragraph (a)(2)
--------
         on _________________________ pursuant to paragraph (a)(2)
--------

Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 and the Rule 24f-2 Notice for the Registrant's fiscal year was filed on February 25, 2003.

ATLAS FUNDS


SUPPLEMENT DATED JANUARY 1, 2004 TO
PROSPECTUS DATED MAY 1, 2003


NEW REDEMPTION FEE APPROVED FOR SHORT-TERM TRADING OF SHARES OF ATLAS GLOBAL GROWTH FUND


A Redemption Fee of 2% will be applied to shares of the Atlas Global Growth Fund that are redeemed within 60 days of their purchase. The Fund's management has instituted this fee to discourage the short term trading of the Fund's shares. Short term trading disrupts the long term focus of the Fund's investment program, and also increases the Fund's operating expenses which are, in turn borne by its long term shareholders. This fee will be retained by the Fund to help offset the expenses incurred due to short term trading and to benefit the Fund's long-term shareholders.


Shares you have held the longest will always be redeemed first. The Fund reserves the right, in its sole discretion, to waive the redemption fee for certain transactions, such as in omnibus and certain retirement accounts as well as dividend reinvestments.

CHANGE IN NAME OF ATLAS GROWTH AND INCOME FUND TO ATLAS GROWTH OPPORTUNITIES FUND AND CHANGE IN INVESTMENT OBJECTIVE TO CAPITAL APPRECIATION

At a special meeting of stockholders of Atlas Growth and Income Fund held on November ___, 2003, the stockholders approved a resolution to change the investment objective of this fund to long term capital appreciation without any consideration for current income. Consistent with this action, the stockholders also approved a change in the fund's name to Atlas Growth Opportunities Fund. Any reference contained in the current prospectus regarding this fund and its investment objective is hereby amended accordingly.


REORGANIZE ATLAS ASSETS, INC. (THE "COMPANY") TO ATLAS FUNDS


At the same special meeting of stockholders noted above, the stockholders of the Company approved a resolution to change the domicile of the Company from Maryland to Delaware and reorganize from a Maryland corporation to a Delaware statutory trust. This change became effective on or about January 1, 2004. Any indication in the current prospectus regarding the name of the Company is hereby amended accordingly.



U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND


Payment of principal and interest on mortgage-backed obligations of the Government National Mortgage Association is backed by the full faith and the United States. Mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are neither issued nor guaranteed by the U.S. Treasury, and there can be no assurance that the U.S. Government would provide financial supports to these issuers.


DOING BUSINESS WITH ATLAS


The Company's transfer agent is required by law to obtain certain personal information from you or a person acting on your behalf in order to verify your or such person's identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of another person authorized to act on your behalf, or believes it has identified potentially criminal activity, the Company and Distributor reserve the right to close your account or take such other action they deem reasonable or required by law.

UPDATED FINANCIAL INFORMATION(1)


To financial highlights table beginning or page 30, the following information for the six months ended June 30, 2003 is added. This information has been provided by the Company.



                                                                           SIX MONTHS ENDED 6/30 (UNAUDITED)
                                                            ------------------------------------------------------------------
                                                                                EMERGING                            GLOBAL
                                                            BALANCED FUND     GROWTH FUND      FUND OF FUNDS      GROWTH FUND
                                                            -------------    -------------     -------------     -------------
  Net asset value, beginning of period                          $   8.93         $   8.94        $   8.71          $  12.75
                                                                --------         --------        --------          --------
INCOME FROM INVESTMENT OPERATIONS:(5)
  Net investment income (loss)                                      0.04            (0.05)           0.03              0.04
  Net realized and unrealized gain (loss) on investments            0.59             1.26            0.60              1.40
                                                                --------         --------        --------          --------
  Total from investment operations                                  0.63             1.21            0.63              1.44
                                                                --------         --------        --------          --------

LESS DISTRIBUTIONS:
  From net investment income                                       (0.04)            0.00            0.00              0.00
  From net capital gains                                            0.00             0.00            0.00              0.00
  In excess of realized gains                                       0.00             0.00            0.00              0.00
  Tax return of capital distribution                                0.00             0.00            0.00              0.00
                                                                --------         --------        --------          --------
  Total distributions                                              (0.04)            0.00            0.00              0.00
                                                                --------         --------        --------          --------
Net asset value, end of period                                  $   9.52         $  10.15        $   9.34          $  14.19
                                                                ========         ========        ========          ========
Total return(2)                                                     7.03%           13.53%           7.23%            11.29%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                             $ 26,994         $ 16,331        $  3,772          $ 99,702
  Ratio of expenses to average net assets:(3)(4)
    Before expense waivers and reimbursement                        1.34%            2.00%           1.34%             1.59%
    After expense waivers and reimbursement                         1.28%            1.71%           0.73%             1.59%
  Ratio of net investment income to average net assets(3)           0.84%           -1.08%           0.69%             0.65%
  Portfolio turnover rate                                          15.40%          223.40%          23.07%            29.26%

                                                                   GROWTH
                                                                OPPORTUNITIES      S&P 500         STRATEGIC
                                                                    FUND          INDEX FUND      GROWTH FUND      VALUE FUND
                                                                -------------    ------------    -------------    ------------
  Net asset value, beginning of period                            $  16.50        $   5.96         $   9.53         $   8.07
                                                                  --------        --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:(5)
  Net investment income (loss)                                       (0.01)           0.04            (0.02)            0.05
  Net realized and unrealized gain (loss) on investments              1.62            0.64             0.83             0.52
                                                                  --------        --------         --------         --------
  Total from investment operations                                    1.61            0.68             0.81             0.57
                                                                  --------        --------         --------         --------

LESS DISTRIBUTIONS:
  From net investment income                                          0.00            0.00             0.00             0.00
  From net capital gains                                              0.00            0.00             0.00             0.00
  In excess of realized gains                                         0.00            0.00             0.00             0.00
  Tax return of capital distribution                                  0.00            0.00             0.00             0.00
                                                                  --------        --------         --------         --------
  Total distributions                                                 0.00           0.00             0.00             0.00
                                                                  --------        --------         --------         --------
Net asset value, end of period                                    $  18.11        $   6.64         $  10.34         $   8.64
                                                                  ========        ========         ========         ========
Total return(2)                                                       9.77%          11.41%            8.50%            7.06%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                               $ 285,782       $ 32,402         $ 66,966         $  8,442
  Ratio of expenses to average net assets:(3)(4)
    Before expense waivers and reimbursement                          1.16%           1.16%            1.41%            1.52%
    After expense waivers and reimbursement                           1.16%           0.50%            1.41%            1.03%
  Ratio of net investment income to average net assets(3)            -0.12%           1.27%           -0.48%            0.93%
  Portfolio turnover rate                                            59.14%            N/A            16.23%          209.76%


(1)  Unaudited.
(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(3)  Annualized when the period presented is less than one year.
(4) For the Atlas Fund of Funds, does not include expenses of the investment companies in which the Fund invests.
(5)  Per share information was calculated based on average shares.

                                                                AMERICAN     CALIFORNIA     NATIONAL
                                                               ENTERPRISE     MUNICIPAL    MUNICIPAL    STRATEGIC
                                                                BOND FUND     BOND FUND    BOND FUND   INCOME FUND
                                                              ------------  ------------  -----------  -----------
  Net asset value, beginning of period                          $  10.05      $  11.52      $  11.66     $   4.14
                                                                --------      --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS:(5)
  Net investment income (loss)                                      0.05          0.22          0.21         0.11
  Net realized and unrealized (loss) gain on investments            0.07          0.14          0.20         0.26
                                                                --------      --------      --------     --------
  Total from investment operations                                  0.12          0.36          0.41         0.37
                                                                --------      --------      --------     --------

LESS DISTRIBUTIONS:
  From net investment income                                       (0.06)        (0.22)        (0.21)       (0.11)
  From net capital gains                                            0.00          0.00          0.00         0.00
  In excess of realized gains                                       0.00          0.00          0.00         0.00
  Tax return of capital distribution                                0.00          0.00          0.00         0.00
                                                                --------      --------      --------     --------
  Total distributions                                              (0.06)        (0.22)        (0.21)       (0.11)
                                                                --------      --------      --------     --------
Net asset value, end of period                                  $  10.11      $  11.66      $  11.86     $   4.40
                                                                ========      ========      ========     ========
Total return(2)                                                     1.05%         3.12%         3.52%        9.15%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                             $ 15,495      $336,168      $101,139     $207,107
  Ratio of expenses to average net assets:(3)
    Before expense waivers and reimbursement                        2.25%         0.92%         0.97%        1.35%
    After expense waivers and reimbursement                         0.00%         0.92%         0.97%        1.35%
  Ratio of net investment income to average net assets(3)           3.04%         3.58%         3.58%        5.28%
  Portfolio turnover rate                                           4.17%         1.86%         5.67%       73.57%(4)

                                                             U.S. GOVERNMENT   CALIFORNIA                     U.S.
                                                               AND MORTGAGE     MUNICIPAL       MONEY       TREASURY
                                                             SECURITIES FUND   MONEY FUND    MARKET FUND   MONEY FUND
                                                             ---------------  ------------  ------------  ------------
  Net asset value, beginning of period                          $  10.45        $   1.00      $   1.00       $   1.00
                                                                --------        --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:(5)
  Net investment income (loss)                                      0.18           0.003         0.006          0.002
  Net realized and unrealized (loss) gain on investments           (0.09)          0.000         0.000          0.000
                                                                --------        --------      --------       --------
  Total from investment operations                                  0.09           0.003         0.006          0.002
                                                                --------        --------      --------       --------

LESS DISTRIBUTIONS:
  From net investment income                                       (0.18)         (0.003)       (0.006)        (0.002)
  From net capital gains                                            0.00           0.000         0.000          0.000
  In excess of realized gains                                       0.00           0.000         0.000          0.000
  Tax return of capital distribution                                0.00           0.000         0.000          0.000
                                                                --------        --------      --------       --------
  Total distributions                                              (0.18)         (0.003)       (0.006)        (0.002)
                                                                --------        --------      --------       --------
Net asset value, end of period                                  $  10.36        $   1.00      $   1.00       $   1.00
                                                                ========        ========      ========       ========
Total return(2)                                                     0.86%           0.28%         0.65%          0.19%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's)                             $471,388        $ 27,441      $ 29,223       $ 38,395
  Ratio of expenses to average net assets:(3)
    Before expense waivers and reimbursement                        1.01%           0.94%         1.07%          0.54%
    After expense waivers and reimbursement                         1.01%           0.60%         0.00%          0.39%
  Ratio of net investment income to average net assets(3)           3.45%           0.55%         1.30%          0.39%
  Portfolio turnover rate                                          30.00%             --            --             --


(1)  Unaudited.
(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.
(3)  Annualized when the period presented is less than one year.
(4)  Excludes the effect of short-term TBA security transactions.
(5)  Per share information was calculated based on average shares.

                               www.atlasfunds.com

                                   ATLAS FUNDS
                                   PROSPECTUS

                                   May 1, 2003



                                                                    [LOGO ATLAS]

                           NOT PART OF THE PROSPECTUS

                   SAFEGUARDING THE PRIVACY OF OUR CUSTOMERS

We greatly appreciate the responsibilities that accompany the privilege of providing you with financial services. One of our foremost obligations is protecting your privacy.

The following information outlines the measures we take to keep your personal records secure. We trust you will find it enlightening and reassuring.

When you ask any member of our family of companies to provide you with financial services, you entrust us with the protection of your personal information. We consider the trust you place in us our most important responsibility and are taking this opportunity to explain our privacy policy.

IMPORTANT WAYS WE PROTECT YOUR INFORMATION

     - We do not share personal information about you with any third parties, except as necessary to process and maintain your records.

     - We limit access to the personal information of our customers, shareholders, employees and applicants for employment to only those employees and agents who require this data in order to process and maintain your records. All our people work under strict standards and procedures to protect the confidentiality of your personal information.

     - We maintain physical, electronic, and procedural safeguards in complete accordance with federal standards to further protect your personal information.

HOW WE RECEIVE INFORMATION ABOUT YOU

We may receive information about you in several ways. If you open an account or submit a loan or other type of application, we must collect certain information about you in order to process your request and meet legal and regulatory requirements. This information will come from you, from people and establishments you identify in the application process (for example, references you provide) and from established credit bureaus or similar information agencies. We also collect data from your transactions with us and others, as well as from our experience with you as a customer.

You may also provide us with information voluntarily--for example, if you write, telephone, e-mail or visit our website. Any information obtained about you through the internet or e-mail is protected with the same care and safeguards as the information obtained in other ways.

HOW WE USE THE INFORMATION WE HAVE ABOUT YOU

World Savings Bank, World Mortgage Company, World Savings Insurance Agency, Atlas Securities, Inc. and Atlas Assets, Inc. are affiliated with one another.

As permitted by law, our affiliated companies share information about how to contact you and about our transactions and experiences with you. We do this for administrative purposes, as well as for marketing and product development, allowing us to provide you with special offers we believe would be of interest.

We do not provide information specifically about you and your account or other data which identifies you personally to people or companies that are not affiliated with us, except:

     - To accommodate your request or authorization

     - To facilitate the completion of a transaction which you initiate or authorize

     - To follow federal requirements for working with established credit bureaus

     - To support data processing, document handling and other service companies under contract with us to help us process and maintain your records

     - To comply with a federal or state law

REST ASSURED

Protecting your privacy is a top priority for us. Our physical, electronic, and procedural safeguards are designed to keep your records confidential and protect your peace of mind. As one of our valued customers you can rest assured that your personal information is both safe and secure.

                             ATLAS FUNDS PROSPECTUS

                                   MAY 1, 2003

                                                               TABLE OF CONTENTS

RISK/RETURN SUMMARY AND FUND EXPENSES                                 PAGE
   STOCK FUNDS

     Balanced Fund                                                      2
     Emerging Growth Fund                                               3
     Fund of Funds                                                      4
     Global Growth Fund                                                 6
     Growth and Income Fund                                             7
     S&P 500 Index Fund                                                 8
     Strategic Growth Fund                                              9
     Value Fund                                                        10

   BOND FUNDS

     American Enterprise Bond Fund                                     11
     California Municipal Bond Fund                                    12
     National Municipal Bond Fund                                      13
     Strategic Income Fund                                             14
     U.S. Government and Mortgage Securities Fund                      15

   MONEY FUNDS

     California Municipal Money Fund                                   16
     Money Market Fund                                                 17
     U.S. Treasury Money Fund                                          18


MORE ABOUT STRATEGIES AND RISKS                                        19


FUND MANAGEMENT                                                        21

ACCOUNT INFORMATION

     Doing Business with Atlas                                         23
     Buying Shares                                                     24
     Selling Shares                                                    25
     Other Account Information                                         26


FINANCIAL HIGHLIGHTS                                                   30


APPENDIX

     Description of Ratings                                            36

HOW TO OBTAIN MORE INFORMATION ABOUT ATLAS FUNDS           Inside Back Cover


Atlas Funds, like all mutual funds, are registered with the Securities and Exchange Commission (SEC). However, the SEC does not guarantee that the information in this prospectus is accurate or complete, nor has it endorsed the funds. It is against the law for anyone to state otherwise.

[SIDENOTE]

WE WANT YOU TO KNOW

Atlas Funds are not FDIC insured and are not deposits or obligations of, or guaranteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain or loss when you sell.

BALANCED FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth and current income. Capital preservation is an additional goal.

STRATEGY

The fund invests primarily in a diversified portfolio of stocks and U.S. Government and investment grade corporate bonds. It seeks income that is greater than the average yield of the stocks in the Standard & Poor's 500 Index (S&P
500).

For the equity portion of the portfolio, the fund looks for "growth at a reasonable price" and invests in a well-diversified mix representing a variety of economic sectors. Fund managers look for stocks they believe are fairly valued in relation to the overall market and have above-average growth potential. The fund does not invest in companies that manufacture tobacco products.

Fund managers adjust the mix of stocks, bonds, and cash to take advantage of "up markets" and conserve capital in "down markets," while maintaining a stream of income. At least 25% of the assets will be invested in bonds at all times.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

Because the fund also invests in bonds, the value of your shares may fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Bond investments in the portfolio will behave largely the same way.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest only in stocks.

The fund's income varies, as does the dividend paid to investors.

EXPENSES

These are the fees and expenses you may pay as a fund investor. Atlas Advisers has contractually agreed to reduce fund expenses through 12/31/03.


TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                                                    NONE
   Maximum deferred sales charge                                                        NONE
   Redemption fee                                                                       NONE
   Exchange fee                                                                         NONE
ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                                                     0.70 %
   Distribution (12b-1) fee                                                           0.25 %
   Other expenses                                                                     0.40 %
                                                                                     -------
TOTAL ANNUAL OPERATING EXPENSES                                                       1.35 %
   Expense reduction                                                                  0.07 %
                                                                                     -------
NET OPERATING EXPENSES                                                                1.28 %

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR               3 YEARS                  5 YEARS                   10 YEARS
 $130                 $421                     $733                      $1,618

PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

[CHART]

Dec 31, 94                                                                    -1.9
Dec 31, 95                                                                    26.8
Dec 31, 96                                                                    15.8
Dec 31, 97                                                                    22.7
Dec 31, 98                                                                     8.6
Dec 31, 99                                                                    -5.2
Dec 31, 2000                                                                  -8.7
Dec 31, 2001                                                                  -1.7
Dec 31, 2002                                                                 -19.1

BEST QUARTER:                 Q3 '97               8.13%

WORST QUARTER:                Q4 '01             -11.99%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/02


                                                                                                INCEPTION
                                                                    1 YEAR       5 YEARS        (9/30/93)
RETURN BEFORE TAXES                                                -19.07%       -5.64%          2.99%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                             -19.53%       -6.74%          1.45%
RETURN AFTER TAXES(1)ON DISTRIBUTIONS AND SALE OF FUND SHARES      -11.69%       -4.69%          1.84%
LEHMAN BROTHERS AGGREGATE BOND INDEX                                10.25%        7.54%          7.07%
S&P 500 INDEX                                                      -22.09%       -0.58%          9.26%


(1)  SEE NOTE ON PAGE 27 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

EMERGING GROWTH FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth exclusively, with no intent to provide current income.

STRATEGY

The fund invests primarily in the stocks of small, growth-oriented U.S. companies with a total stock market value (market capitalization) of less than $2.5 billion. It focuses on "emerging growth" companies that are considered to be beyond their start-up periods, but are not yet established or mature.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry, like technology, from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund looks for companies with superior, sustainable revenue and earnings growth. It emphasizes companies that generate growth internally, rather than by acquisition. Fund managers seek businesses with favorable prospects for increasing demand and leadership potential in their market sectors. Often these firms are developing new products or entering new markets.

The fund invests in companies that generally retain their earnings for research, development and investment in capital assets, rather than paying out dividends.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, or individual companies. Share price may be impacted by events affecting a particular company or industry, like technology, in which the fund holds a concentrated position.

Since the fund's price will vary, you could lose money on your investment. Smaller companies usually have more limited product lines, markets, and financial resources than larger companies. Their stocks may trade less frequently and in more limited volume. As a result, the fund's share price may fluctuate more than funds that invest in larger companies.

EXPENSES

These are the fees and expenses you may pay as a fund investor. Atlas Advisers has contractually agreed to reduce fund expenses through 12/31/03.


TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                    NONE
   Maximum deferred sales charge                        NONE
   Redemption fee                                       NONE
   Exchange fee                                         NONE
ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                     0.80 %
   Distribution (12b-1) fee                           0.25 %
   Other expenses                                     0.94 %
                                                     -------
TOTAL ANNUAL OPERATING EXPENSES                       1.99 %
   Expense reduction                                  0.28 %
                                                     -------
NET OPERATING EXPENSES                                1.71 %

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR        3 YEARS               5 YEARS                   10 YEARS
 $174           $597                $1,047                     $2,294

PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

[CHART]

Dec 31, 98                              5.8
Dec 31, 99                             42.7
Dec 31, 2000                          -22.8
Dec 31, 2001                           -2.9
Dec 31, 2002                          -36.6

BEST QUARTER:                 Q4 '99              52.43%

WORST QUARTER:                Q3 '01             -28.70%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/02


                                                                                               INCEPTION
                                                                         1 YEAR      5 YEARS   (4/30/97)
RETURN BEFORE TAXES                                                     -36.55%      -6.41%     -1.21%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                  -36.55%      -6.57%     -1.36%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES          -22.44%      -4.86%     -0.84%
RUSSELL 2000 TOTAL RETURN INDEX                                         -20.48%      -1.36%      3.29%


(1)  SEE NOTE ON PAGE 27 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

FUND OF FUNDS

INVESTMENT OBJECTIVE

The Atlas Fund of Funds seeks long-term growth of capital and moderate current income.

STRATEGY

The fund is designed to provide broad diversification among equity, fixed income, and money market securities. It invests in specific Atlas Funds which are included in this prospectus among the three primary assets classes as follows:

INVESTMENT RANGE FOR THE PORTFOLIO

  Stock or Equity Funds          40-80%

  Bond or Fixed Income Funds     10-40%

  Cash and Money Market Funds     0-20%

The fund will target a balanced growth allocation of approximately 60% stocks, 30% bonds, and 10% cash and money market securities. The allocation may be adjusted according to Atlas Advisers' outlook for the economy, financial markets, and the market values of the underlying Atlas Funds. Under normal market conditions, 40 to 80% of assets will be invested in stocks, 10 to 40% in bonds, and 0 to 20% in cash and money market securities.

Investments in the underlying Atlas Funds do not necessarily correspond with a particular type of security. Atlas stock funds may invest some of their assets in bonds, and all of the funds may invest in money market securities. Therefore, a 50% allocation of assets to the stock funds would probably result in less than a 50% exposure to the stock market.

RISKS

The fund is suitable for investors who are seeking a reasonable level of stock market exposure, but are not comfortable with the risk of more aggressive investments. The risks associated with each of the underlying Altas Funds included in the fund flow through relative to their respective weighting. Also the fund's share price will fluctuate with changing market conditions, as will the share prices of the underlying Atlas Funds. The fund's income will vary as will the dividends paid to investors. Since the fund's price will vary, you could lose money on your investment.

EXPENSES

These are the fees and expenses you may pay as a fund investor. Atlas Advisers has contractually agreed to reduce fund expenses through 12/31/03.


TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                    NONE
   Maximum deferred sales charge                        NONE
   Redemption fee                                       NONE
   Exchange fee                                         NONE
ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                     0.25 %
   Distribution (12b-1) fee                           0.00 %
   Other expenses                                     1.87 %
                                                     -------
TOTAL ANNUAL OPERATING EXPENSES                       2.12 %
   Expense reduction                                  1.39 %
                                                     -------
NET OPERATING EXPENSES                                0.73 %


EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower. Note that the expenses of the underlying Atlas funds are not included in this example.

1 YEAR       3 YEARS          5 YEARS         10 YEARS
 $75           $529            $1,011           $2,341

PAST PERFORMANCE

In that this fund has been in operation for less than one year, limited past performance information is reported.


                                         MAY 1, 2002 (INCEPTION)
                                                         THROUGH
                                               DECEMBER 31, 2002
RETURN BEFORE TAXES                                 -12.27%

The risks are generally the same as for other mutual funds:

- Market Risk: The market value of stocks will fluctuate with changing market and economic conditions and developments related to specific companies.

- Interest Rate Risk: The market value of fixed income securities can generally be expected to vary inversely with changes in interest rates.

- Credit Risk: Debt securities held by the underlying funds could default or have their credit ratings lowered, potentially reducing a fund's share price and income. The risk is greater for high-yield ("junk") bonds, whose issuers are more vulnerable to business and economic changes, such as a recession, that might impair their ability to make timely interest and principal payments.

- Prepayment Risk: For mortgage-backed securities, there is the risk that homeowners will accelerate principal payments on mortgages when interest rates are falling. Funds investing in mortgage-backed securities may be forced to reinvest prepayments in lower yielding securities. Also prepayments may result in reducing the value of mortgage securities that were originally purchased at a price above par.

- Currency Risk: Stocks issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar. The share price of funds that hold these securities will also vary.

The Portfolio will normally have the greatest exposure to market risk because of the expected higher allocations to those underlying Atlas Funds that invest primarily in stocks. It will have lower exposure to interest rate, credit and prepayment risk because of the smaller allocation to bonds and cash.

A portion of the assets may also be exposed to the risks of foreign investing, including currency risk. Some of the underlying funds can invest in emerging market countries, which are less stable than the U.S. and other mature economies. Investments in these countries are subject to more risk and price volatility than investments in more developed markets.

MORE ABOUT DIVERSIFICATION

The fund offers a professionally managed allocation of assets among a broad range of underlying Atlas Funds. By investing in a variety of underlying funds, the fund's performance could benefit from the diversified returns of many types of securities.

The fund invests in Atlas Funds holding domestic and foreign stocks, small-, mid- and large-cap stocks, and growth and value stocks. To a lesser extent, the fund invests in funds holding high-quality domestic and foreign corporate and government bonds, high-yield bonds (sometimes called "junk bonds") and convertible securities.

The theory of diversification is that investors can reduce their overall risk by spreading assets among a variety of investments. Each type of investment responds differently to changes in the economy and the marketplace. A decline in one investment can be balanced by other investments that are stable or rising. Therefore, a major benefit of the fund is the potential for attractive long-term returns with reduced volatility.

On the other hand, the fund's strategy of investing in other mutual funds results in greater expenses than you would incur if you invested in the underlying funds directly.

GLOBAL GROWTH FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth exclusively, with no intent to provide current income.

STRATEGY

The fund invests primarily in the stocks of growth-oriented companies throughout the world. These companies may be of any size, and often they are developing new products or expanding into new markets.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry, like technology, from time to time. The fund does not invest in companies that manufacture tobacco products.

Fund managers usually invest a substantial portion of the assets in the United States and developed markets in western Europe, such as the United Kingdom, France, and Germany.

The fund uses a "global theme" approach to selecting investments. Currently, fund managers believe the following key trends offer the most promise for long-term growth:

-    mass affluence

-    new technologies

-    corporate restructuring

-    aging of the population

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies. Share price may be especially impacted by events affecting a particular company or industry, like technology, in which the fund holds a relatively concentrated position.

Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Stocks issued abroad are usually denominated in foreign currencies which may fluctuate against the U.S. dollar, causing the value of your shares to fluctuate.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest only in foreign securities.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                                              NONE
   Maximum deferred sales charge                                                  NONE
   Redemption fee                                                                 NONE
   Exchange fee                                                                   NONE
ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                                               0.80 %
   Distribution (12b-1) fee                                                     0.25 %
   Other expenses                                                               0.43 %
                                                                               -------
TOTAL ANNUAL OPERATING EXPENSES                                                 1.48 %

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR        3 YEARS          5 YEARS         10 YEARS
 $151           $468             $808            $1,768

PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

[CHART]

Dec 31, 97                                         24.4
Dec 31, 98                                         16.2
Dec 31, 99                                         55.9
Dec 31, 2000                                        3.2
Dec 31, 2001                                      -11.6
Dec 31, 2002                                      -22.8

BEST QUARTER:                 Q4 '99              37.86%

WORST QUARTER:                Q3 '02             -18.55%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/02


                                                                                         INCEPTION
                                                                   1 YEAR      5 YEARS   (4/30/96)
RETURN BEFORE TAXES                                               -22.82%       4.98%      8.83%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                            -22.82%       3.82%      7.37%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES    -14.01%       4.13%      7.11%
MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX                  -19.54%      -1.76%     -1.94%


(1)  SEE NOTE ON PAGE 27 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth and some current income.

STRATEGY

The fund invests primarily in stocks of large, well-known U.S. companies. Managers select a combination of growth stocks, believed to have superior earnings potential, and value stocks that trade at attractive prices.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry, like technology, from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund also invests in convertible securities for current income and some protection against fluctuating stock prices. In addition, it may purchase government and investment grade corporate bonds. Current income paid by the fund is expected to be modest, usually below the average yield of the Standard & Poor's 500 Index.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies. Share price may be especially impacted by events affecting a particular company or industry, like technology, in which the fund holds a relatively concentrated position.

The fund also invests in securities that fluctuate along with interest rates. When interest rates rise, bond prices usually decline. Convertible bond prices are likely to decline as well, but to a lesser degree. When rates fall, prices generally increase. Interest-sensitive securities in the portfolio will behave largely the same way.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

The fund's income varies, as does the dividend paid to investors.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                    NONE
   Maximum deferred sales charge                        NONE
   Redemption fee                                       NONE
   Exchange fee                                         NONE
ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                     0.63 %
   Distribution (12b-1) fee                           0.25 %
   Other expenses                                     0.24 %
                                                     -------
TOTAL ANNUAL OPERATING EXPENSES                       1.12 %

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR        3 YEARS          5 YEARS         10 YEARS
 $114           $356             $617            $1,363

PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

[CHART]

Dec 31, 93                                  10.4
Dec 31, 94                                  -1.2
Dec 31, 95                                  33.1
Dec 31, 96                                  20.2
Dec 31, 97                                  26.3
Dec 31, 98                                  25.8
Dec 31, 99                                  31.7
Dec 31, 2000                                -4.9
Dec 31, 2001                               -13.8
Dec 31, 2002                               -18.1

BEST QUARTER:                 Q4 '99              20.98%

WORST QUARTER:                Q4 '00             -13.79%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/02


                                                                        1 YEAR      5 YEARS    10 YEARS
RETURN BEFORE TAXES                                                     -18.14%       2.15%      9.37%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                  -18.16%       1.03%      7.25%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES          -11.14%       1.82%      7.20%
S&P 500 INDEX                                                           -22.09%      -0.58%      9.33%


(1)  SEE NOTE ON PAGE 27 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

S&P 500 INDEX FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth by investing in the stocks that comprise the S&P 500 Composite Stock Price Index (S&P 500).

STRATEGY

The fund attempts to match as closely as possible, before fees and expenses, the risk and return of the S&P 500, which emphasizes stocks of large U.S. companies. There is no attempt to "beat the market" and the fund does not seek temporary defensive positions when markets appear overvalued.

The fund invests all of its assets in a separate mutual fund (Master Portfolio), which has the same objective as the fund. The Master Portfolio holds stocks of each of the companies that comprise the S&P 500, and seeks to invest in these securities in proportions that match the relative values of each company's shares in the index. The Master Portfolio may also use stock index futures and options to manage its cash flow and remain fully invested.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

The fund will not be able to perfectly match the S&P 500's performance due to the costs of buying and selling stocks, other operating expenses, and the timing of cash flows into and out of the fund and the Master Portfolio. Also, the returns from stocks of large U.S. companies could trail the returns from stocks of medium or small companies.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

EXPENSES

These are the fees and expenses you may pay as a fund investor. Total annual operating expenses include the fund's and the Master Portfolio's expenses. Atlas Advisers has contractually agreed to reduce fund expenses through 12/31/03.


TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                    NONE
   Maximum deferred sales charge                        NONE
   Redemption fee                                       NONE
   Exchange fee                                         NONE
ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                     0.30 %
   Distribution (12b-1) fee                           0.25 %
   Other expenses (estimated)                         0.51 %
                                                     -------
TOTAL ANNUAL OPERATING EXPENSES                       1.06 %
   Expense reduction                                  0.56 %
                                                     -------
NET OPERATING EXPENSES                                0.50 %

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR        3 YEARS          5 YEARS         10 YEARS
 $51            $281             $530            $1,244

PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

[CHART]

Dec 31, 2001                          -12.4
Dec 31, 2002                         -22.37

BEST QUARTER:                 Q4 '01              10.57%

WORST QUARTER:                Q3 '02             -17.38%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/02


                                                                                              INCEPTION
                                                                              1 YEAR          (8/16/00)
RETURN BEFORE TAXES                                                           -22.37%          -18.89%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                        -22.73%          -19.15%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES                -13.74%          -14.75%
S&P 500 INDEX                                                                 -22.09%          -18.58%


(1)  SEE NOTE ON PAGE 27 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

STRATEGIC GROWTH FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth exclusively, with no intent to provide current income.

STRATEGY

The fund invests primarily in stocks of medium to large, growth-oriented U.S. companies. The fund's managers seek companies they believe have above-average appreciation potential.

While the fund maintains a diversified portfolio, it may increase the emphasis on a particular company or industry, like technology, from time to time. The fund does not invest in companies that manufacture tobacco products.

The fund's stock selection strategy focuses on businesses that appear to have a combination of superior revenue and earnings prospects. Fund managers look for companies with favorable earnings momentum believed to be sustainable over time. They conduct a rigorous analysis and select only those businesses that exhibit strong fundamentals.

The fund is moderately aggressive and does not normally use income-oriented investments for protection against market volatility.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies. Share price may be especially impacted by events affecting a particular company or industry, like technology, in which the fund holds a relatively concentrated position.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                    NONE
   Maximum deferred sales charge                        NONE
   Redemption fee                                       NONE
   Exchange fee                                         NONE
ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                     0.70 %
   Distribution (12b-1) fee                           0.25 %
   Other expenses                                     0.45 %
                                                     -------
TOTAL ANNUAL OPERATING EXPENSES                       1.40 %

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR        3 YEARS          5 YEARS         10 YEARS
 $143          $443             $766            $1,680

PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

[CHART]

Dec 31, 94                        -0.3
Dec 31, 95                        29.1
Dec 31, 96                        23.7
Dec 31, 97                        26.9
Dec 31, 98                        11.2
Dec 31, 99                        40.1
Dec 31, 2000                      -9.7
Dec 31, 2001                     -28.6
Dec 31, 2002                     -27.2

BEST QUARTER:                      Q4 '99                              26.18%

WORST QUARTER:                     Q4 '00                             -25.50%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/02


                                                                                INCEPTION
                                 1 YEAR                 5 YEARS                 (9/30/93)
RETURN BEFORE TAXES             -27.20%                  -6.04%                    4.54%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS                -27.20%                  -7.04%                    3.10%
RETURN AFTER TAXES(1)
ON DISTRIBUTIONS AND
SALE OF FUND SHARES             -16.70%                  -4.34%                    3.68%
S&P 500 INDEX                   -22.09%                  -0.58%                    9.26%


(1)  SEE NOTE ON PAGE 27 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

VALUE FUND

INVESTMENT OBJECTIVE

The fund seeks long-term growth and some income.

STRATEGY

The fund invests primarily in value stocks issued by large U.S. companies with market capitalizations similar to companies in the S&P 500 Index.

The fund manager uses fundamental research, computer models and proprietary valuation methods to select investments and manage the fund. It considers stocks undervalued when their intrinsic worth, based on measures such as the price-to-earnings ratio, dividend income, and earnings power, is not reflected in their market price.

The fund manager may sell stocks when they no longer appear to be undervalued or exhibit deteriorating fundamentals. The fund does not invest in companies that manufacture tobacco products.

RISKS

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, and individual companies.

From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that balance investments between stocks and bonds, but less than funds that invest primarily in small companies or foreign securities. Value stocks may fluctuate less than growth stocks that trade at premium prices.

The fund's income varies, as does the dividend paid to investors.

EXPENSES

These are the fees and expenses you may pay as a fund investor. Atlas Advisers has contractually agreed to reduce fund expenses through 12/31/03.


TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                    NONE
   Maximum deferred sales charge                        NONE
   Redemption fee                                       NONE
   Exchange fee                                         NONE
ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                     0.80 %
   Distribution (12b-1) fee                           0.25 %
   Other expenses                                     1.08 %
                                                     -------
TOTAL ANNUAL OPERATING EXPENSES                       2.13 %
   Expense reduction                                  0.74 %
                                                     -------
NET OPERATING EXPENSES                                1.39 %


EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR       3 YEARS          5 YEARS         10 YEARS
 $142          $596            $1,076           $2,404

PAST PERFORMANCE

In that this fund has been in operation for less than one year, limited past performance data is reported.


                                        MAY 1, 2002 (INCEPTION)
                                                        THROUGH
                                              DECEMBER 31, 2002
RETURN BEFORE TAXES                                 -18.64%

AMERICAN ENTERPRISE BOND FUND

INVESTMENT OBJECTIVE

The fund seeks to provide current income. Capital preservation is an additional goal.

STRATEGY

Under normal market conditions, the fund invests at least 80% of its assets in a broad range of long, intermediate or short term debt securities issued by U.S. corporations, federal, state, and local governments and their agencies which, in the opinion of the Adviser or Subadviser, offer the best opportunity to produce current income. The fund may invest up to 15% of its assets in securities rated below investment grade which are sometimes referred to as "junk bonds."

Portfolio securities may be sold by the fund when the price target set by the Adviser or Subadviser is reached, or when, in their opinion, market fundamentals warrant a rebalancing of interest rate or sector risk or if the fundamentals of the issuer or specific issue deteriorate.

RISKS

The fund's income varies, as does the dividend paid to investors. The portfolio may have a high turnover rate, which can increase costs.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues.

Since the fund's price will vary, you could lose money on your investment.

The fund may invest up to 15% of its assets in junk bonds, which have a greater chance of default on interest and principal payments. Their prices fluctuate more than those of higher-rated securities.

EXPENSES

These are the fees and expenses you may pay as a fund investor. Atlas Advisers has contractually agreed to reduce fund expenses through 12/31/03.


TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                    NONE
   Maximum deferred sales charge                        NONE
   Redemption fee                                       NONE
   Exchange fee                                         NONE
ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                     0.55 %
   Distribution (12b-1) fee                           0.25 %
   Other expenses                                     0.71 %*
TOTAL ANNUAL OPERATING EXPENSES                       1.51 %
   Expense reduction                                  0.76 %
                                                     -------
NET OPERATING EXPENSES                                0.75 %


*    BASED ON ESTIMATED AMOUNT FOR CURRENT FISCAL YEAR.

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.


1 YEAR       3 YEARS          5 YEARS         10 YEARS
 $77          $403             $752            $1,737


PAST PERFORMANCE

In that this is a new fund, there is no past performance to report.

CALIFORNIA MUNICIPAL BOND FUND (FOR RESIDENTS OF CALIFORNIA ONLY)

INVESTMENT OBJECTIVE

The fund seeks high current income which is exempt from federal and California income tax. Capital preservation is an additional goal.

STRATEGY

The fund invests primarily in intermediate and long-term California municipal bonds, with at least 80% of assets in these instruments at all times. It invests exclusively in investment grade securities rated AAA, AA, A, BBB, or the equivalent. In addition, an independent credit analysis is completed for each bond purchased.

The fund emphasizes essential services securities, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years.

RISKS

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. In addition, investments in BBB securities have speculative elements.

Since the fund's price will vary, you could lose money on your investment. Changes in California's economy or legal and regulatory environment may affect the ability of bond issuers to pay interest and principal on their debt. As a result, share price may fluctuate more than funds that invest in municipal bonds from many different states.

Some income from the fund may be taxable or subject to the alternative minimum tax. The fund may also distribute taxable capital gains.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                    NONE
   Maximum deferred sales charge                        NONE
   Redemption fee                                       NONE
   Exchange fee                                         NONE
ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                     0.55 %
   Distribution (12b-1) fee                           0.25 %
   Other expenses                                     0.12 %
                                                     -------
TOTAL ANNUAL OPERATING EXPENSES                       0.92 %

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR       3 YEARS          5 YEARS         10 YEARS
 $94           $293             $509            $1,131

PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

Dec 31, 93                           13.5
Dec 31, 94                           -5.8
Dec 31, 95                           14.8
Dec 31, 96                            3.9
Dec 31, 97                            8.0
Dec 31, 98                            5.9
Dec 31, 99                           -4.5
Dec 31, 2000                         12.8
Dec 31, 2001                          3.5
Dec 31, 2002                          7.6

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

BEST QUARTER:             Q4 '90                        6.82%

WORST QUARTER:            Q1 '94                       -5.22%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/02

                                                                       1 YEAR             5 YEARS         10 YEARS
RETURN BEFORE TAXES                                                     7.57%               4.90%           5.74%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                                  7.57%               4.86%           5.72%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES          6.30%               4.81%           5.60%
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                    9.60%               6.06%           6.70%


(1)  SEE NOTE ON PAGE 27 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

NATIONAL MUNICIPAL BOND FUND

INVESTMENT OBJECTIVE

The fund seeks high current income which is exempt from federal income tax. Capital preservation is an additional goal.

STRATEGY

The fund invests primarily in intermediate and long-term municipal bonds, with at least 80% of assets in these instruments at all times. It invests exclusively in investment grade securities rated AAA, AA, A, BBB, or the equivalent. In addition, an independent credit analysis is completed for each bond purchased.

The fund emphasizes essential services securities, such as water and sewer bonds, general obligation and pre-refunded bonds, all of which are backed by highly reliable revenue sources.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They purchase issues with varying maturities, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years.

RISKS

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. In addition, investments in BBB securities have speculative elements.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate less than funds that invest in municipal securities from a single state.

Some income from the fund may be taxable or subject to the alternative minimum tax. The fund may also distribute taxable capital gains.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                    NONE
   Maximum deferred sales charge                        NONE
   Redemption fee                                       NONE
   Exchange fee                                         NONE
ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                     0.55 %
   Distribution (12b-1) fee                           0.25 %
   Other expenses                                     0.17 %
                                                     -------
TOTAL ANNUAL OPERATING EXPENSES                       0.97 %

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR       3 YEARS          5 YEARS         10 YEARS
 $99          $309             $536            $1,190

PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

[CHART]

Dec 31, 93                   13.4
Dec 31, 94                   -5.4
Dec 31, 95                   14.8
Dec 31, 96                    3.6
Dec 31, 97                    8.6
Dec 31, 98                    5.7
Dec 31, 99                   -4.9
Dec 31, 2000                 11.2
Dec 31, 2001                  4.8
Dec 31, 2002                  8.8

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

BEST QUARTER:                             Q4 '90              6.34%

WORST QUARTER:                            Q1 '94             -5.45%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/02


                                                                 1 YEAR            5 YEARS             10 YEARS
RETURN BEFORE TAXES                                               8.81%              4.99%                5.85%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                            8.81%              4.95%                5.80%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES    7.05%              4.88%                5.67%
LEHMAN BROTHERS MUNICIPAL BOND INDEX                              9.60%              6.06%                6.70%


(1)  SEE NOTE ON PAGE 27 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

STRATEGIC INCOME FUND

INVESTMENT OBJECTIVE

The fund seeks high current income consistent with capital preservation.

STRATEGY

The fund looks for income opportunities among three broad sectors of the bond market:

-    U.S. Government securities

-   Foreign fixed income debt

-    High-yield, lower-rated debt of
U.S. companies ("junk bonds")

The fund seeks to manage risk by investing in all three sectors and by varying the amount in each in order to take advantage of changing market conditions. Assets within each sector are also broadly diversified.

Fund managers select bonds that offer attractive yields relative to expected credit and interest rate risks. They may purchase issues of any maturity, based on the outlook for interest rates.

RISKS

The fund's income varies, as does the dividend paid to investors. The portfolio may have a high turnover rate, which can increase costs.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues.

Since the fund's price will vary, you could lose money on your investment. There are special risks associated with this fund, which may expose investors to greater risk of loss.

- Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market. Bonds issued abroad may be denominated in foreign currencies, which can fluctuate against the U.S. dollar.

- There is no restriction on investments in junk bonds, which have a greater chance of default on interest and principal payments. Their prices fluctuate more than those of higher-rated securities.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                    NONE
      Maximum deferred sales charge                        NONE
      Redemption fee                                       NONE
      Exchange fee                                         NONE
   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                     0.74 %
      Distribution (12b-1) fee                           0.25 %
      Other expenses                                     0.31 %
                                                        -------
   TOTAL ANNUAL OPERATING EXPENSES                       1.30 %

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR       3 YEARS          5 YEARS         10 YEARS
 $132         $412             $713            $1,568

PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

[CHART]

Dec 31, 97                            9.6
Dec 31, 98                            4.0
Dec 31, 99                            1.9
Dec 31, 2000                          2.1
Dec 31, 2001                          4.5
Dec 31, 2002                          6.3

BEST QUARTER:                         Q4 '96                   4.44%

WORST QUARTER:                        Q3 '98                  -1.28%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/02


                                                                                                                INCEPTION
                                                                 1 YEAR                  5 YEARS                (5/20/96)
RETURN BEFORE TAXES                                               6.31%                   3.74%                   5.59%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS                            3.26%                   0.80%                   2.44%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES    3.81%                   1.50%                   2.90%
LEHMAN BROTHERS AGGREGATE BOND INDEX                             10.25%                   7.54%                   8.02%
SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX                     19.49%                   5.81%                   5.35%


(1)  SEE NOTE ON PAGE 27 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

INVESTMENT OBJECTIVE

The fund seeks high current income. Capital preservation is an additional goal.

STRATEGY

The fund invests primarily in mortgage-backed securities with the highest quality rating (AAA), issued by:

-    Federal Home Loan Mortgage Corporation ("FHLMC")

-   Federal National Mortgage Association ("FNMA")

-   Government National Mortgage Association ("GNMA")

The fund may purchase bonds of any maturity, based on the outlook for interest rates. Generally, the portfolio's dollar-weighted average maturity will exceed 10 years. In attempting to maintain a consistently high yield, fund managers select securities they believe are less likely than others to be paid off ahead of schedule.

RISKS

The fund's income varies, as does the dividend paid to investors.

The value of your shares will fluctuate along with interest rates. When interest rates rise, bond prices usually decline. When rates fall, prices generally increase. Since the fund invests primarily in bonds, it will behave largely the same way. The portfolio contains long-term bonds, which are impacted more by interest rate changes than short-term issues. The fund invests in mortgage-backed securities, which can be less sensitive to interest rate changes than other bonds with the same maturity.

Since the fund's price will vary, you could lose money on your investment. Over the long term, share price is expected to fluctuate more than funds that invest in short-term bonds.

When interest rates decline, mortgage-backed securities are subject to prepayments of principal, because the underlying mortgages may be paid off earlier than expected. The yield may be adversely impacted if the fund has to reinvest at lower rates than the original investments.

EXPENSES

These are the fees and expenses you may pay as a fund investor.

TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                    NONE
   Maximum deferred sales charge                        NONE
   Redemption fee                                       NONE
   Exchange fee                                         NONE
ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                     0.55 %
   Distribution (12b-1) fee                           0.25 %
   Other expenses                                     0.20 %
                                                     -------
TOTAL ANNUAL OPERATING EXPENSES                       1.00 %

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR       3 YEARS          5 YEARS         10 YEARS
 $102         $318             $552            $1,225

PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

[CHART]

Dec 31, 93                                              7.5
Dec 31, 94                                             -3.3
Dec 31, 95                                             15.5
Dec 31, 96                                              4.5
Dec 31, 97                                              8.3
Dec 31, 98                                              6.1
Dec 31, 99                                              0.4
Dec 31, 2000                                           10.2
Dec 31, 2001                                            7.4
Dec 31, 2002                                            8.7

BEST QUARTER:                              Q1 '95                 5.00%

WORST QUARTER:                             Q1 '94                -3.33%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/02


                                                               1 YEAR               5 YEARS              10 YEARS
RETURN BEFORE TAXES                                             8.69%                 6.49%                 6.40%
RETURN AFTER TAXES(1)ON DISTRIBUTIONS                           6.65%                 4.09%                 3.79%
RETURN AFTER TAXES(1) ON DISTRIBUTIONS AND SALE OF FUND SHARES  5.29%                 3.98%                 3.78%
LEHMAN BROTHERS U.S. MORTGAGE-BACKED SECURITIES INDEX           8.75%                 7.34%                 7.27%


(1)  SEE NOTE ON PAGE 27 UNDER "TAXES."

FOR PERFORMANCE, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

CALIFORNIA MUNICIPAL MONEY FUND (FOR RESIDENTS OF CALIFORNIA ONLY)

INVESTMENT OBJECTIVE

The fund seeks current income which is exempt from federal and California income tax. Liquidity and stability of principal are additional goals.

STRATEGY

The fund invests in short-term California municipal securities, with at least 80% of assets in these instruments at all times. It invests exclusively in securities with the two highest quality ratings, AAA, AA, or the equivalent, with no less than 95% in the highest grade.

Fund managers select issues with varying maturities, based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days, and the fund will hold no securities with a remaining term greater than 13 months.

RISKS

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 per share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.

Changes in California's economy may affect the ability of issuers to pay interest and principal on their debt. As a result, the concentration of investments in California may involve more risk than funds that invest in municipal securities from many different states.

Some income from the fund may be taxable or subject to the alternative minimum tax.

EXPENSES

These are the fees and expenses you may pay as a fund investor. Atlas Advisers has contractually agreed to reduce fund expenses through 12/31/03.


   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                    NONE
      Maximum deferred sales charge                        NONE
      Redemption fee                                       NONE
      Exchange fee                                         NONE
   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                     0.50 %
      Distribution (12b-1) fee                           0.25 %
      Other expenses                                     0.16 %
                                                        -------
   TOTAL ANNUAL OPERATING EXPENSES                       0.91 %
      Expense reduction                                  0.31 %
                                                        -------
   NET OPERATING EXPENSES                                0.60 %

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR       3 YEARS          5 YEARS         10 YEARS
 $61          $259             $474            $1,091

PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

[CHART]

Dec 31, 93                            2.1
Dec 31, 94                            2.5
Dec 31, 95                            3.2
Dec 31, 96                            2.8
Dec 31, 97                            3.0
Dec 31, 98                            2.7
Dec 31, 99                            2.4
Dec 31, 2000                          3.0
Dec 31, 2001                          1.9
Dec 31, 2002                          0.9

BEST QUARTER:                     Q2 '90                       1.43%

WORST QUARTER:                    Q4 '02                       0.21%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/02


                    1 YEAR                      5 YEARS                10 YEARS
FUND                 0.86%                       2.18%                   2.45%

FOR 7-DAY YIELD, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

MONEY MARKET FUND

INVESTMENT OBJECTIVE

The fund seeks current income. Liquidity and stability of principal are additional goals.

STRATEGY

The fund invests in high quality, U.S. denominated money market securities including commercial paper, certificates of deposit, bankers' acceptances and securities issued by government sponsored enterprises. It invests exclusively in securities with the two highest quality ratings, AAA, AA, or the equivalent, with no less than 95% in the highest grade.

Fund managers select issues with varying maturities (maximum 397 days), based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days and the fund will hold no securities with a remaining term greater than 397 days.

RISKS

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 per share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.

EXPENSES

These are the fees and expenses you may pay as a fund investor. Atlas Advisers has contractually agreed to reduce fund expenses through 12/31/03.


TRANSACTION FEES (paid from your investment)
   Maximum sales charge on purchases                    NONE
   Maximum deferred sales charge                        NONE
   Redemption fee                                       NONE
   Exchange fee                                         NONE
ANNUAL OPERATING EXPENSES (deducted from fund assets)
   Management fee                                     0.50 %
   Distribution (12b-1) fee                           0.25 %
   Other expenses                                     0.52 %
                                                     -------
TOTAL ANNUAL OPERATING EXPENSES                       1.27 %
   Expense reduction                                  1.27 %
                                                     -------
NET OPERATING EXPENSES                                0.00 %

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR       3 YEARS          5 YEARS         10 YEARS
  $0          $277             $575            $1,422

PAST PERFORMANCE

In that this fund has been in operation for less than one year, there is no past performance to report.


                                  MARCH 4, 2002 (INCEPTION)
                                                    THROUGH
                                          DECEMBER 31, 2002
RETURN BEFORE TAXES                                   1.45%

U.S. TREASURY MONEY FUND

INVESTMENT OBJECTIVE

The fund seeks current income which is exempt from state income tax. Maximum safety, liquidity, and stability of principal are additional goals.

STRATEGY

The fund invests exclusively in short-term Treasury securities that are of the highest possible quality, since they are guaranteed by the full faith and credit of the U.S. Government for the timely payment of principal and interest.

Fund managers select issues with varying maturities, based on the outlook for interest rates. The portfolio's dollar-weighted average maturity will not exceed 90 days, and the fund will hold no securities with a remaining term greater than 13 months.

RISKS

The fund's yield will vary daily, based on market rates of interest.

Although the fund seeks to maintain a constant $1 share price, it may not do so, and it is possible to lose money on your investment. The fund is not insured or guaranteed by the FDIC or any other government agency.

EXPENSES

These are the fees and expenses you may pay as a fund investor. Atlas Advisers has contractually agreed to reduce fund expenses through 12/31/03.


   TRANSACTION FEES (paid from your investment)
      Maximum sales charge on purchases                    NONE
      Maximum deferred sales charge                        NONE
      Redemption fee                                       NONE
      Exchange fee                                         NONE
   ANNUAL OPERATING EXPENSES (deducted from fund assets)
      Management fee                                     0.50 %
      Distribution (12b-1) fee                           0.25 %
      Other expenses                                     0.27 %
                                                        -------
   TOTAL ANNUAL OPERATING EXPENSES                       1.02 %
      Expense reduction                                  0.24 %
                                                        -------
   NET OPERATING EXPENSES                                0.78 %

EXPENSE EXAMPLE: Designed to help you compare expenses to other funds, this example assumes a $10,000 investment, 5% return each year, no change in expenses, and that you hold your shares for the following periods. Actual costs may be higher or lower.

1 YEAR       3 YEARS          5 YEARS         10 YEARS
 $80           $301             $540            $1,226

PAST PERFORMANCE

The following information shows how total return has varied over time. Past performance is no guarantee of future results.

YEAR-BY-YEAR TOTAL RETURN - AS OF 12/31 EACH YEAR (%)

[CHART]

Dec 31, 93                                                                     3.0
Dec 31, 94                                                                     3.7
Dec 31, 95                                                                     5.1
Dec 31, 96                                                                     4.7
Dec 31, 97                                                                     4.7
Dec 31, 98                                                                     4.6
Dec 31, 99                                                                     4.0
Dec 31, 2000                                                                   5.4
Dec 31, 2001                                                                   3.3
Dec 31, 2002                                                                   0.9

BEST QUARTER:                      Q4 '00                      1.41%

WORST QUARTER:                     Q4 '02                      0.19%

AVERAGE ANNUAL TOTAL RETURN - AS OF 12/31/02


                                  1 YEAR                    5 YEARS                   10 YEARS
FUND                               0.93%                      3.64%                      3.94%

FOR 7-DAY YIELD, GO TO www.atlasfunds.com OR CALL 1-800-933-ATLAS

MORE ABOUT STRATEGIES AND RISKS

PRINCIPAL STRATEGIES

MORTGAGE-BACKED SECURITIES

The U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND invests at least 65% of its assets in mortgage-backed securities, which are secured by a pool of mortgage loans. To a lesser degree, the STRATEGIC INCOME FUND also invests in mortgage-backed securities.

Principal and interest on the underlying mortgages are passed through as monthly payments. In addition, there may be prepayment of principal if the property securing the mortgages is refinanced, sold, or foreclosed.

In seeking higher returns, the funds may also invest in privately issued mortgage-related bonds and mortgage-backed securities. Private issuers include commercial banks, thrift institutions, mortgage bankers, and securities broker-dealers.

Mortgage-related bonds are general obligation, fixed-income securities collateralized by mortgages. Mortgage-related bonds include collateralized mortgage obligations, which are secured by an underlying pool of mortgages or mortgage pass-through certificates, and are structured to direct payments of interest and principal to different series or classes of the obligations.

To reduce risk, the funds generally invest in collateralized mortgage obligations issued by U.S. Government agencies, such as FHLMC, and backed by U.S. Government or government agency mortgage securities.

JUNK BONDS

The AMERICAN ENTERPRISE BOND FUND and the STRATEGIC INCOME FUND may invest in junk bonds, which are below investment grade and may have higher yields than investment grade issues. These securities are rated Ba and below by Moody's Investors Services, Inc., or BB and below by Standard and Poor's. They may be rated as low as C or D and may be in default at the time of purchase.

Junk bonds are riskier than investment grade bonds. There is a greater possibility that earnings may not be sufficient to make timely interest payments, and there is increased potential for insolvency. There may be less of a market for junk bonds, and they may be harder to sell at an acceptable price. The fund may not achieve the expected income from lower-rated securities, and its net asset value may be affected by declines in their value.

THE S&P 500 INDEX

The S&P 500 Index is a widely used measure of large U.S. company stock performance. It consists of the common stocks of 500 major corporations, comprising nearly three-quarters of the value of all U.S. stock, selected according to: size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

"Standard & Poor's(R)," "S&P(R)," and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Atlas Assets, Inc. on behalf of the fund. S&P does not sponsor, endorse, sell, or promote the fund or the Portfolio, nor is it affiliated in any way with the fund. S&P makes no representation or warranty, expressed or implied, regarding the advisability of investing in the fund.

OTHER STRATEGIES

OPTIONS AND FUTURES

Options and futures are types of derivative investments. All the stock and bond funds may buy and sell options, futures contracts, and options on futures contracts. Fund managers use these instruments to hedge investments against changes in value, to manage cash flow, to attempt to increase income, or as a temporary substitute for the purchase or sale of actual securities.

The funds will not engage in these transactions for speculation. Use of these strategies may be limited by market conditions, regulatory limits, and tax considerations, and there can be no assurance that they will succeed.

Options and futures strategies involve risks and transaction costs. Any fund using these strategies may be left in a worse position if the manager's prediction of price changes in the underlying instruments is inaccurate.

OTHER DERIVATIVE INVESTMENTS

The STRATEGIC INCOME FUND and the EMERGING GROWTH FUND can invest in several other types of derivatives. Some are used for hedging purposes, and others offer the potential for increased income and principal value. In general, the performance of a derivative is linked to the performance of another investment, such as an equity security, an index, or one or more currencies.

Use of derivatives may cause a fund to realize less income than expected and to lose money. One risk is that the company issuing the derivative may not pay the amount due upon maturity. A second is that the underlying investment may not perform as expected. The funds will limit investment in derivatives that trade in the over-the-counter markets and may be illiquid.

DEFENSIVE INVESTMENTS

At times, pursuing a fund's basic investment strategy may not be in the best interests of its shareholders because of market conditions. As a temporary defensive strategy, all of the funds may invest up to 100% of their assets in short-term debt securities or money market instruments. A fund may not meet long-term investment objectives in periods when defensive strategies are employed.

PORTFOLIO TURNOVER

All the funds will sell securities when the managers believe it is appropriate, regardless of how long the securities were owned. Buying and selling securities involves expenses, such as commissions paid to brokers and other transaction costs. By selling a security, a fund may realize taxable capital gains that will later be distributed to shareholders.

Generally speaking, the higher a fund's annual portfolio turnover, the greater its brokerage costs, and the greater the likelihood that it will realize taxable capital gains. Annual portfolio turnover of 100% or more is considered high. The STRATEGIC INCOME FUND usually has a higher annual turnover rate because of the fund managers' investment styles. The portfolio turnover rate for each of the stock funds, except the S&P 500 INDEX FUND, varies widely from year to year, and may exceed 100% in some years. The S&P 500 INDEX FUND is expected to have little trading activity and a low portfolio turnover rate. (See "Financial Highlights" for each fund's historical portfolio turnover.)

FUND MANAGEMENT

THE ADVISER AND PORTFOLIO MANAGERS

Atlas Advisers, Inc., 794 Davis Street, San Leandro, California 94577, is responsible for providing or overseeing all services needed for the Atlas Funds to operate, including portfolio management, transfer agent, and custodial and accounting services. It has retained investment professionals with substantial experience in managing investments.

Atlas Advisers provides portfolio management services to the FUND OF FUNDS, MONEY MARKET FUND, U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND and the U.S. TREASURY MONEY FUND. It supervises provision of similar services to the other Atlas Funds by professional investment management firms which in this case are called "subadvisers." The subadviser to the CALIFORNIA MUNICIPAL BOND FUND, NATIONAL MUNICIPAL BOND FUND and the CALIFORNIA MUNICIPAL MONEY FUND is Boston Safe Advisors, Inc., located at One Boston Place, Boston, Massachusetts 02108. The subadviser to the GLOBAL GROWTH FUND, GROWTH AND INCOME FUND and the STRATEGIC INCOME FUND is OppenheimerFunds, Inc., located at 498 Seventh Avenue, New York, New York 10018. The subadviser to the AMERICAN ENTERPRISE BOND FUND, BALANCED FUND and the STRATEGIC GROWTH FUND is Madison Investment Advisors, Inc., located at 550 Science Drive, Madison, Wisconsin 53711. The subadviser to the VALUE FUND is Pilgrim Baxter & Associates, Ltd., located at 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087. The subadviser to the EMERGING GROWTH FUND is Turner Investment Partners located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. And finally, the S&P 500 INDEX FUND is not actively managed. It invests all of its assets in the Master Investment Portfolio.


- John A. Dewald, Senior Vice President of World Savings, and Tim Stare, Vice President of World Savings, are portfolio managers for the MONEY MARKET FUND, U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND and the U.S. TREASURY MONEY FUND. Messrs. Dewald and Stare have had extensive experience managing mortgage-backed and mortgage-related securities, money market instruments, bonds, and other debt obligations.


- John F. Flahive, a Vice President with Boston Safe, has been portfolio manager for the CALIFORNIA MUNICIPAL BOND FUND, NATIONAL MUNICIPAL BOND FUND and the CALIFORNIA MUNICIPAL MONEY FUND since November 1, 1994. Before joining Mellon in October 1994, Mr. Flahive was a Senior Portfolio Manager at Neuberger & Berman for approximately one year. Previously, he was in the municipal bond departments of T. Rowe Price and Dean Witter for approximately eight years.


- The Portfolio Managers of the GROWTH AND INCOME FUND are Bruce Bartlett and Chris Leavy. Mr. Bartlett, a Vice President and Portfolio Manager of OppenheimerFunds, has been responsible for managing the fund since July 5, 1995. Previously, Mr. Bartlett was a Vice President and Senior Portfolio Manager with First of America Investment Corporation. Mr. Leavy, a Senior Vice President, Portfolio Manager and team leader for the Value Team at OppenheimerFunds, joined Mr. Bartlett on October 1, 2000. From 1997 to 2000, Mr. Leavy was a member of the investment team at Morgan Stanley Investment Management, where he led the management of approximately $6 billion in large cap equities and also managed a $900 million small cap mutual fund. From 1995 to 1997, Mr. Leavy worked at Crestar Asset Management as an analyst and a portfolio manager.


- William L. Wilby has been responsible for managing the GLOBAL GROWTH FUND since inception on April 15, 1996. During the past five years, Mr. Wilby, a Senior Vice President and Portfolio Manager of OppenheimerFunds, has served as an officer and portfolio manager for various funds managed by OppenheimerFunds. Previously, he was an international investment strategist at Brown Brothers, Harriman & Co.


- The portfolio managers for the EMERGING GROWTH FUND are Thomas DiBella CFA and Kenneth W. Gainey CFA who both joined Turner Investment Partners, Inc., on March 5, 2002. Prior to joining Turner, Messrs DiBella from 1994 and Gainey from 1999 were responsible for managing the Aetna Small Company Fund (now the ING Small Company Fund).


- Arthur P. Steinmetz has been responsible for managing the STRATEGIC INCOME FUND since inception on May 20, 1996. During the past five years, Mr. Steinmetz, a Senior Vice President and Portfolio Manager of OppenheimerFunds has served as an officer and portfolio manager of various funds managed by OppenheimerFunds.


- Raymond J. McCaffrey, a Portfolio Manager with Pilgrim Baxter & Associates, Ltd., has been responsible for managing the VALUE FUND since its inception on May 1, 2002. Prior to joining Pilgrim Baxter in 1997,

Mr. McCaffrey was a Vice President, Technology Analyst and Portfolio # Manager at Pitcairn Trust Company for approximately two years. He held earlier positions as an investment analyst at Cypress Capital Management, Independence Capital Management and Fidelity Bank.

- The S&P 500 INDEX FUND does not have its own investment adviser, rather it invests all of its assets in the Master Portfolio which is advised by Barclays Global. Unlike many actively managed funds, there is no single portfolio manager who makes investment decisions for the Master Portfolio. Rather, the Portfolio follows an objective and consistent process in attempting to track the S&P 500 Index.

- The AMERICAN ENTERPRISE BOND FUND, BALANCED FUND and STRATEGIC GROWTH FUND are managed by the Equity Team and the Fixed Income Team, as appropriate, of Madison Investment Advisors, Inc.

- Each fund pays Atlas Advisers a fee for investment management services. Atlas Advisers, in turn, pays subadvisory fees when applicable. The management fee is an annual rate, equal to a percentage of each fund's average net assets and paid monthly as follows:


  ANNUAL MANAGEMENT FEES


                              FISCAL YEAR
  FUNDS                      ENDING 12/31/03     SUBADVISER

STOCK FUNDS

  BALANCED                       0.70%           MADISON INVESTMENT ADVISORS, INC.

  EMERGING GROWTH                0.80%           TURNER INVESTMENT PARTNERS, INC.

  FUND OF FUNDS                  0.25%           NONE

  GLOBAL GROWTH                  0.80%           OPPENHEIMERFUNDS, INC.

  GROWTH AND INCOME              0.63%           OPPENHEIMERFUNDS, INC.

  S&P 500 INDEX FUND             0.30%           NONE

  STRATEGIC GROWTH               0.70%           MADISON INVESTMENT ADVISORS, INC.

  VALUE FUND                     0.80%           PILGRIM, BAXTER & ASSOCIATES, LTD.

BOND FUNDS

  AMERICAN ENTERPRISE
    BOND FUND                    0.55%           MADISON INVESTMENT ADVISORS, INC.

  CALIFORNIA MUNICIPAL BOND      0.55%           BOSTON SAFE ADVISORS, INC.

  NATIONALMUNICIPAL BOND         0.55%           BOSTON SAFE ADVISORS, INC.

  STRATEGIC INCOME               0.74%           OPPENHEIMERFUNDS, INC.

  U.S. GOVERNMENT AND
    MORTGAGE SECURITIES          0.55%           NONE

MONEY FUNDS

  CALIFORNIA MUNICIPAL MONEY     0.50%           BOSTON SAFE ADVISORS, INC.

  MONEY MARKET                   0.50%           NONE

  U.S. TREASURY MONEY            0.50%           NONE


THE DISTRIBUTOR AND THE DISTRIBUTION PLAN

Atlas Funds are distributed by Atlas Securities, Inc. Shares are offered at net asset value with no sales load. From time to time, Atlas Securities may offer merchandise, monetary bonuses, or other incentives in one or more of the funds. Incentives may be offered to selected groups of shareholders, such as first time buyers or existing account holders.

Each fund, except for the Fund of Funds has adopted a distribution plan under Rule 12b-1 to reimburse the distributor for costs for advertising, marketing, and shareholder servicing. Reimbursements are made on a quarterly basis up to a maximum of .25% of a fund's average daily net assets. These fees increase the cost of your investment and, over time, may cost you more than paying other types of sales charges, because they are taken out of fund assets on an ongoing basis. A fund will not reimburse expenses incurred by another fund.

Shares are currently offered only through Atlas Securities and certain so-called mutual fund "supermarkets." Atlas Securities may make payments up to a maximum of .25% per year to other companies for distribution and shareholder services.

DOING BUSINESS WITH ATLAS

IN PERSON

Atlas Investment Representatives offer person-to-person, professional financial services at no charge to you. You can meet with a Representative at most World Savings branches. To locate the one nearest you or to schedule an appointment, call 1-800-933-ATLAS (1-800-933-2852).


ONLINE

www.atlasfunds.com
24 hours a day, 7 days a week

-   Open a variety of mutual fund account types:
         -  Individual
         -  Joint
         -  Custodial
         -  Traditional or Roth IRA
         -  Coverdell Education Savings
-   Review your accounts
-   Purchase and exchange funds
-   Obtain fund information and performance
-   Order checkbooks, tax information and duplicate statements


BY PHONE

1-800-933-ATLAS
(1-800-933-2852)

Atlas Direct Access - offers 24-hour automated telephone services:
- Review your accounts
- Request transactions
- Check prices and performance

Atlas Telephone Representatives are available Monday through Friday, 6:00 a.m. to 6:00 p.m., Pacific time.

INVESTMENT MINIMUMS

                                                      INITIAL          ADDITIONAL
   ACCOUNT TYPE                                     INVESTMENT         INVESTMENTS

   Non-Retirement Accounts                            $2,500              $250

   Wire Purchases                                     $2,500            $1,000

   Exchanges                                          $2,500              $250

   Traditional, SEP or Roth IRA Accounts                $250              $250

   Coverdell Education Savings Accounts                 $250              $250

   Custodial Accounts for Minors                        $250              $250

   Employee Accounts                                    $250               $50

RETIREMENT ACCOUNTS

Traditional and Roth Individual Retirement Accounts (IRAs), Simplified Employee Pension Plans (SEPs) are available. Call us at 1-800-933-2852 or visit the website at www.atlasfunds.com to obtain information about account agreements, applications and annual fees.

BUYING SHARES

OPENING A NEW ACCOUNT

BY MAIL

BY REGULAR MAIL
Atlas Funds
P.O. Box 219056
Kansas City, MO 64121-9056

OVERNIGHT CARRIER
Atlas Funds, c/o NFDS
P.O. Box 219056
330 West 9th Street
Kansas City, MO 64105-1807

Complete and sign the application and send it to the address above. Make your check payable to "Atlas Funds" for at least the minimum fund investment.


ADDING TO AN EXISTING ACCOUNT

BY MAIL

BY REGULAR MAIL
Atlas Funds
P.O. Box 219056
Kansas City, MO 64121-9056

OVERNIGHT CARRIER
Atlas Funds, c/o NFDS
330 West 9th Street
Kansas City, MO 64105-1807

Send your investment check to the applicable address above. Indicate your account number on the check. Include the "Account Investment" stub from the bottom of your account statement.


OPENING A NEW ACCOUNT

BY TELEPHONE

CALL 1-800-933-2852

EXCHANGE: Use the redemption proceeds of one fund to invest in another fund with the same owner(s) and taxpayer identification number. To make an exchange, call us.

WIRE: Once you have submitted a completed application, you may open an account using federal funds wired from your bank. Call us to obtain an account number. Direct your bank to wire your investment to:

State Street Bank
ABA # 011000028
Acct # 99050353
Fund Name: Atlas (fund name)
Customer Name:
Fund Account #:


ADDING TO AN EXISTING ACCOUNT

BY TELEPHONE

CALL 1-800-933-2852

ELECTRONIC TRANSFER: If you have previously established bank information for electronic funds transfer, you may purchase additional shares by calling the number above. To establish this option, call us for an "On Request Purchase" form.

EXCHANGE: Use the redemption proceeds of one fund to invest in another fund with the same owner(s) and taxpayer identification number. To make an exchange, call us.

WIRE: Invest via wire by directing your bank to send federal funds to:

State Street Bank
ABA # 011000028
Acct # 99050353
Fund Name: Atlas (fund name)
Customer Name:
Fund Account #:

If you have elected the bank wire option on your WORLD INSURED MONEY MARKET ACCOUNT, you can have funds wired to your Atlas account by calling the number above.


ONLINE

www.atlasfunds.com

Visit our secure website and complete an application online. You may submit your purchase request through our secure site or mail the application with a check.

EXCHANGE: Log on to Atlas Account Access and use the redemption proceeds of one fund to invest in another fund with the same owner(s) and taxpayer identification number. Submit your exchange request through our secure site.


IN PERSON

Contact your Atlas Investment Representative. Call 1-800-933-ATLAS (1-800-933-2852) to schedule an appointment with a Representative in a local World Savings branch.

SELLING SHARES

You may sell some or all of your fund shares on any day the New York Stock Exchange is open. All sell orders received by the Fund's shareholder services agent or other authorized representative by the close of trading on the New York Stock Exchange (normally 4:00 PM Eastern time, or 1:00 PM, Pacific time) will be executed at that day's closing price. Redemptions of shares recently purchased by check or electronic transfer will not be processed until we are satisfied that the funds have cleared, usually not more than 15 days. You may also sell shares of each fund through certain broker-dealers or other financial institutions at which you maintain an account. Such financial institutions may charge you a fee for this service.

BY TELEPHONE

All accounts are automatically eligible to sell shares by telephone unless you have declined the telephone redemption and exchange option on your account. Only one account owner needs to call in redemption requests. Minimum telephone redemption is $1,000. To request a redemption, call 1-800-933-ATLAS (1-800-933-2852). The following payment options are available for telephone requests:

      PAYMENT BY CHECK

            - No fee - check mailed to the address of record on the account.
            - If you have had an address change within the last 30 days, your request must be submitted in writing with a signature guarantee.

      ELECTRONIC TRANSFER/AUTOMATED CLEARING HOUSE (ACH) NETWORK

            - You must have established the electronic transfer option on your account.
            - There is no charge for processing this transaction.

      WIRE TRANSFER

            - You must have established the electronic transfer option on your account.
            - A $10 wire charge will be deducted. Your bank may also charge a wire transfer fee.

BY MAIL

Send us a letter including your name, account number, the fund you would like to sell, the dollar amount or number of shares you want to redeem. The letter should be signed by all account owners exactly as their names appear on the account. Mail to:

        BY REGULAR MAIL                   OVERNIGHT CARRIER
        Atlas Funds                       Atlas Funds, c/o NFDS
        P.O. Box 219056                   330 West 9th Street
        Kansas City, MO 64121-9056        Kansas City, MO 64105-1807


     A SIGNATURE GUARANTEE is required if any of the following is applicable:
          -    You are redeeming $50,000 or more.
          - You would like a check mailed to an address other than the address of record.
          - You would like a check mailed to an address which has been changed within the past 30 days.
          - You would like a check made payable to anyone other than the account owner(s) of record.
          - You want the proceeds wired to a bank account that is not pre-designated on your account.

A signature guarantee assures that a signature is genuine and helps protect against fraud. You can obtain one from most banks, savings associations, or securities dealers with which you have an account relationship. A SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.


BY CHECK

Checkwriting is available for all Atlas bond and money funds, except for bond fund shareholders whose accounts are subject to backup withholding for federal income taxes. If you have established the checkwriting option on your bond or money fund account(s), you need to know:

          - There is a $500 minimum per check. Checks presented for less than $500 will be returned unpaid.
          -    You may not write a check to close an account.
          - You should not attempt to write a check for the total value of a bond fund, since the value of these funds can vary each day, and the funds available may not be sufficient to clear the check.

OTHER ACCOUNT INFORMATION

EXCHANGES

An exchange represents the sale of shares of one Atlas fund and the purchase of shares of another Atlas fund, which may produce a taxable gain or loss in a non-retirement account. Exchanges between Atlas fund accounts will be accepted only if the registrations are identical (same name, address and taxpayer identification number). To protect performance and control costs, a fund may modify, suspend or discontinue the exchange feature or a shareholder's use of it at any time upon 60 days notice. All accounts are eligible to exchange shares by telephone unless you have declined the telephone exchange and redemption option on your account. Only one account owner needs to call in an exchange request.


AUTOMATIC TRANSACTIONS

INVESTMENTS

- After you have made your initial investment, you may set up an automatic investment plan by indicating on your application how much and how often you want to invest. The minimum investment is $250 per fund. There is no charge for this service.

EXCHANGES

- You can automatically exchange $250 or more from one Atlas fund to another. Just indicate on your application how much and how often you want to exchange. There is no charge for this service.

- Both accounts must be registered in the same name(s) and have the same taxpayer identification number.

- Exchanges will be made on the 15th of each month you choose. If the 15th falls on a weekend or holiday, exchanges will be made on the next business day.

REDEMPTIONS

- If your account balance is $10,000 or more, you may set up an automatic redemption plan by indicating on your new account application how much and how often you want to redeem. You may sell fixed amounts of $100 or more at monthly, quarterly, or yearly intervals. There is no charge for this service.

- Redemptions will be made on the 20th of each month you choose. If the 20th falls on a weekend or holiday, redemptions will be made on the previous business day.

VERIFICATION OF ACCOUNT STATEMENTS

You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Funds will not be responsible for any loss, damage, cost or expense arising out of any transaction that appears on your confirmation after this 60-day period.

HOW FUND SHARES ARE PRICED

A fund's net asset value (NAV) is the price at which you will buy or sell shares. The net asset value is calculated by dividing a fund's total asset value by the number of outstanding shares. The NAV is determined at the close of regular trading on the New York Stock Exchange each day the exchange is open.

All purchases, redemptions and exchanges will be processed at the NAV next calculated after your paperwork and, if you are purchasing your payment, is received in good order by the shareholder services agent or other authorized representative. All orders accepted by the close of trading on the NYSE (normally 4:00 p.m. Eastern time; 1:00 p.m. Pacific time) will be executed at that day's closing price.

You may also purchase shares of each fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the funds. Such financial institutions may charge you a fee for this service in addition to the fund's NAV.

TAXES

IRS rules require the funds to distribute net investment income and any capital gains to shareholders. Capital gains may be taxable at different rates depending upon the length of time the assets were held. Capital gains, if any, will be distributed at least once a year and may be distributed more often.

Dividends and distributions may be taxable, whether received in cash or reinvested. An exchange of shares for shares of another fund is considered a sale and may result in a gain or loss for tax purposes.

(1) After tax returns are calculated using the highest individual federal marginal income tax rates, but do not reflect in the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their funds in a tax-deferred account, such as an IRA.


DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions are paid to all shareholders who maintain accounts on a fund's "record date." If you would like to receive distributions in cash, indicate that choice on your account application. Otherwise, distributions will be reinvested in additional shares.

If you own more than one Atlas fund, your distributions from one fund may be used to purchase shares in another. You may not direct distributions between an IRA and a non-IRA account.

Bond fund and money fund dividends will begin on the next business day after your purchase is effective and will continue through the day shares are redeemed.

If you buy shares just before a capital gain distribution, you will pay the full price and then receive back a portion of your investment in the form of a taxable distribution.

You will be notified in January each year about the tax status of distributions made by the funds. Because everyone's tax situation is unique, always consult your tax adviser about federal, state and local tax consequences.


ATLAS FUNDS                INCOME DIVIDENDS                            CAPITAL GAIN DISTRIBUTIONS

Balanced                   -  Declared quarterly                       -  Declared and paid after the end
                                                                          of the fourth quarter
Growth and Income          -  Paid after the end of each quarter
----------------------------------------------------------------------------------------------------------
Emerging Growth            -  Usually none                             -  Declared and paid after the end
                                                                          of the fourth quarter
Fund of Funds              -  If earned, paid after the end of
                              the fourth quarter

Global Growth

Strategic Growth

Value
----------------------------------------------------------------------------------------------------------
All Bond and Money Funds   -  Declared daily                           -  Declared and paid after the end
                                                                          of the fourth quarter Other
                           -  Paid after the end of each month            policies
----------------------------------------------------------------------------------------------------------
S&P 500 Index              -  Usually minimal                          -  Declared and paid after the end
                                                                          of the fourth quarter
                           -  If earned, paid after the end of
                              the fourth quarter
----------------------------------------------------------------------------------------------------------

OTHER ACCOUNT INFORMATION

OTHER POLICIES

- MINIMUM BALANCE: If your account balance falls below $1,250 due to redemptions or exchanges, we may close your account and mail the proceeds to you. We will give you 60 days written notice and the opportunity to make an additional investment to satisfy the $2,500 minimum balance requirement.

- REDEMPTIONS: Payment may be delayed up to seven days if making immediate payment could adversely affect a fund.

When regular trading on the New York Stock Exchange is closed or restricted by the SEC for any reason other than weekends or holidays, or there is an emergency as determined by the SEC, redemptions may be suspended or payment dates postponed.


- GENERAL INFORMATION ABOUT SERVICE FEATURES: A fund may modify, suspend or discontinue services, charges, or terms and conditions at any time. The use of any feature may be denied to any shareholder who uses it to the detriment of the fund or other shareholders. If we modify or discontinue a service affecting all shareholders, we will provide 60 days prior written notice.

You may add, change or discontinue any service by sending us your request in writing. If it has been more than 30 days since you established your account, we require a signature guarantee with your request.

- TELEPHONE AND ELECTRONIC TRANSACTIONS: Shareholders who elect telephone, automatic or electronic transactions or checkwriting bear the risk of loss for unauthorized transactions. Atlas Funds will not be liable for losses that may result from:

- Instructions communicated by telephone that we reasonably believe to be genuine,

- Transactions authorized by less than all registered owners,

- Transactions which do not require signature guarantees, or

- Transactions requested through Atlas Direct Access, our automated telephone service or the Account Access area of the website.

To safeguard your account, please keep your Direct Access and website Account Access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

For your protection and to review or clarify telephone requests, we reserve the right to record all calls. We may employ additional procedures prior to acting on telephone instructions, such as requiring you to provide a form of personal identification, in order to confirm that instructions are genuine. If we do not employ reasonable procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

Abnormal market conditions may cause heavy call volume and make it difficult for you to make a telephone transaction. If this happens, please consider mailing your transaction request, or sending it by overnight delivery.


KEEPING YOU INFORMED

During the year, Atlas will send you the following communications:

- CONFIRMATION STATEMENTS: Mailed after each purchase, exchange, redemption (except by checkwriting), or change in account information.

- QUARTERLY STATEMENTS: You will receive three consolidated quarterly statements and a year-end summary of your account activity.

- ANNUAL AND SEMI-ANNUAL REPORTS: Mailed approximately 60 days after June 30 and December 31.

- 1099 TAX FORM: If applicable, mailed by January 31 each year.

- ANNUAL PROSPECTUS: Mailed to shareholders in May of each year.

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


FINANCIAL HIGHLIGHTS


This section provides further details about the funds' financial history. "Total return" shows the percentage that an investor would have earned or lost during a given period, assuming all dividends were reinvested. The funds' independent auditors, Deloitte & Touche LLP, audited these figures. Their full report is included in the funds' annual report. To receive a copy of the annual report, please see inside back cover.


                                  STOCK FUNDS

                                                                       BALANCED FUND

                                             DECEMBER 31,
                                             2002         2001        2000        1999        1998
   Net asset value, beginning of period      $  11.20     $ 11.58     $ 12.96     $ 14.47     $ 14.14

INCOME FROM INVESTMENT
     OPERATIONS:(5)
   Net investment income (loss)                  0.14        0.18        0.26        0.48        0.46
   Net realized and unrealized gain (loss)
     on investments                             (2.27)      (0.38)      (1.37)      (1.21)       0.75
   Total from investment operations             (2.13)      (0.20)      (1.11)      (0.73)       1.21

LESS DISTRIBUTIONS:
   From net investment income                   (0.14)      (0.18)      (0.27)      (0.48)      (0.46)
   From net capital gains                        0.00        0.00       (0.00)      (0.30)      (0.42)
   In excess of realized gains                   0.00        0.00        0.00        0.00        0.00
   Tax return of capital distribution            0.00        0.00        0.00        0.00        0.00
   Total distributions                          (0.14)      (0.18)      (0.27)      (0.78)      (0.88)
   Net asset value, end of period            $   8.93     $ 11.20     $ 11.58     $ 12.96     $ 14.47
   Total return(2)                             -19.07%      -1.70%      -8.71%      -5.20%       8.63%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $ 25,258     $42,159     $45,966     $73,365     $88,430
   Ratio of expenses to average
     net assets:(3)
     Before expense waivers
      and reimbursement                          1.35%       1.22%       1.22%       1.15%       1.16%
     After expense waivers
      and reimbursement                          1.31%       1.22%       1.22%       1.15%       1.16%
   Ratio of net investment income
     to average net assets(3)                    1.45%       1.55%       2.07%       3.30%       3.28%
   Portfolio turnover rate                     158.81%(4)   93.38%(4)  142.04%(4)   51.94%      33.62%

                                                                    EMERGING GROWTH FUND

                                              DECEMBER 31,
                                              2002         2001        2000         1999        1998
   Net asset value, beginning of period       $  14.09     $ 14.51     $  18.79     $ 13.75     $ 13.00

INCOME FROM INVESTMENT
     OPERATIONS:(5)
   Net investment income (loss)                  (0.12)      (0.18)       (0.12)      (0.15)      (0.09)
   Net realized and unrealized gain (loss)
     on investments                              (5.03)      (0.24)       (4.16)       6.02        0.84
   Total from investment operations              (5.15)      (0.42)       (4.28)       5.87        0.75

LESS DISTRIBUTIONS:
   From net investment income                     0.00        0.00         0.00        0.00        0.00
   From net capital gains                         0.00        0.00         0.00       (0.83)       0.00
   In excess of realized gains                    0.00        0.00         0.00        0.00        0.00
   Tax return of capital distribution             0.00        0.00         0.00        0.00        0.00
   Total distributions                            0.00        0.00         0.00       (0.83)       0.00
   Net asset value, end of period             $   8.94     $ 14.09     $  14.51     $ 18.79     $ 13.75
   Total return(2)                             -36.55%      -2.89%      -22.78%       42.68%       5.77%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $ 14,578     $23,574     $ 25,939     $19,551     $16,747
   Ratio of expenses to average
     net assets:(3)
     Before expense waivers
      and reimbursement                           1.99%       1.67%        1.64%       1.74%       1.59%
     After expense waivers
      and reimbursement                           1.60%       1.66%        1.55%       1.53%       1.49%
   Ratio of net investment income
     to average net assets(3)                   -1.20%      -1.40%       -0.72%      -1.14%      -0.68%
   Portfolio turnover rate                      248.05%     271.11%      173.69%     184.32%     106.24%

STOCK FUNDS

                                             FUND OF                                     GLOBAL GROWTH FUND
                                             FUNDS
                                             MAY 1, 2002
                                             THROUGH
                                             DECEMBER 31,  DECEMBER 31,
                                             2002          2002         2001         2000         1999        1998
   Net asset value, beginning of period      $  10.00      $  16.52     $  18.69     $  19.28     $ 14.56     $    12.69

INCOME FROM INVESTMENT
     OPERATIONS:(5)
   Net investment income (loss)                  0.10          0.00        (0.01)        0.03        0.03           0.00
   Net realized and unrealized gain (loss)
     on investments                             (1.33)        (3.77)       (2.16)        0.59        8.10           2.21
   Total from investment operations             (1.23)        (3.77)       (2.17)        0.62        8.13           2.21

LESS DISTRIBUTIONS:
   From net investment income                   (0.06)         0.00         0.00        (0.00)       0.00           0.00
   From net capital gains                        0.00          0.00         0.00        (0.92)      (3.41)         (0.18)
   In excess of realized gains                   0.00          0.00         0.00        (0.29)       0.00          (0.16)
   Tax return of capital distribution            0.00          0.00         0.00         0.00        0.00           0.00
   Total distributions                          (0.06)         0.00         0.00        (1.21)      (3.41)         (0.34)
   Net asset value, end of period            $   8.71      $  12.75     $  16.52     $  18.69     $ 19.28     $    14.56
   Total return(2)                             -12.27%       -22.82%      -11.61%        3.24%      55.85%         16.19%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $  2,071      $ 88,842     $115,042     $134,929     $70,300     $   36,549
   Ratio of expenses to average
     net assets:(3)
     Before expense waivers
      and reimbursement                          2.12%         1.48%        1.40%        1.34%       1.48%          1.53%
     After expense waivers
      and reimbursement                          0.85%         1.48%        1.40%        1.34%       1.48%          1.53%
   Ratio of net investment income
     to average net assets(3)                    1.62%       -0.03%       -0.08%         0.15%       0.19%          0.04%
   Portfolio turnover rate                      27.55%        39.23%       43.59%       53.89%     103.02%         74.52%

                                                                           GROWTH AND INCOME FUND

                                               DECEMBER 31,
                                                  2002           2001           2000           1999        1998
   Net asset value, beginning of period      $    20.17     $    23.43     $    26.61     $    22.08     $  18.860

INCOME FROM INVESTMENT
     OPERATIONS:(5)
   Net investment income (loss)                    0.01           0.03           0.24           0.14         0.15
   Net realized and unrealized gain (loss)
     on investments                               (3.67)         (3.26)         (1.52)          6.85         4.71
   Total from investment operations               (3.66)         (3.23)         (1.28)          6.99         4.86

LESS DISTRIBUTIONS:
   From net investment income                     (0.01)         (0.03)         (0.24)         (0.14)       (0.15)
   From net capital gains                          0.00           0.00          (1.64)         (2.32)       (1.49)
   In excess of realized gains                     0.00           0.00          (0.02)          0.00         0.00
   Tax return of capital distribution              0.00           0.00           0.00           0.00         0.00
   Total distributions                            (0.01)         (0.03)         (1.90)         (2.46)       (1.64)
   Net asset value, end of period            $    16.50     $    20.17     $    23.43     $    26.61     $  22.08
   Total return(2)                               -18.14%        -13.79%         -4.90%         31.72%       25.83%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)         $  263,675     $  365,552     $  454,546     $  410,721     $248,606
   Ratio of expenses to average
     net assets:(3)
     Before expense waivers
      and reimbursement                            1.12%          1.09%          1.02%          1.04%        1.06%
     After expense waivers
      and reimbursement                            1.12%          1.09%          1.02%          1.04%        1.06%
   Ratio of net investment income
     to average net assets(3)                      0.06%          0.15%          0.88%          0.59%        0.73%
   Portfolio turnover rate                       110.13%        136.06%         66.14%        102.42%      106.21%

(1)  Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)  Annualized when the period presented is less than one year.

(4)  Excludes the effect of short-term TBA security transactions.

(5)  Per share information was calculated based on average shares.

                                   STOCK FUNDS

                                              S&P 500 INDEX FUND                   STRATEGIC GROWTH FUND               VALUE FUND

                                                        AUG. 16, 2000(1)                                             MAY 1, 2002(1)
                                                             THROUGH                                                    THROUGH
                                         DECEMBER 31,       DECEMBER 31, DECEMBER 31,                                   DECEMBER 31,
                                         2002      2001      2000        2002       2001     2000        1999     1998  2002
   Net asset value, beginning of period  $   7.77  $   8.92  $  10.00    $  13.09   $  18.33 $  20.53  $  17.11 $ 16.36 $  10.00

INCOME FROM INVESTMENT
     OPERATIONS:(4)
   Net investment income (loss)              0.08      0.05      0.03       (0.05)     (0.02)    0.03     (0.01)   0.09     0.07
   Net realized and unrealized gain
     (loss) on investments                  (1.82)    (1.15)    (1.10)      (3.51)     (5.22)   (2.01)     6.87    1.86    (1.93)
   Total from investment operations         (1.74)    (1.10)    (1.07)      (3.56)     (5.24)   (1.98)     6.86    1.95    (1.86)

LESS DISTRIBUTIONS:
   From net investment income               (0.07)    (0.05)    (0.01)       0.00       0.00    (0.02)     0.00   (0.09)   (0.07)
   From realized capital gains               0.00      0.00      0.00        0.00       0.00    (0.03)    (3.44)  (1.00)    0.00
   In excess of realized gains               0.00      0.00      0.00        0.00       0.00    (0.17)     0.00   (0.11)    0.00
   Tax return of capital distribution        0.00      0.00      0.00        0.00       0.00     0.00      0.00    0.00     0.00
   Total distributions                      (0.07)    (0.05)    (0.01)       0.00       0.00    (0.22)    (3.44)  (1.20)   (0.07)
   Net asset value, end of period        $   5.96  $   7.77  $   8.92    $   9.53   $  13.09 $  18.33  $  20.53 $ 17.11 $   8.07
   Total return(2)                        -22.37%   -12.36%   -10.66%     -27.20%    -28.59%   -9.65%     40.12%  11.22% -18.64%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)     $ 25,497  $ 22,007  $  9,516    $ 62,507   $ 97,976 $155,895  $102,428 $73,626 $  6,888
   Ratio of expenses to average
     net assets:(3)
     Before expense waivers
      and reimbursement                      1.06%     1.07%     2.66%       1.40%      1.26%    1.12%     1.17%   1.16%    2.13%
     After expense waivers
      and reimbursement                      0.50%     0.50%     0.50%       1.40%      1.26%    1.12%     1.17%   1.16%    1.32%
   Ratio of net investment income
     to average net assets(3)                1.14%     0.88%     0.78%     -0.48%     -0.15%     0.13%   -0.06%    0.52%    1.35%
   Portfolio turnover rate                    N/A       N/A       N/A      101.71%    175.07%   53.78%   179.98%  89.69%  247.30%

BOND FUNDS

                                                             CALIFORNIA MUNICIPAL BOND FUND

                                              DECEMBER 31,
                                              2002         2001         2000         1999             1998
   Net asset value, beginning of period       $  11.16     $  11.27     $  10.48     $  11.49     $  11.44

INCOME FROM INVESTMENT
     OPERATIONS:(4)
   Net investment income (loss)                   0.47         0.50         0.51         0.51         0.51
   Net realized and unrealized gain
     (loss) on investments                        0.36        (0.11)        0.79        (1.01)        0.16
   Total from investment operations               0.83         0.39         1.30        (0.50)        0.67

LESS DISTRIBUTIONS:
   From net investment income                    (0.47)       (0.50)       (0.51)       (0.51)       (0.51)
   From realized capital gains                    0.00         0.00         0.00         0.00        (0.11)
   In excess of realized gains                    0.00         0.00         0.00         0.00         0.00
   Tax return of capital distribution             0.00         0.00         0.00         0.00         0.00
   Total distributions                           (0.47)       (0.50)       (0.51)       (0.51)       (0.62)
   Net asset value, end of period             $  11.52     $  11.16     $  11.27     $  10.48     $  11.49
   Total return(2)                                7.57%        3.51%       12.75%      -4.48%         5.94%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)          $303,195     $246,188     $213,320     $198,406     $211,938
   Ratio of expenses to average
     net assets:(3)
     Before expense waivers
      and reimbursement                           0.92%        0.92%        0.93%        0.93%        0.94%
     After expense waivers
      and reimbursement                           0.92%        0.92%        0.93%        0.88%        0.94%
   Ratio of net investment income
     to average net assets(3)                     4.15%        4.40%        4.74%        4.61%        4.43%
   Portfolio turnover rate                       19.79%       12.60%       12.25%       17.01%       14.95%

                                                         NATIONAL MUNICIPAL BOND FUND

                                          DECEMBER 31,
                                          2002        2001        2000        1999        1998

   Net asset value, beginning of period   $ 11.16     $ 11.13     $ 10.50     $ 11.56     $ 11.54

INCOME FROM INVESTMENT
     OPERATIONS:(4)
   Net investment income (loss)              0.47        0.50        0.52        0.51        0.51
   Net realized and unrealized gain
     (loss) on investments                   0.49        0.03        0.63       (1.06)       0.13
   Total from investment operations          0.96        0.53        1.15       (0.55)       0.64

LESS DISTRIBUTIONS:
   From net investment income               (0.46)      (0.50)      (0.52)      (0.51)      (0.51)
   From realized capital gains               0.00        0.00        0.00        0.00       (0.11)
   In excess of realized gains               0.00        0.00        0.00        0.00        0.00
   Tax return of capital distribution        0.00        0.00        0.00        0.00        0.00
   Total distributions                      (0.46)      (0.50)      (0.52)      (0.51)      (0.62)
   Net asset value, end of period         $ 11.66     $ 11.16     $ 11.13     $ 10.50     $ 11.56
   Total return(2)                           8.81%       4.79%      11.24%     -4.86%        5.70%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $90,809     $67,991     $53,901     $54,296     $62,558
   Ratio of expenses to average
     net assets:(3)
     Before expense waivers
      and reimbursement                      0.97%       0.97%       1.01%       0.98%       0.99%
     After expense waivers
      and reimbursement                      0.97%       0.97%       1.01%       0.97%       0.99%
   Ratio of net investment income
     to average net assets(3)                4.08%       4.44%       4.83%       4.62%       4.44%
   Portfolio turnover rate                  22.27%      32.81%      20.12%      16.44%      21.89%

(1)  Commencement of operations.

(2) Total returns assume purchase at net asset value at the beginning of each year. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)  Annualized when the period presented is less than one year.

(4)  Per share information was based on average shares.

                                   BOND FUNDS

                                                                 STRATEGIC INCOME FUND

                                          DECEMBER 31,
                                          2002            2001            2000        1999        1998
   Net asset value, beginning of period   $   4.20        $   4.37        $  4.67     $  4.98     $  5.16

INCOME FROM INVESTMENT
     OPERATIONS:(5)
   Net investment income (loss)               0.29            0.36           0.39        0.40        0.38
   Net realized and unrealized gain
     (loss) on investments                   (0.04)          (0.17)         (0.30)      (0.30)      (0.15)
   Total from investment operations           0.25            0.19           0.09        0.10        0.23

LESS DISTRIBUTIONS:
   From net investment income                (0.31)          (0.35)         (0.27)      (0.40)      (0.38)
   From realized capital gains                0.00            0.00           0.00        0.00        0.00
   In excess of realized gains                0.00            0.00           0.00        0.00        0.00
   Tax return of capital distribution         0.00           (0.01)         (0.12)      (0.01)      (0.03)
   Total distributions                       (0.31)          (0.36)         (0.39)      (0.41)      (0.41)
   Net asset value, end of period         $   4.14        $   4.20        $  4.37     $  4.67     $  4.98
   Total return(2)                            6.31%           4.45%          2.05%       1.92%       4.03%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)      $128,423        $102,923        $77,568     $67,218     $66,375
   Ratio of expenses to average
     net assets:(3)
     Before expense waivers
      and reimbursement                       1.30%           1.31%          1.36%       1.37%       1.36%
     After expense waivers
      and reimbursement                       1.30%           1.31%          1.36%       1.16%       0.80%
     Ratio of net investment income
      to average net assets(3)                6.90%           8.31%          8.65%       8.42%       7.45%
     Portfolio turnover rate                 85.26%(4)      114.66%(4)     146.55%     119.62%     172.43%

                                                U.S. GOVERNMENT AND MORTGAGE SECURITIES FUND

                                         DECEMBER 31,
                                         2002         2001         2000         1999         1998
   Net asset value, beginning of period  $  10.10     $   9.95     $   9.61     $  10.17     $  10.20

INCOME FROM INVESTMENT
     OPERATIONS:(5)
   Net investment income (loss)              0.50         0.56         0.60         0.60         0.63
   Net realized and unrealized gain
     (loss) on investments                   0.36         0.16         0.34        (0.56)       (0.03)
   Total from investment operations          0.86         0.72         0.94         0.04         0.60

LESS DISTRIBUTIONS:
   From net investment income               (0.51)       (0.57)       (0.60)       (0.60)       (0.63)
   From realized capital gains               0.00         0.00         0.00         0.00         0.00
   In excess of realized gains               0.00         0.00         0.00         0.00         0.00
   Tax return of capital distribution        0.00         0.00         0.00         0.00         0.00
   Total distributions                      (0.51)       (0.57)       (0.60)       (0.60)       (0.63)
   Net asset value, end of period        $  10.45     $  10.10     $   9.95     $   9.61     $  10.17
   Total return(2)                           8.69%        7.39%       10.21%        0.39%        6.06%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)     $501,248     $317,583     $179,462     $202,966     $216,344
   Ratio of expenses to average
     net assets:(3)
     Before expense waivers
      and reimbursement                      1.00%        1.03%        1.03%        1.01%        1.02%
     After expense waivers
      and reimbursement                      1.00%        1.03%        1.03%        1.01%        1.02%
     Ratio of net investment income
      to average net assets(3)               4.85%        5.53%        6.27%        6.05%        6.20%
     Portfolio turnover rate                30.49%       19.75%        1.66%       20.67%       22.70%

MONEY FUNDS

                                                    CALIFORNIA MUNICIPAL MONEY FUND                   MONEY
                                                                                                   MARKET FUND

                                                                                                     MARCH 4, 2002(1)
                                                                                                     THROUGH
                                         DECEMBER 31,                                                DECEMBER 31,
                                         2002        2001        2000        1999        1998        2002
   Net asset value, beginning of period  $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00

INCOME FROM INVESTMENT
     OPERATIONS:(5)
   Net investment income (loss)            0.009       0.019       0.030       0.024       0.026       0.014
   Net realized and unrealized gain
     (loss) on investments                 0.000       0.000       0.000       0.000       0.000       0.000
   Total from investment operations        0.009       0.019       0.030       0.024       0.026       0.014

LESS DISTRIBUTIONS:
   From net investment income             (0.009)     (0.019)     (0.030)     (0.024)     (0.026)     (0.014)
   From realized capital gains             0.000       0.000       0.000       0.000       0.000       0.000
   In excess of realized gains             0.000       0.000       0.000       0.000       0.000       0.000
   Tax return of capital distribution      0.000       0.000       0.000       0.000       0.000       0.000
   Total distributions                    (0.009)     (0.019)     (0.030)     (0.024)     (0.026)     (0.014)
   Net asset value, end of period        $  1.00     $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
   Total return(2)                          0.86%       1.93%       3.03%       2.44%       2.67%       1.45%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)     $36,099     $39,266     $37,924     $39,316     $40,483     $18,376
   Ratio of expenses to average
     net assets:(3)
     Before expense waivers
      and reimbursement                     0.91%       0.90%       0.94%       0.95%       0.99%       1.27%
     After expense waivers
      and reimbursement                     0.59%       0.61%       0.63%       0.63%       0.67%       0.00%
     Ratio of net investment income
      to average net assets(3)              0.85%       1.92%       2.98%       2.41%       2.74%       1.71%
     Portfolio turnover rate                  --          --          --          --          --          --

                                                            U.S. TREASURY MONEY FUND

                                           DECEMBER 31,
                                           2002        2001        2000        1999        1998
   Net asset value, beginning of period    $  1.00     $  1.00     $  1.00     $  1.00     $  1.00

INCOME FROM INVESTMENT
     OPERATIONS:(5)
   Net investment income (loss)              0.009       0.033       0.052       0.040       0.045
   Net realized and unrealized gain
     (loss) on investments                   0.000       0.000       0.000       0.000       0.000
   Total from investment operations          0.009       0.033       0.052       0.040       0.045

LESS DISTRIBUTIONS:
   From net investment income               (0.009)     (0.033)     (0.052)     (0.040)     (0.045)
   From realized capital gains               0.000       0.000       0.000       0.000       0.000
   In excess of realized gains               0.000       0.000       0.000       0.000       0.000
   Tax return of capital distribution        0.000       0.000       0.000       0.000       0.000
   Total distributions                      (0.009)     (0.033)     (0.052)     (0.040)     (0.045)
   Net asset value, end of period          $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
   Total return(2)                            0.93%       3.32%       5.35%       4.02%       4.60%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000's)       $46,337     $75,962     $81,925     $55,892     $58,186
   Ratio of expenses to average
     net assets:(3)
     Before expense waivers
      and reimbursement                       1.02%       0.99%       1.02%       1.03%       1.02%
     After expense waivers
      and reimbursement                       0.74%       0.73%       0.68%       0.69%       0.60%
     Ratio of net investment income
      to average net assets(3)                0.94%       3.31%       5.24%       3.96%       4.49%
     Portfolio turnover rate                    --          --          --          --          --


(1)  Commencement of operations.

(2) Total returns assume purchase at net asset value (without sales charge) at the beginning of each period. Returns for periods less than a full year are aggregate (non-annualized) returns.

(3)  Annualized when the period presented is less than one year.

(4)  Excludes the effect of short term TBA security transactions.

(5)  Per share information was calculated based on average shares.

APPENDIX: DESCRIPTION OF RATINGS

In general, the ratings of Moody's Investors Services, Inc., Standard & Poor's Corporation (S&P), and other nationally recognized rating organizations represent the opinions of these agencies as to the quality of securities which they rate. It should be emphasized that these ratings are relative and subjective and are not absolute standards of quality. Consequently, bonds with the same maturity, coupon and rating may have different yields, while other bonds of the same maturity and coupon with different ratings may have the same yield.

These ratings will be used by the Atlas Funds as initial criteria for selection of portfolio securities, but the funds will also rely upon the independent advice of the adviser and subadvisers, if any, to evaluate potential investments.

After purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase. Neither event will require the sale of these securities, but the Adviser will consider rating changes in determining whether the fund should continue to hold them.

If a rating given by Moody's or S&P changes as a result of changes in these organizations or their rating systems, the funds will attempt to use comparable ratings as standards for their investments. Fund investments will be made and reviewed in accordance with the investment policies contained in this prospectus and in the Statement of Additional Information.

MOODY'S INVESTORS SERVICES, INC.

Moody's describes its ratings for debt securities as follows:

BONDS

Aaa. Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, changes that can be anticipated are not likely to impair the fundamentally strong position of these issues.

Aa. Bonds rated Aa are judged by all standards to be of high quality. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities. Fluctuation of protective elements may be of greater magnitude, or there may be other factors present which make the long-term risks appear somewhat larger than the Aaa securities.

A. Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Elements giving security to principal and interest are considered adequate, but factors may be present which suggest a susceptibility to impairment at some time in the future.

Baa. Bonds rated Baa are considered to be medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative elements as well.

Ba. Bonds rated Ba are judged to have speculative characteristics. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be only moderate and, therefore, not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B. Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over a long period of time may be small.

Caa. Bonds rated Caa are of poor standing. These issues may be in default, or there may be some danger with respect to principal or interest payments.

Ca. Bonds rated Ca represent obligations which are highly speculative. These issues are often in default or have other significant shortcomings.

C. Bonds rated C are the lowest rated class of bonds. These issues have extremely poor prospects of ever attaining any real investment standing.

NOTES AND VARIABLE RATE OBLIGATIONS

MIG 1/VMIG 1. The MIG 1 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes best quality. There is strong protection from established cash flows, superior liquidity, or demonstrated broad-based access to the market for refinancings.

MIG 2/VMIG 2. The MIG 2 (or VMIG 1 for an issue with a variable rate demand feature) designation denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

COMMERCIAL PAPER

PRIME-1. Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

- Leading market positions in well-established industries.

- High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S CORPORATION

S&P describes its ratings for debt securities as follows:

BONDS

AAA. Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal. They differ from the higher rated issues only by a small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal. They are somewhat more susceptible to adverse changes in circumstances and economic conditions than bonds in higher rated categories.

BBB. Bonds rated BBB are thought to have an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to weaken capacity to pay interest and repay principal than bonds in higher rated categories.

BB, B, CCC AND CC. Bonds rated BB, B, CCC and CC are regarded as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest. While bonds with these ratings are likely to have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

C AND D. The rating C is reserved for income bonds on which no interest is being paid. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

NOTES

SP-1. The SP-1 rating denotes a strong or very strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2. The SP-2 rating denotes a satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

A-1. The A-1 designation indicates a very strong degree of safety regarding timely payment. Issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

A-2. The A-2 designation indicates a strong capacity for timely payment. However, the relative degree of safety is not as high as for issues designated A-1.

SECURITIES TRANSACTIONS FORM

FOR TRUSTS, CORPORATIONS, PARTNERSHIPS AND OTHER ENTITIES

Corporations, please complete sections 1 through 3. Trusts, partnerships and other entities, complete sections 1 and 3. If any information on this form changes, you will need to submit an amended form. Please call 1-800-933-ATLAS (1-800-933-2852) for additional forms.


1. ACCOUNT REGISTRATION

------------------------------------------------------------------------------
Name of Trust, Corporation, Partnership or Other Entity

------------------------------------------------------------------------------
Atlas Funds Account Number (If this is an existing account)

THE REGISTERED OWNER IS A:

   Trust          Partnership            Corporation/Incorporated
--             --                     --        Association


   Other (please specify):
--


2. CORPORATIONS AND INCORPORATED ASSOCIATIONS ONLY

CORPORATE SECRETARY, PLEASE COMPLETE THIS SECTION, SIGN IT, AND AFFIX YOUR CORPORATE SEAL. BY SIGNING THIS FORM I CERTIFY THAT:

--  On (date) ---------------------------------, a quorum of the Board of
Directors of the Registered Owner named above empowered the person(s) named in section 3 to carry out securities transactions on the Registered Owner's behalf.

-- I am authorized to certify as needed the names and titles of officers of the Registered Owner and notify the Agent of any changes.

-- A resolution authorizing all of these powers has been duly adopted by the Registered Owner's Board of Directors, is in full force and effect in accordance with the Registered Owner's charter and by-laws, and will remain in effect until the Atlas Funds' Agent receives a duly executed amended Securities Transactions Form.

------------------------------------------------------------------------------
Secretary's name (please print)                                        Date

       X
------------------------------------------------------------------------------
Signature



       Affix Corporate
          Seal Here


3. AUTHORIZED PERSONS

The persons named in this section are currently authorized under the applicable governing document to purchase, redeem, withdraw, exchange, or assign shares of Atlas Funds ("securities transactions") for the Registered Owner named in section 1, and to execute and deliver any instruments necessary to complete these transactions. The Agent may act only upon the instructions of person(s) authorized in the most recent Securities Transactions Form received by the Agent. The Atlas Funds and its Agent will not be liable for any loss or expense resulting from acting on instructions they believe to be genuine. This Securities Transactions Form will remain in effect until the Agent receives an amended form.

PLEASE SIGN THIS SECTION.

By signing this form, I agree to all the terms and conditions outlined above. I have full authority to sign on behalf of the Registered Owner.


------------------------------------------------------------------------------
Name (please print)                                                  Title

 X
------------------------------------------------------------------------------
Signature                                                            Date


------------------------------------------------------------------------------
Name (please print)                                                  Title

 X
------------------------------------------------------------------------------
Signature                                                            Date

------------------------------------------------------------------------------
Name (please print)                                                  Title

 X
------------------------------------------------------------------------------
Signature                                                            Date


How many signatures are required for Atlas Funds transactions:

             1           2           3          All
          --          --          --         --


WE WANT YOU TO KNOW ...

Atlas Funds are not FDIC insured and are not deposits or obligations of, or guaranteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain or loss when you sell.

PAYABLE ON DEATH BENEFICIARY DESIGNATION FORM

------------------------------------------------------------------------------
Owner's Name

------------------------------------------------------------------------------
Joint Owner's Name

------------------------------------------------------------------------------
Street Address                      City                     State       Zip

------------------------------------------------------------------------------
Daytime Telephone Number                              Evening Telephone Number

------------------------------------------------------------------------------
Taxpayer ID Number                                   Atlas Fund Account Number


PAYABLE ON DEATH PAYEES

1.

------------------------------------------------------------------------------
Name (please print)

------------------------------------------------------------------------------
Street Address                       City                     State       Zip


2.

------------------------------------------------------------------------------
Name (please print)

------------------------------------------------------------------------------
Street Address                       City                     State       Zip


3.

------------------------------------------------------------------------------
Name (please print)


------------------------------------------------------------------------------
Street Address                       City                     State       Zip


I/We understand that, as authorized by statute of the state in which I/we reside, funds in this account are payable upon request only to me/us as Original Payee(s) during my/our lifetime(s) and, upon my death/the death of the last of us to die, to the Payable On Death Payee(s) named above who survive(s) me/us.

I/We understand that upon presentation to you of proof of my death/the death of the last of us to die, funds remaining in the account will be payable only to the Payable On Death Payee(s) who survive(s) me/us, in equal shares if more than one survive(s) me/us.



WE WANT YOU TO KNOW ...

Atlas Funds are not FDIC insured and are not deposits or obligations of, or guaranteed by World Savings. Mutual fund returns and principal value will vary and you may have a gain or loss when you sell.



X
------------------------------------------------------------------------------
Owner's Signature (Original Payee)                               Date
X

------------------------------------------------------------------------------
Joint Owner's Signature (Original Payee)                         Date

HOW TO OBTAIN MORE INFORMATION ABOUT ATLAS FUNDS

   You can find more information about the Atlas Funds' investment policies in the Statement of Additional Information (SAI), which is incorporated by reference in this prospectus (legally considered part of this prospectus). The SAI is available free of charge.

   To request a copy of the Atlas Funds' SAI, please call us toll-free at 1-800-933-ATLAS (1-800-933-2852). If you have access to the Internet, you can find the SAI at the Securities and Exchange Commission's Web site at www.sec.gov. You may also request a copy by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-6009. The SEC charges a duplicating fee for this service.

   You can find further information about the Atlas Funds in our annual and semi-annual shareholder reports, which discuss the market conditions and investment strategies that significantly affected each fund's performance during its most recent fiscal year.

   To request a copy of the most recent annual or semi-annual report, please call us at 1-800-933-ATLAS (1-800-933-2852).

Atlas Assets, Inc.
794 Davis Street
San Leandro, CA 94577
www.atlasfunds.com


SEC File No. 811-5485


[RECYCLE SYMBOL] PRINTED ON RECYCLED PAPER

The investments you want from the people you trust.(R)

Atlas Assets, Inc.
794 Davis Street
San Leandro, CA 94577
1-800-933-ATLAS
www.atlasfunds.com

[ATLAS LOGO]


SEC File No. 811-5485                       AT-716 (AS102M43) Funds Prospectus

                                        PART B

                                     ATLAS FUNDS

                  -----------------------------------------------

                         STATEMENT OF ADDITIONAL INFORMATION

                  -----------------------------------------------






                                   794 DAVIS STREET
                            SAN LEANDRO, CALIFORNIA 94577
                           1-800-933-ATLAS (1-800-933-2852)

                         STATEMENT OF ADDITIONAL INFORMATION
                                 DATED JANUARY 1, 2004

    This Statement of Additional Information ("Statement"), which may be amended from time to time, concerning Atlas Assets, Inc. (the "Company") is not a Prospectus for the Company. This Statement supplements the Prospectus dated May 1, 2003, as supplemented on January 1, 2004, and investors should read it in conjunction with that Prospectus. A copy of the Prospectus, which may be amended from time to time, is available without charge by writing or calling the Company at the address or telephone number printed above.

                                  TABLE OF CONTENTS


                                                                       PAGE

Fund History........................................................   B-2

Description of the Funds and Their Investments and Risks............   B-2

Fundamental Investment Restrictions ................................   B-43

Portfolio Turnover .................................................   B-47

Management of the Company ..........................................   B-48

Control Persons and Principal Holders of Securities.................   B-51

Investment Advisory and Other Services .............................   B-53

Brokerage Allocation and Other Practices............................   B-57

Capital Stock and Other Securities..................................   B-58

Purchase, Redemption and Pricing of Shares...........................  B-58

Other Investment and Redemption Services ...........................   B-63

Taxation of the Funds...............................................   B-64

Proxy Policies......................................................

Calculation of Performance Data.....................................   B-72

Financial Statements ...............................................   B-81

Appendix -- Industry Classifications ...............................   B-82

    FUND HISTORY (Item 11)

    The Atlas Funds (the "Funds") were first registered on November 19, 1987 as a Maryland Corporation under the name "Golden West Investment Company, Inc." On December 21, 1981, it changed its name to its current name "Atlas Assets, Inc." On January 10, 1990, the U.S. Securities and Exchange Commission declared effective the first five separate series of shares for
public offering. On January   , 2004, the Funds reorganized into a Delaware
Statutory Trust.

    DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS (Item 12)

    The investment objectives and policies of each of the Funds are described in the Prospectus. Supplemental information about those policies is set forth below. Certain capitalized terms used in this Statement are defined in the Prospectus. The S&P 500 Index Fund seeks to achieve its investment objective by investing substantially all of its assets in the S&P 500 Index Master Portfolio ("Master Portfolio") of Master Investment Portfolio ("Trust"). References to the investments and investment policies of the S&P 500 Index Fund, unless otherwise indicated, should be understood as references to the investments and investment policies of the Master Portfolio.

INVESTMENT RISKS - ATLAS STRATEGIC INCOME FUND.

    With the exception of U.S. Government Securities, the debt securities the Strategic Income Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities. An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset value. Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.

     SPECIAL RISKS - HIGH YIELD LOWER-RATED SECURITIES.

     In seeking high current income, the Strategic Income Fund may invest in higher-yielding, lower-rated debt securities ("junk bonds"). There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. The American Enterprise Bond, Global Growth, Emerging Growth, and S&P 500 Index Funds may also invest in lower-rated securities, but to a much more limited extent. The Funds other than the American Enterprise Bond, Strategic Income, Global and Emerging Growth Funds invest only in "investment grade" debt securities within the four highest rating quality grades such as Moody's (Aaa, Aa, A, Baa) or S&P (AAA, AA, A,
BBB). Lower-rated debt securities are those rated below investment grade, such as debt securities that have a rating lower than "Baa" by Moody's Investors Services, Inc. ("Moody's") or "BBB" by Standard & Poor's Corporation ("S&P"). These securities may be rated as low as "C" or "D" or may be in default at the time of purchase. The portfolio managers do not rely solely on ratings of securities by rating agencies when selecting investments for a Fund, but evaluate other economic and business factors as well. The Funds may invest in unrated securities that the portfolio managers believe offer yields and risks comparable to rated securities.

     These risks mean that a Fund may not achieve the expected income from lower-grade securities, and that a Fund's net asset value per share may be affected by declines in value of these securities. The Funds are not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced.

     Risks of high yield securities may include:

  -  limited liquidity and secondary market support;

  - substantial market price volatility resulting from changes in prevailing interest rates;

  -  subordination to the prior claims of banks and other senior lenders;

  - the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause a Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities;

  - the possibility that earnings of the issuer may be insufficient to meet its debt service; and

  - the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

     As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.


     DERIVATIVE INVESTMENTS.

     The Strategic Income Fund and the S&P 500 Index Fund invests in a number of different kinds of derivative investments. The Funds may use some types of derivatives for hedging or diversification purposes, and may invest in others because they offer the potential for increased income and principal value.
In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency.

     In addition to the risk that the company issuing the instrument might not pay the amount due on the maturity of the instrument, there is also the risk that the underlying investment or security might not perform the way the portfolio manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that a Fund will realize less income than expected from its investments, which will affect the Fund's share price.
Certain derivative investments held by a Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited.

     One type of derivative the Funds may invest in is an "index-linked" or "commodity-linked" note. Principal and/or interest payments on such a note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note. Another derivative investment a Fund may invest in is a currency-indexed security. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

     Other derivative investments the Funds may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, such debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case, there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected).

     The S&P 500 Index Fund may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the S&P 500 Index Fund: (ii) the purchase of a futures contract when the S&P 500 Index Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or
(iii) the purchase of a futures contract to permit the S&P 500 Index Fund to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the S&P 500 Index Fund purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

U.S. GOVERNMENT AND MORTGAGE SECURITIES.

     The U.S. Government and Mortgage Securities Fund invests substantially in mortgage-backed securities issued by FNMA and FHLMC. Mortgage-backed securities are backed by a pool of mortgage loans and provide a monthly payment of principal and interest, which is passed through as payments are made on the underlying mortgages. Additional payments may be made from unscheduled repayments of principal due to refinancing, sale or foreclosure of the underlying property.

     If interest rates decline, these prepayments tend to increase due to refinancing of mortgages. Therefore, the average life, or effective maturity of mortgage-backed securities, is normally shorter than the typical 30-year maturity of the underlying mortgages. Since the prepayment rate varies with market conditions, it is not possible to accurately anticipate what the average maturity of the portfolio will be. The yield of the Fund will be affected by reinvestment of prepayments at higher or lower rates than the original investment. Also, to the extent the Fund purchases mortgage securities at a premium, prepayments will result in some loss to the extent of the premium.
Like other debt securities, mortgage related securities' values, including government related mortgage securities, fluctuate inversely in response to interest rates.

     Prompt payment of principal and interest on GNMA certificates is backed by the full faith and credit of the United States. FNMA guaranteed pass-through certificates and FHLMC participation certificates are supported by the credit of the issuing agency. The U.S. Government is not legally obligated to provide financial support to FNMA and FHLMC, but may do so in its discretion.

     The U.S. Government and Mortgage Securities and Strategic Income Funds may invest in other mortgage related debt obligations secured by mortgages on commercial or residential properties and may purchase securities known as "strips." Strips are securities from which the unmatured interest coupons have been "stripped" from the principal portion and sold separately. These Funds may invest in the principal portion or in the interest coupons of U.S. Government and mortgage securities or in receipts or certificates representing interests in stripped securities or interest coupons. The principal portion of a stripped security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its acquisition price. Mortgage-backed securities strips are subject to increased volatility in price due to interest rate changes, the risk that the security will be less liquid during demand or supply imbalances, and the risk that, due to unscheduled prepayments, the maturity date will be shorter than anticipated and reinvestment of the proceeds may only be possible at a lower yield.

REPURCHASE AGREEMENTS.

    Each Atlas Fund, except the U.S. Treasury Money Fund, may engage in repurchase agreement transactions on portfolio securities with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Funds' holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be monitored by the Adviser or by a Fund's Subadviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest.

    A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert these rights. The Adviser, or the Subadviser if applicable, acting under the supervision of the Board of Directors, reviews, on an ongoing basis, the creditworthiness and the values of the collateral of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

    A repurchase agreement is considered to be a loan collateralized by the underlying securities under the Investment Company Act of 1940, as amended (the "1940 Act"). Investments by the Municipal Funds in repurchase agreements, if any, are limited by the restrictions on those Funds' investment in taxable instruments.

REVERSE REPURCHASE AGREEMENTS

The Strategic Growth, Global Growth, Strategic Income and Bond Funds may engage in reverse repurchase agreements, which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. A Fund will maintain in a segregated account with its custodian cash, U.S. Government Securities or other appropriate liquid securities in an amount sufficient to cover its obligations under these agreements. Under the 1940 Act, these agreements are considered borrowings by the Funds and are subject to the percentage limitations on borrowings described below under "BORROWING." The agreements are subject to the same types of risks as borrowings described below.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS.

    In order to secure yields or prices deemed advantageous at the time, all Funds may purchase or sell securities on a "when-issued" or "delayed delivery" basis. The Funds will not enter into such a transaction for the purpose of leverage. In such transactions delivery of the securities occurs beyond the normal settlement periods (generally within two months but not more than 120 days), but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. To the extent that assets of a Fund are not invested prior to the settlement of a purchase of securities, the Fund will earn no income; however, it is intended that each Fund will be fully invested to the extent practicable. While when-issued or delayed delivery securities may be sold prior to the settlement date, a Fund will purchase such securities for the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

    At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Funds do not believe that the net asset value or income of their portfolios will be adversely affected by their purchase of securities on a when-issued or delayed delivery basis.

    Due to fluctuations in the value of securities purchased on a when-issued or delayed delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities on a firm commitment basis can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

    When a Fund engages in when-issued or delayed transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in a Fund losing the opportunity to obtain a price and yield considered to be advantageous. A Fund will establish a segregated account consisting of cash, U.S. Government Securities or other high-grade debt obligations in an amount equal to the amount of its when-issued or firm commitment obligation. A Fund will limit these transactions to a value of no more than one-third of its assets.

    When-issued transactions and forward commitments allow a Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.


DOLLAR REVERSE REPURCHASE AND REVERSE DOLLAR REVERSE REPURCHASE AGREEMENTS (DOLLAR-ROLLS).

    The U.S. Government and Mortgage Securities Fund, the Strategic Income Fund and the Balanced Fund may engage in dollar reverse repurchase and reverse dollar reverse repurchase agreements with respect to mortgage-backed securities. These agreements involve the purchase or sale by a Fund of securities that are substantially similar to those sold or purchased by that Fund upon the initiation of the transaction, as the case may be. For this purpose, "substantially similar" means that the securities are issued by the same U.S. Government agency or Government Sponsored Enterprise, have the same original term to maturity, and have the same original rate of interest, but may be backed by different pools of mortgage obligations. Dollar reverse repurchase agreements are subject to the same risks and restrictions as described above with respect to reverse repurchase agreements. Reverse dollar reverse repurchase agreements are subject to the same risks and restrictions as described in "Repurchase Agreements" above with respect to repurchase agreements.

OPTIONS ON SECURITIES, INDICES AND CURRENCIES (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THE FOLLOWING OPTIONS).

1.  PURCHASING PUT AND CALL OPTIONS ON SECURITIES AND CURRENCIES.

    By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying security or currency to the writer of the option at a fixed strike price. The option may give the Fund the right to sell only on the option's expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the writer the current market price for the option (known as an option premium).

    A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security or currency at the strike price. The

Fund may also terminate a put option position by effecting a "closing transaction" (i.e. selling an option of the same series as the option previously purchased) in the secondary market at its current price, if a liquid secondary market exists.

    Put options may be used by a Fund to hedge against losses on sales of securities. If securities prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund's resulting losses in its securities holdings. However, option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option premium and transaction costs, the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. At the same time, because the maximum the Fund has at risk is option premium, purchasing put options offers potential profit from an increase in the value of the securities hedged.

    A Fund may also purchase options whether or not it holds such securities in its portfolio. Buying a put option on an investment it does not own permits a Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the securities market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

    The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security or currency at the option's strike price. By purchasing a call option, a Fund would attempt to participate in potential price increases of the underlying security, but with risk limited to the cost of the option if securities prices fell. At the same time, the Fund can expect to suffer a loss if security or currency prices do not rise sufficiently to offset the cost of the option.

2.  WRITING PUT AND CALL OPTIONS ON SECURITIES.

    When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option's underlying security if the other party to the option chooses to exercise it. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. Prior to exercise, the Fund may seek to terminate its position in a put option by effecting a closing purchase transaction with respect to the option in the secondary market (i.e. buying an option of the same series as the option previously written) at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its obligation.

    A Fund may write a put option as an alternative to purchasing a security.
If the security's price rises, the Fund would expect the put to lapse unexercised and to profit from a written put option, although its gain would be limited to the amount of the premium it received. If the security's price remains the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If the security's price falls, the Fund would expect to suffer a loss. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. This loss should be less than the loss the Fund would have experienced from purchasing the underlying security directly (assuming the secondary market for the put option and the underlying security are equally liquid) because the premium received for writing the option should mitigate the effect of the price decline.

    Writing a call option obligates a Fund to sell or deliver the option's underlying security, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, the Fund would give up some ability to participate in security price increases when writing call options.

    A Fund will only sell "covered" options where it owns an offsetting position or maintains cash or liquid securities with a sufficient value to meet its obligations. There is no limit on the amount of covered call options a Bond or Stock Fund may sell, but it may sell covered put options only to the extent that the cover does not exceed 25% of a Fund's net assets.

3.  SECURITIES INDEX OPTION TRANSACTIONS.

    A Fund may buy or sell a securities index option at a fixed price. No securities actually change hands in these transactions. Instead, changes in the underlying index's value are settled in cash. The cash settlement amounts are based on the difference between the index's current value and the value contemplated by the contract. Most securities index options are based on broad-based indices reflecting the prices of a broad variety of securities, such as the Standard & Poor's 500 Composite Stock Price Index. Some index options are based on narrower industry averages or market segments.

    The Company expects that a Fund's options transactions will normally involve broad-based indices, though it is not limited to these indices. Since the value of index options depends primarily on the value of their underlying indexes, the performance of broad-based indices will generally reflect broad changes in securities prices. A Fund, however, can invest in many different types of securities, including securities that are not included in the underlying indices of the options available to the Fund. In addition, a Fund's investments may be more or less heavily weighted in securities of particular types of issuers, or securities of issuers in particular industries, than the indexes underlying its index options positions. Therefore, while a Fund's index options should provide exposure to changes in value of its portfolio securities (or protection against declines in their value in the case of hedging transactions), it is likely that the price changes of the Fund's index options positions will not match the price changes of the Fund's other investments.

4.  COMBINED OPTION POSITIONS.

    A Fund may purchase and write options in combination to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying security, in order to construct a combined position with risk and return characteristics similar to those of selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close than single options transactions. Combined option positions will be subject to the same overall percentage limitation as other option strategies.

5.  RISKS OF TRANSACTIONS IN OPTIONS.

    An option position may be closed out only on an exchange or market which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market will exist at any particular time for options purchased or written by a Fund. For some options no secondary market on an exchange may exist at all. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent sale of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If a Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or the Fund delivered the underlying security upon exercise.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volumes; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

    In addition, options on indices are subject to certain risks that are not present with other options. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular instrument, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular instrument. In addition, index prices may be distorted or interrupted if trading of certain instruments included in the index is interrupted. If this occurred, a Fund would not be able to close out options which had been purchased or written by it and, if restrictions on exercise were imposed, may be unable to exercise an option being held, which could result in substantial losses to a Fund. However, it is the Funds' policy to purchase or write options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

    The eligible Funds may buy and sell over-the-counter puts and calls on securities and as well as listed options. Unlike listed option positions, positions in over-the-counter options may be closed out only with the other party to the options transaction. Such options transactions are subject to the additional risks that a Fund may be unable to close out a transaction with the other party when it wishes to do so, and that the other party to the transaction may default without the protection against default afforded by exchange clearing corporations with respect to listed options. The eligible Funds will enter into unlisted option transactions only with securities dealers which the Adviser or a Subadviser believes to be of high credit standing and to maintain a liquid market for such options. Under certain conditions, the premiums a Fund pays for unlisted options and the value of securities used to cover such options written by the Fund are considered to be invested in illiquid assets for purposes of the investment restriction applicable to illiquid investments.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

1. INTEREST RATE AND CURRENCY FUTURES TRANSACTIONS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO USE THESE TRANSACTIONS).

    The Bond and Stock Funds may purchase or sell interest rate and currency futures contracts in hedging transactions. When a Fund purchases a futures contract, it agrees to purchase the underlying instrument or currency at a specified future date and price. When a Fund sells a futures contract, it agrees to sell the underlying instrument or currency at a specified future date and price.

    No consideration is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 5% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied by the Fund.

    Subsequent payments, known as "variation margin," to and from the Fund or the broker, as the case may be, must be made daily as the price of securities or currencies underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. These daily payments to account for valuation changes are a process known as "marking-to-market." If a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The party that has a gain may be entitled to receive all or a part of this amount. At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

    Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and do not constitute purchasing securities on margin for purposes of the Fund's investment limitation. In the event of the bankruptcy of a futures commission merchant ("FCM") that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers. The Adviser, or Subadviser if applicable, will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

    The purpose of the acquisition or sale of a futures contract by an eligible Fund is to protect that Fund from fluctuations in rates on securities or currencies without actually buying or selling the securities or currencies. The value of portfolio securities will exceed the value of the futures contracts sold by the Fund, and an increase in the value of the futures contracts could only mitigate -- but not totally offset -- the decline in the value of the portfolio. The value of all futures contracts sold by a Fund will not exceed 25% (50% in the case of the Strategic Income
Fund) of its net asset value.

2. SECURITIES INDEX FUTURES CONTRACTS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO PARTICIPATE IN THESE CONTRACTS).

    When a Fund purchases a securities index futures contract, it agrees to purchase the underlying index at a specified future date and price. When a Fund sells a securities index futures contract, it agrees to sell the underlying index at a specified future date and price.

    The majority of index futures are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss. If a Fund holds an index futures contract until the delivery date, it will pay or receive a cash settlement amount based on the difference between the index's closing price and the settlement price agreed upon when the contract was initiated.

    A Fund may purchase securities index futures contracts in an attempt to remain fully invested in the securities market. For example, if a Fund had cash and short-term securities on hand that it wished to invest in common stocks, but at the same time it wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations, it could purchase a stock index futures contract in order to participate in changes in stock prices. A Fund may also purchase futures contracts as an alternative to purchasing actual securities. For example, if a Fund intended to purchase stocks but had not yet done so, it could purchase a stock index futures contract in order to lock in current stock prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. In these strategies the Fund would use futures contracts to attempt to achieve an overall return similar to the return from the stocks included in the underlying index, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

    When a Fund wishes to sell securities, it may sell securities index futures contracts to hedge against securities market declines until the sale can be completed. For example, if a Fund anticipated a decline in common stock prices at a time when it anticipated selling common stocks, it could sell a futures index contract in order to lock in current market prices. If stock prices subsequently fell, the futures contract's value would be expected to rise and offset all or a portion of the anticipated loss in the common stocks the Fund had hedged in anticipation of selling them. The success of this type of strategy depends to a great extent on the degree of correlation between the index futures contract and the securities hedged. Of course, if prices subsequently rose, the futures contract's value could be expected to fall and offset all or a portion of the benefit to the Fund.

3. OPTIONS ON FUTURES CONTRACTS (ALL BOND AND STOCK FUNDS ARE ELIGIBLE TO PARTICIPATE IN THESE CONTRACTS).

    An option on a futures contract is an agreement to buy or sell the futures contract. Exercise of the option results in ownership of a position in the futures contract. Options on futures contracts may be purchased and sold by a Fund in the same manner as options on securities. Options on futures contracts may also be written by a Fund in the same manner as securities options, except that the writer must make margin payments to a futures commission merchant ("FCM") as described above with respect to futures contracts. The holder or writer of an option may terminate his position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected.

4.  RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES.

    There are risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by a Fund is subject to the ability of the Adviser, or Subadviser if applicable, to forecast movements in the direction of interest rates. These forecasts may involve skills and techniques that may be different from those involved in the management of the Funds. In addition, even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

    As noted above, price changes of the Fund's futures and options on futures positions may not be well correlated with price changes of its other investments because of differences between the underlying indices and the types of securities in which the Fund invests. For example, if the Fund sold a broad-based index futures contract to hedge against a stock market decline while the Fund completed a sale of specific securities in its portfolio, it is possible that the price of the securities could move differently from the broad market average represented by the index futures contract, resulting in an imperfect hedge and potentially in losses to the Fund.

    Index futures prices can also diverge from the prices of their underlying indexes, even if the underlying instruments match the Fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying index, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund's investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund's other investments.

    Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of up to seven days for some types of securities, the futures markets can provide liquidity superior to that of the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day.
On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. Trading in index futures can also be halted if trading in the underlying index stocks is halted. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date, regardless of potential losses. If the Fund must continue to hold a futures position, its access to other assets held to cover the position could also be impaired.

    Options on futures are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and a Fund's other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options on futures are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options which the Fund cannot terminate by exercise. In general, options with strike prices close to their underlying securities' current value will have the highest trading volume, while options with strike prices further away may be less liquid. The liquidity of options on futures may also be affected if exchanges impose trading halts, particularly when markets are volatile.

5.  LIMITATIONS ON TRANSACTIONS IN FUTURES AND OPTIONS ON FUTURES.

    The Company has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission ("CFTC"), which regulates trading in the futures markets, on behalf of each Fund that may engage in any purchases or sales of futures contracts or options on futures contracts. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the eligible Funds are subject to the following limitations:

    (a) The Company will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations; provided that a Fund may hold long positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions in an amount not in excess of the limitation in paragraph (b); and

    (b) The Company will not enter into any futures contract or option on a futures contract if, as a result, the sum of initial margin deposits on futures contracts and related options and premiums paid for options on futures contracts a portfolio has purchased, after taking into account unrealized profits and losses on such contracts, would exceed 5% of the portfolio's total assets.

    In addition, the Company does not intend to enter into futures contracts or options on a futures contract that are not traded on exchanges or boards of trade.

    These limitations on the Company's investments in futures contracts and options, and the Company's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, are not fundamental policies and may be changed as permitted by the appropriate regulatory agencies. The Company will not modify the above limitations to increase its permissible futures and options activities without supplying additional information in a current Prospectus or Statement of Additional Information that has been distributed or made available to the Company's shareholders.


ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS.

    A Fund eligible to participate in futures and options will not use leverage in its options and futures strategies. In the case of strategies entered into as a hedge, the Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. A

Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations.

    A Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside cash and high grade liquid debt securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is open, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


SWAPS

1.  INTEREST RATE SWAPS.

    Each Bond Fund may engage in interest rate swaps. An interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In many such transactions, the floating rate payments are tied to the London Interbank Offered Rate ("LIBOR"), which is the offered rate for short-term eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

2.  SWAP OPTIONS.

    Each Bond Fund may invest in swap options. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms.
It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the prespecified date) or American-style (exercisable during a designated period). The buyer of the right to pay fixed rate payments pursuant to a swap option is said to own a put. The buyer of the right to receive fixed rate payments pursuant to a swap option is said to own a call.

3.  CAPS AND FLOORS.

    Each Bond Fund may also purchase or sell interest rate caps and floors. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly.

4.  RISKS ASSOCIATED WITH SWAPS.

    The risks associated with interest rate swaps and interest rate caps and floors are similar to those described previously with respect to over-the-counter options. In connection with such transactions, the Fund involved relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Fund might be unable to obtain its expected benefit. In addition, while a Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

5.  CREDIT SWAP TRANSACTIONS

    The Bond Funds may enter into a credit swap transaction to seek to maintain a total return on a particular investment or portion of its portfolio, or for other non-speculative purposes. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The funds entering into these transactions record an increase or decrease to interest income, in the amount due to or owed by the funds at termination or settlement. The funds enter into swaps only on securities it owns. Credit swaps are subject to credit risks (if the counterparty fails to meet its obligations). The funds segregate liquid assets to cover any amounts it could owe under swaps that exceed to the amounts it is entitled to receive.

SMALL, UNSEASONED COMPANIES.

     Each Stock Fund, other than the S&P 500 Index Fund, may invest in securities of small, unseasoned companies. In view of their limited liquidity and price volatility, each Stock Fund, other than the Emerging Growth Fund, will not invest more than 5% of its assets at the time of purchase in securities of companies, including predecessors that have operated less than three years. The Emerging Growth Fund currently intends to invest no more than 10% of its assets in securities of such issuers, while reserving the right to so invest up to 20% of its assets. The securities of small, unseasoned companies may have a limited trading market, which might adversely affect a Fund's ability to dispose of such securities and can result in lower prices for such securities than might otherwise be the case. If other investors holding the same securities as a Fund sell them when the Fund attempts to dispose of its holdings, the Fund might receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

CONVERTIBLE SECURITIES.

     Each Stock Fund (other than the S&P 500 Index Fund) and the Strategic Income Fund may invest in convertible securities, including both corporate bonds and preferred stocks. These securities are generally convertible into shares of common stock at a stated price or rate. The price of a convertible security varies inversely with interest rates and, because of the conversion feature, also normally varies with changes in price of the underlying common stock.


WARRANTS.

     Each Stock Fund and the Strategic Income Fund may invest up to 5% of its total assets in warrants, other than those that have been acquired in units or attached to other securities. Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Those prices do not necessarily move in a manner parallel to the prices of the underlying securities. The price paid for a warrant will be foregone unless the warrant is exercised prior to its expiration. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

FOREIGN SECURITIES.

     Each Stock Fund, other than the S&P 500 Index Fund, and the Strategic Income Fund may purchase "foreign securities," which are equity or debt securities issued by companies organized under the laws of countries other than the United States. These securities are listed on one or more foreign securities exchanges or are traded in the foreign over-the-counter markets. Securities of foreign issuers represented by American Depository Receipts, traded in the U.S. over-the-counter markets, or listed on a U.S. securities exchange are not considered to be "foreign securities" because they are not subject to many of the special considerations and risks that apply to investments in foreign securities traded and held abroad. The Stock Funds have no restriction on the amount of assets that may be invested in foreign securities, although it is currently anticipated that no Stock Fund, other than the Global Growth and Emerging Growth Funds, will invest in excess of 15% of its assets in foreign securities. The Global Growth Fund normally invests a substantial portion of its assets in foreign securities. The Emerging Growth Fund may invest up to 25% of its assets in foreign securities.

    Foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, such as the opportunity to invest in the securities of foreign issuers that appear to offer growth potential, or to invest in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by investing in securities in foreign stock markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency, but only in connection with currency futures and forward contracts and to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

    Because a Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

    Investing in foreign securities involves special additional risks and considerations not typically associated with investing in domestic securities of issuers traded in the U.S.:

     -    reduction of income by foreign taxes;

     - fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage);

     -    transaction charges for currency exchange;

     -    lack of public information about foreign issuers;

     - lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers;

     -    less volume on foreign exchanges than on U.S. exchanges;

     - greater volatility and less liquidity on foreign markets than in the U.S.;

     - less regulation of foreign issuers, stock exchange and brokers than in the U.S.;

     -    greater difficulties in commencing lawsuits against foreign issuers;

     - higher brokerage commission rates and custodial costs than in the U.S.;

     - increased risks of delays in settlement of portfolio transactions or loss of certificates of portfolio securities;

     - possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

     -    differences between the U.S. economy and foreign economies.

     In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions may be reimposed.

     Foreign securities that a Fund may purchase include securities issued by issuers in undeveloped or emerging markets. Such investments involve added risks, including less developed legal and economic structures, less stable political systems, illiquid securities markets, and greater volatility of prices.

    The Funds may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. Each Fund accordingly treats these foreign securities as subject to the 10% overall limitation on investment in illiquid securities.


DEBT SECURITIES OF FOREIGN GOVERNMENTS AND COMPANIES.

    The Strategic Income Fund and the S&P 500 Index Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain "supranational entities" (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Strategic Income Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.

    The percentage of the Strategic Income Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. The Strategic Income Fund will not invest more than 25% of its total assets in government securities of any one foreign country. Otherwise, neither Fund is restricted in the amount of its assets it may invest in foreign countries or in any single country and has no limitations on the maturity or capitalization of the issuer of the foreign debt securities in which it invests.

     The Strategic Income Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Strategic Income Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components:

     -    any collateralized repayment of principal at final maturity;

     -    the collateralized interest payments;

     -    the uncollateralized interest payments; and

     - any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds).

          In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

    The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.


FOREIGN CURRENCY EXCHANGE TRANSACTIONS.

    Since investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and since assets of each Stock Fund and the Strategic Income Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or

"forward" contract) or through the purchase and sale of futures contracts and exchange listed put and call options on currencies. It will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not intend to speculate in foreign currency exchange rates or forward contracts.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders, usually large commercial banks, and their customers.
A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the Adviser, or a Fund's Subadviser, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate such Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, the Company believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

    A Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

    If a Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Fund entering into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

    It is impossible to forecast with precision the market value of securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

Each Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the

Adviser or Subadviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

    Each Fund's dealings in forward foreign currency contracts will be limited to the transactions described herein. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency denominated securities and will not do so unless deemed appropriate by the Adviser or Subadviser. It also should be realized that this method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

    The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a forward contract. In addition, forward contracts and the value of securities used to cover such contracts may be considered illiquid assets for purposes of the investment restriction applicable to illiquid investments.


LOANS OF PORTFOLIO SECURITIES.

    Each Fund may lend its portfolio securities to attempt to increase a Fund's income to distribute to shareholders or for liquidity purposes. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit U.S. Government securities or other high-quality debt obligations. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter.
The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, director, employee or affiliate of the Company, the Adviser or the Stock Funds' Subadviser. The terms of each Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. A Fund will limit these transactions to a value of loaned securities of no more than 25% of its assets.

BORROWING.

    From time to time, the Atlas Global Growth Fund, Atlas Strategic Income Fund and the Atlas Strategic Growth Fund may each increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds. Any such borrowing will be made only from banks, and pursuant to the requirements of the 1940 Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing.
If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirements and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Interest on money borrowed is an expense the Fund would not otherwise incur, so that it may have little or no net investment income during periods of substantial borrowings. Borrowing for investment increases both investment opportunity and risk. Since substantially all of a Fund's assets fluctuate in value whereas borrowing obligations are fixed, when the Fund has outstanding borrowings, its net asset value per share will tend to increase and decrease more when its portfolio assets fluctuate in value than would otherwise be the case.

ILLIQUID AND RESTRICTED SECURITIES.

    The expenses of registration of restricted securities that are illiquid (excluding securities that may be resold by a Fund pursuant to Rule 144A) may be negotiated by a Fund at the time such securities are purchased by the Fund. When such registration is required before such securities may be sold, a considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund would bear the risks of any downward price fluctuation during that period. A Stock Fund also may acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such sale would be desirable and might lower the amount realizable upon the sale of such securities.

ZERO COUPON SECURITIES.

    The Atlas Bond and Stock Funds, other than the S&P 500 Index Fund, may invest in zero coupon securities issued by the U.S. Treasury or by corporations. The Municipal Bond Funds may invest in zero coupon securities issued by municipalities. Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interests in such stripped debt obligations or coupons. Corporate and municipal zero coupon securities are: (i) notes or debentures that do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years in the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such zero coupon securities, in addition to being subject to the risks identified below are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

    Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to a greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because a Fund accrues taxable income from these securities without receiving cash, such Fund may be required to sell portfolio securities in order to pay a dividend depending upon the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund. A Fund might also sell portfolio securities to maintain portfolio liquidity. In either case, cash distributed or held by a Fund and not reinvested in Fund shares will hinder the Fund in seeking current income.


DEBT SECURITIES OF U.S. COMPANIES.

    The Funds' investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) together with preferred stocks.


    The risks attendant to investing in high-yielding, lower-rated bonds are described above. If a sinking fund or callable bond held by a Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, that Fund would realize a loss (or gain) in market value;

the income from the reinvestment of the proceeds would be determined by current market conditions, and investment of that income may occur at times when rates are generally lower than those on the called bond.


PREFERRED STOCKS.

    Preferred stock, unlike common stock, offers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.


PARTICIPATION INTERESTS.

    The Strategic Income Fund may invest in participation interests, subject to the limitation on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities as low as "C" by Moody's or "D" by Standard & Poor's. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Fund's Adviser has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness. These same standards apply to participation interests in loans to foreign companies.


ASSET-BACKED SECURITIES.

    These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans and underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.


SHORT SALES AGAINST-THE-BOX.

    In such short sales, while the short position is open, an Atlas Stock
Fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. No more than 15% of a Fund's net assets will be held as collateral for such short sales at any one time.


MUNICIPAL OBLIGATIONS.

    Municipal securities will be purchased by the Municipal Funds. Such obligations are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Taxes" below.

    Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

    The two principal classifications of municipal obligations are general obligation and limited obligation (or revenue) bonds. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations, both within and between the two principal classifications.

    Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

    The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.


     MUNICIPAL NOTES.

    Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. The portfolios of the Atlas National Municipal Money Fund and the Atlas California Municipal Money Fund will consist primarily of these short-term obligations. Municipal notes of municipal issuers include:

    TAX ANTICIPATION NOTES are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as income, sales, use and business taxes, and are payable from these specific future taxes.

    REVENUE ANTICIPATION NOTES are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

    BOND ANTICIPATION NOTES are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide the money for the repayment of these notes.


     MUNICIPAL COMMERCIAL PAPER.

    Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of Municipal notes to finance seasonal working capital needs or to provide interim construction financing and are paid from general revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.


     FLOATING RATE AND VARIABLE RATE OBLIGATIONS AND PARTICIPATION INTERESTS.

    The Funds may purchase floating rate and variable rate obligations, including participation interests therein. The S&P 500 Index Fund will not invest more than 10% of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate.

    Frequently banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must, as determined by the Adviser, be equivalent to the quality standard prescribed for the Funds. The maturity of floating and variable rate obligations is equal to the period during which a particular rate is in effect, or, if longer, the period required to demand payment of the obligation.

    The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives the purchaser an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). A Fund holding a participation interest has the right to sell the instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.


     INSURANCE.

    The Municipal Funds will invest in varying amounts, in municipal securities covered by insurance guaranteeing the scheduled payment of principal and interest thereon. A Fund will receive payments of insurance for any installment of interest and principal due for payment but which is unpaid by reason of nonpayment by the issuer. The insurance feature insures the scheduled payment of interest and principal but does not guarantee the market value of the insured municipal securities nor the value of the shares of the Municipal Funds.

    Each of the municipal security insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves may vary from company to company. Municipal security insurance companies are obligated to pay a security's interest and principal when due if the issuing entity defaults on the insured security. Although defaults on insured municipal securities have been low to date, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal security insurer to pay claims to holders of insured securities, such as a Municipal Fund.



PARTICULAR RISK FACTORS RELATING TO CALIFORNIA MUNICIPAL OBLIGATIONS.

The following describes certain risks with respect to municipal obligations of California issuers in which the Municipal Funds may, and the California Funds predominately will, invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the State of California, the latest of which is dated October 14, 2003, however, it has not been updated since that time. While the Adviser and Subadviser have not independently verified such information, they have no reason to believe that such information is not correct in all material respects.

The California economy and general financial condition affect the ability of the State of the State of California (sometimes referred to herein as the "State") and local governments to raise and redistribute revenues to assist issuers of municipal securities to make timely payments on their obligations. California is the most populous state in the nation with a total population estimated at over 35 million. California's economy is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in high technology, trade, entertainment, agriculture, tourism, construction and services. Certain of the State's significant industries are sensitive to trade disruptions in their export markets and the State's rate of economic growth, therefore, could be adversely affected by any such disruption.

A significant downturn in U.S. stock market prices could adversely affect California's economy by reducing household spending and business investment, particularly in the important high technology sector. Moreover, a large and increasing share of the State's General Fund revenue in the form of income and capital gains taxes is directly related to, and can be adversely affected by, a significant downturn in the performance of the stock markets. For example, the State estimates that stock market related personal income tax revenue declined from $17.9 billion in fiscal year 2000-01 to $5.0 billion in 2002-03.

Since early 2001, the State has faced severe financial challenges, which may continue for several years. The State has experienced an economic recession in 2001 and a sluggish recovery in 2002 and 2003 (with greatest impacts in the high technology, internet, and telecommunications sectors, especially in Northern California); weakened exports; and most particularly, large stock market declines (with attendant declines in stock option values and capital gains realizations). These adverse fiscal and economic factors have resulted in a serious erosion of General Fund tax revenues. The three largest General Fund tax sources (personal income, sales and use, and corporate taxes) totaled $72.8 billion in fiscal year 2000-01, were an estimated $59.7 billion in 2001-02, and, as of October 14, 2003, are projected to be $61.5 billion in 2002-03 and $64.1 billion in 2003-04.

In addition, it is impossible to predict the time, magnitude or location of a major earthquake or its effect on the California economy. In January 1994, a major earthquake struck the Los Angeles area, causing significant damage in a four county area. The possibility exists that another such earthquake could create a major dislocation of the California economy and significantly affect state and local government budgets.

STATE BUDGET

Prior Years' Financial Results. Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, a slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. The State's cash position also improved, with the State's General Fund taking in substantially greater tax revenue than was initially planned when the budgets were enacted for the fiscal years ended in 1996, 1997, 1998, 1999 and 2000 ($2.2 billion, $1.6 billion, $2.4 billion, 1.7 billion and $8.2 billion, respectively), and no external deficit borrowing occurred over the end of the five fiscal years prior to 2001-02. The 2000 Budget Act assumed General Fund revenues and transfers of $73.9 billion, a
3.8 percent increase over 1999-00 estimates. However, final 2000-01 expenditures were $78.0 billion. Consequently, the Sate used a substantial portion of its Special Fund for Economic Uncertainties (the "SFEU") to address the deficit and the SFEU balance at the end of the year was approximately $1.3 billion.

2001 Budget Act. The 2001 Budget Act's spending plan for 2001-02 included General Fund expenditures of $78.8 billion, a reduction of $1.3 billion from the prior year. This could be accomplished without serious program cuts because such a large part of the 2000 Budget Act comprised one-time expenditures. The spending plan utilized more than half of the budget surplus as of June 30, 2001, but still left a projected balance in the SFEU at June 30, 2002, of $2.6 billion, the largest appropriated reserve in State history. The 2001 Budget Act assumed that, during the course of the fiscal year, the $6.2 billion advanced by the General Fund to the Department of Water Resources ("DWR") for power purchases would be repaid with interest.

The final estimate of 2001-02 revenues and expenditures showed an unprecedented drop in revenues compared to the prior year. The final estimate for the three largest tax sources was $59.7 billion, a drop of over $13 billion from 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall and the delay of the DWR power revenue bonds past June 30, 2002, resulted in a substantial budgetary deficit and cash flow difficulties. The Department of Finance estimates that, on a budgetary basis, the General Fund had a $2.1 billion deficit at June 30, 2002.

2002 Budget Act. The 2002 Budget Act initially forecast $79.2 billion in General Fund revenues and transfers and $76.7 billion in expenditures. The 2002 Budget Act addressed a $23.6 billion gap between expenditures and resources through a combination of program reductions, loans, fund shifts, accelerations and transfers, and modest tax changes. The revenue estimates proved to be substantially overstated, as expected economic recovery did not occur. Based on revised estimates in the 2003-04 May Revision, revenues and transfers in 2002-03 will be $70.8 billion, with expenditures of $78.1 billion.

In December 2002, the Governor released proposals for immediate action to reduce the budget gap by about $10.2 billion, of which $3.4 billion would be seen in 2002-03 and the balance in 2003-04. The Legislature passed budget adjustment legislation in March and April 2003, totaling about $6.9 billion in spending reductions, deferrals and funding transfers ($3.3 billion for 2002-03 and $3.6 billion for 2003-04). The larges part of the reductions (including a $1.1 billion deferral into the 2003-04 fiscal year) were for K-12 education funding. The totals reflect the enactment of legislation in May 2003 permitting the sale of about $1.9 billion of pension obligation bonds to fund the State's 2003-04 payments to the Public Employees' Retirement System. However, the issuance of the pension obligations bonds may be delayed or cancelled for the 2003-04 fiscal year due to a trial court ruling declining to validate the pension obligation bonds.

2003 Budget Act. The 2003-04 Governor's Budget, released in January 2003 (the "2003-04 Governor's Budget"), projected a significant downward revision in State revenues as a result of the longer than expected economic recovery. The decline was mainly due to weak personal income tax revenues, which dropped by nearly 26 percent in 2001-02 and were expected to decline by another 0.5 percent in 2002-03. As a result, the Administration projected a $34.6 billion budget shortfall for 2002-03 and 2003-04.

The 2003-04 Governor's Budget projected revenues from the three largest tax sources to be about $61.7 billion in 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. Most of the decline is attributable to the personal income tax revenues, which are particularly impacted by the stock market's decline. The 2003-04 Governor's Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in 2002-03 and 2003-04, respectively. The estimate for 2002-03 included about $2.8 billion of transfers and loans.

The Governor signed the State's budget for fiscal year 2003-04 (the "2003 Budget Act") in August 2003. The 2003 Budget Act forecasts $73.3 billion in General Fund revenues and transfers and $71.1 billion in expenditures. The 2003 Budget Act addresses its potential $38.2 billion gap between expenditures and resources through a combination of program reductions ($17.6 billion), deficit financing ($10.7 billion), new revenues ($4.5 billion), funding shifts ($4.4 billion) and loans and other borrowing ($2.3 billion). The State plans to issue its fiscal recovery bonds in February and April of 2004. However, the issuance of these bonds may delayed by litigation which was filed in September. If the issuance of these bonds are materially delayed or are otherwise prohibited, the size of the remaining shortfall would most certainly exceed the amount of discretionary spending within the 2003 Budget Act which could be cut and the State would almost certainly be required to substantially reduce 2003-04 spending, raise taxes and/or incur other short term or long term borrowing, to the extent legally feasible and to the extent the State had continued access to the capital markets.

Despite these cuts, on August 1, 2003, the Legislative Analysts Office predicted that, assuming all of the savings in the current budget plan are achieved, 2004-05 will conclude with a cumulative year-end budget shortfall of approximately $7.9 billion absent further corrective actions. Consequently, further cuts may be required in the budget for fiscal year 2004-05.

Uncertified results from a special election held on October 7, 2003 that the Governor of the State, Gray Davis, has been recalled and the will be replaced as Governor by Arnold Schwarznegger. The Governor-elect is in the process of evaluation the State's financial condition and as a result may propose mid-year legislation or take executive actions which could affect the State's receipts, disbursements and proposed borrowings during the current fiscal year.

Future Budgets. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

STATE INDEBTEDNESS. As of September 1, 2003, the State had approximately $30.2 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $24.0 billion remained unissued as of that date.

Ratings. As of October 21, 2003, the State's general obligation bonds were rated A3 by Moody's, BBB by Standard & Poor's, and A by Fitch Ratings. In August 2003, Moody's lowered its rating to A3 from A2 and stated that its ratings remain on a watchlist for possible further downgrade. In July 2003, Standard and Poor's lowered its rating to BBB from A, citing the lack of progress in adopting a fiscal 2004 budget and the gubernatorial recall election as reasons for the downgrade. However, Standard and Poor's stated that further credit deterioration in the short term is unlikely absent a severe cash flow crisis. Fitch's similarly lowered its rating to A from AA citing financial pressure since 2001, reflecting in part recessionary conditions and an unprecedented drop in personal income tax receipts which it expects to continue in 2003-04. It is not presently possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issuances, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. The State's commercial paper credit facility expired in August 2003. The State is currently negotiating a new credit facility.

Lease-Purchase Debt. In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. As of September 1, 2003, the State had approximately $6.7 billion of outstanding lease purchase debt supported by the General Fund.

Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable for the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. There are 17 agencies and authorities authorized to issue revenue obligations (excluding lease-purchase debt). State agencies and authorities had $42.6 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of December 31, 2002.

Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State did not issue any revenue anticipation notes for the 2000-01 fiscal year. The State issued $5.7 billion of 2001-02 Revenue Anticipation Notes in October 2001 that matured in June 2002. In October and November of 2002, the State issued a total of $12.5 billion of 2002-03 Revenue Anticipation Notes to partially fund its cash flow needs in the 2002-03 fiscal year, including repayment of the 2001-02 Revenue Anticipation Warrants.

With insufficient cash resources to pay the debt service due, the State Controller issued $11 billion of Revenue Anticipation Warrants in June 2003 to provide enough additional cash to pay the debt service due on the 2002 Revenue Anticipation Notes and to pay other State obligations coming due in June 2003 and in the firs months of the 2003-04 fiscal year.

The State anticipates the issuance of $3 billion of Revenue Anticipation Notes in October 2003 , which are expected to mature on June 23, 2004. As a condition to such issuance, the Department of Finance of the State estimates that there will be sufficient cash and unused borrowable resources available for use by the General Fund to pay principal of and interest on the notes when due. Such estimate will assume, among other things, receipt by the State of $10.7 billion of fiscal recovery bond proceeds and $1.4 billion of pension obligation bond proceeds, both of which bond issuances are the subject of litigation. If it appears that there will be insufficient available money in the General Fund to pay the principal of and interest on the 2003-04 notes at maturity, the State has covenanted to use its best efforts to issue other debt instruments to pay off such notes.

Repayment of Energy Loans. The DWR borrowed money from the General Fund for DWR's power supply program between January and June 2001. DWR has issued approximately $11.25 billion in revenue bonds in several series and in the fall of 2002 used the net proceeds of the revenue bonds to repay outstanding loans from banks and commercial lenders in the amount of approximately $3.5 billion and a loan from the General Fund in the amount of $6.1 billion plus accrued interest of approximately $500 million.

The loans from the General Fund and the banks and commercial lenders financed DWR's power supply program costs during 2001 that exceeded DWR's revenues from the sale of electricity. The general purpose of the power supply program has been to provide to customers of the three major investor-owned electric utilities in the State (the "IOUs") the portion of their power not provided by the IOUs. The power supply program has become self-supporting and no additional loans from the General Fund are authorized. As of January 1, 2003, the DWR's authority to enter into new power purchase contracts terminated, and the IOUs resumed responsibility for obtaining electricity for their customers

The primary source of money to pay debt service on the DWR revenue bonds will be revenues derived from customers of the IOUs resulting from charges set by the California Public Utilities Commission. The DWR revenue bonds are not a debt or liability of the State or directly or indirectly or contingently obligate the State to levy or to pledge any form of taxation whatever therefor or to make any appropriation for their payment.

Enhanced Tobacco Settlement Revenue Bonds. In 1998, the State (together with 45 other states and certain U.S. jurisdictions) signed a settlement agreement with the four major cigarette manufacturers. The State agreed to drop its lawsuit and not to sue in the future for monetary damages. Tobacco manufacturers agreed to billions of dollars in payments and restrictions on marketing activities. Under the settlement, the companies agreed to pay California governments approximately $25 billion (subject to adjustments) over a period of 25 years. Payments continue in perpetuity, with current projections of $1.2 billion in 2025, steadily increasing each year to $1.6 billion in 2045. Under a separate Memorandum of Understanding, half of the money will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose).

During fiscal year 2001-02, the General Fund received $478 million in settlement payments. Of that amount, $76 million was deposited in the General Fund and $402 million was deposited into a special fund to pay certain health care costs. The 2003-04 Governor's Budget forecasts payments to the State totaling $474 million in 2002-03, which will be deposited in a special fund to pay certain healthcare costs.

An initial sale of 57.57% of the State's tobacco settlement revenues from July 1, 2003, onward, producing $2.5 billion in revenue was completed in January 2003. A second sale of the remaining 43.43% of the State's tobacco settlement revenues, which produced

$2.264 billion in revenue, was completed in September 2003. The legislation authorizing these September bonds requires the Governor to request an appropriation in the annual budget act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The 2003 Budget Act authorizes the Director of Finance to make allocations with legislative notification if tobacco settlement revenues are insufficient to cover the cost of the tobacco securitization program. The Legislature is not obligated to make any such requested appropriation in the future.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

LITIGATION. The State of California is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

LOCAL GOVERNMENTS. The primary units of local government in California are the counties, ranging in population from 1,200 (Alpine) to approximately 10,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 478 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978 and later constitutional amendments, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to impose or raise various taxes, fees, charges and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.

Some local governments in California have experienced notable financial difficulties, including Los Angeles County and Orange County, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent.

A program to offset a portion of the vehicle license fees ("VLF") paid by vehicle owners was established in 1998. This offset provided tax relief of approximately $4.0 billion in

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2002-03. The General Fund backfilled the offset so that the tax relief did not result in a revenue loss to local governments. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully backfill the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments are not disadvantaged. In June 2003, it was determined that insufficient General Fund moneys were available to continue to fund any portion of the VLF offsets to local governments as of that date. Accordingly, the VLF paid by taxpayers returned on October 1, 2003 to the pre-1999 level and the State will not be obligated to make any offset payments from the General Fund in 2003-04. This action will reduce General Fund expenditures by about $4.2 billion in fiscal year 2003-04 and result in a reduction of approximately $825 million in transfers to local governments to cover the period of time needed to phase out the offset from vehicle registration bills. The 2003 Budget Act and related legislation require the State to repay the $825 million VLF "gap" loss to local governments no later than August 15, 2006. However, the Legislature failed to approve legislation that would also advance up to $40 million of the $825 million VLF "gap" loss for those local governments that are disproportionately affected by this reduction. In addition, the full amount of offset will continue to be paid to Orange County (estimated to be $24 million), since this amount was pledged for the payment of debt. The 2003 Budget Act also increases the portion of VLF revenues that are dedicated to State-local realignment programs in 2003-04 so that those programs are held harmless from the VLF "gap" loss. A case has been filed challenging the restoration of the VLF.

CONSTITUTIONAL AND STATUTORY LIMITATIONS; RECENT INITIATIVES; PENDING LEGISLATION. The State is subject to an annual appropriations limit imposed by
Article XIII B of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds. Article XIII B prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds. There are various types of appropriations excluded from the Appropriations Limit.

The State's Appropriations Limit in each year is based on the Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

In 1988, voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State appropriations funding, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Proposition 98 permits the Legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain State tax revenues in excess of the
Article XIII B limit to K-14 schools.

Total revenues (subject to the State Appropriations Limit and local property taxes) have increased significantly since 1994-95. The projected level of General Fund State Appropriations Limit revenue for 2002-03 was $65.036 billion. The revised 2002-03 Proposition 98 appropriations of $29.3 billion reflect a deferral of $1.820 billion to be reappropriated in 2003-04. The General Fund State Appropriations Limit revenue projection for 2003-04 exceeds the revised 2002-03 estimates by approximately $2.353 billion. The General Fund share of the guarantee Proposition 98 will increase approximately $415.3 million, from $29.4 billion in 2002-03 to $29.8 billion in 2003-04. The 2003 Budget Act proposes Proposition 98 funding at $215.2 million above the minimum, with enrollment growth for general apportionments and special education fully funded and total K-14 education funding of approximately $45.7 billion ($6,887 per K-12 pupil), an increase of 4.0 percent per pupil compared to the revised 2002-03 level. Total 2003-04 Proposition 98 appropriations of $30.0 billion reflect the permanent deferral of $1.087 billion.

Other Constitutional amendments affecting State and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local Governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIII B spending limit would restrain the State's ability to fund such other programs by raising taxes. In addition to this current information, future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Certain debt obligations held by the California Funds may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the state's general fund to counties, cities and their various entities, is not entirely certain. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the Funds may be impaired.

In addition, the California Constitution limits the taxing and spending powers of the State of California and its public agencies and, therefore, the ability of California issuers to raise revenues through taxation to repay outstanding debt, and to spend such revenues over a predetermined limit. Certain debt obligations held by the California Funds may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. The California Constitution limits ad valorem real property taxes, and imposes super-majority approval requirements for additional real property taxes, and the ability of California issuers to raise revenues through such taxes to repay outstanding debt is limited. Certain debt obligations in which the California Funds invest may be payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations. The following paragraphs describe a number of such provisions, but do not purport to be a complete description of all of them.

Certain debt obligations held by the Funds may be obligations payable solely from lease payments on real property or personal property leased to the state, cities, counties or their various public entities. California law requires that the lessee is not required to make lease payments during any period that it is denied use and occupancy of the property lease in proportion to such loss.

Certain debt obligations held by the California Funds may be obligations which are payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

Debt obligations payable solely from revenues of health care institutions may also be insured by the state. However, no guarantee exists that adequate reserve funds will be appropriated for such insurance.

Certain debt obligations held by the California Funds may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. Two limit the creditor's right to obtain a deficiency judgment, one limitation being based on the method of foreclosure and the other on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations.

Another California statute, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. The fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as a result of low bids at a judicial sale. The fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor. Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the period beginning with the recordation of a formal notice of default and ending five business days prior to the date of sale, the debtor is entitled to reinstate the mortgage by making any overdue payments.

Under standard loan servicing procedures, the filing of the formal notice of default might not occur until after three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting a notice of sale for at least 20 days following the recordation of the formal notice of default and by publishing a copy once a week during that period. Therefore, the effective period of foreclosing on a mortgage may be several months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain debt obligations held by the California Funds may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which finance such home mortgages.



INVESTMENT COMPANIES.


    The S&P 500 Index Fund and the Fund of Funds may invest in securities issued by other open-end management investment companies, including investment companies that are affiliated with the S&P 500 Index Fund and its advisor, Barclays Global Fund Advisors ("BGFA") and, respectively, the Atlas Funds and its advisor Atlas Advisers, Inc., to the extent permitted under the 1940 Act. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the S&P 500 Index Fund or any Atlas Fund, total assets with respect to any one investment company and (iii) 10% of the S&P 500 Index Fund's total assets with respect to all such companies in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The S&P 500 Index Fund may also purchase shares of exchange-listed closed-end funds to the extent permitted under the 1940 Act.

    Also please note that the risks inherent with each of the underlying mutual funds included in the Fund of Funds continue to be borne by a stockholder in their respective weighting within that portfolio.

LETTERS OF CREDIT.

    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the S&P 500 Index Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of BGFA, as investment subadviser, are of comparable quality to issuers of other permitted investments of the S&P 500 index Fund may be used for letter of credit-backed investments.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS.

    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity, for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by the Adviser or a subadviser (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of the Adviser or a subadviser are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

    BANK OBLIGATIONS. Each Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

    Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

    Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by a Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

    Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

    COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. Each Fund may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to each Fund monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

    Each Fund also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. A Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The investment adviser to each Fund will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent a Fund continues to hold such obligations, it may be subject to additional risk of default.

    REPURCHASE AGREEMENTS. Each Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by the Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Fund may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of the Fund to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Fund considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

    U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

          THE S&P 500 INDEX FUND AND S&P 500 INDEX MASTER PORTFOLIO

    Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund's shares.

    S&P does not guarantee the accuracy and/or the completeness of the S&P
500 Index or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

MASTER/FEEDER STRUCTURE

    The S&P 500 Index Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio. The fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Master Portfolio itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

    The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described herein with respect to the Master Portfolio.

    The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Board if Directors of the Company will determine whether to hold a meeting of its shareholders to consider such matters. If such a meeting is held, the Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders. If no meeting is held, the Fund will cast its votes in the proportion to the votes cast of all other shareholders of the Master Portfolio.

    Certain policies of the Master Portfolio which are non-fundamental may be changed by a vote of the majority of the Master Portfolio's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental polices are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholder's investments in the Fund. The Fund will provide shareholders with 30 days written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.


                         FUNDAMENTAL INVESTMENT RESTRICTIONS

    Each Fund has adopted the following fundamental investment policies and investment restrictions in addition to the policies and restrictions discussed in the Prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. These restrictions provide that no Fund may:

    (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if with respect to 75% of the Fund's assets, as a result, more than 5% of the value of such assets of the Fund would be invested in the securities of any one issuer or such Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. These restrictions shall not apply to the California Municipal Funds.

    (2) Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would equal or exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal obligations (with respect to the Municipal Funds); (ii) obligations of the United States Government, its agencies or instrumentalities;(iii) the obligations of domestic banks (with respect to the Money Funds); (iv) in the case of the Fund of Funds, investment companies; and (v) in case of S&P 500 Index Master Portfolio, any industry in which the S&P 500 Index may become concentrated but only to the same degree and during the same period as the index. For purposes of this policy, the Funds have adopted the industry classification set forth in the Appendix to this Statement of Additional Information which may be amended from time to time without shareholder approval.

    (3) Purchase securities subject to legal or contractual restrictions preventing their ready disposition; or enter into repurchase agreements or purchase time deposits maturing in more than seven days or acquire other illiquid assets if, immediately after and as a result, the value of illiquid assets held by a Fund would exceed, in the aggregate, 10% of the value of the Fund's net assets (except that the Atlas Balanced Fund, the Atlas Strategic Growth Fund, the Atlas Global Growth Fund, the Atlas Emerging Growth Fund, the Atlas Strategic Income Fund, the Atlas S&P 500 Index Fund, and the Atlas Fund of Funds have each adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval).

    (4) Invest in securities of a company which, together with any predecessor, has been in operation for less than three years if more than 5% of the Fund's total assets would then be invested in such securities;
provided that in the case of industrial revenue bonds purchased for the Municipal Funds, this restriction shall apply to the entity supplying the revenues from which the issue is to be paid. The Atlas Global Growth Fund, Atlas S&P 500 Index Fund and the Atlas Fund of Funds have adopted this restriction as a non-fundamental operating policy which may be changed without shareholder approval. The Atlas Emerging Growth Fund has adopted a 10% limit on investment in such securities as a non-fundamental operating policy which may be changed without shareholder approval.

    (5) Invest in companies for the purpose of exercising control or management.

    (6) Purchase or sell real estate or real estate limited partnership interests; provided that a Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

    (7) Purchase or sell commodities or commodities contracts or interests in oil, gas or other mineral exploration or development programs, provided, however, that the Bond and Stock Funds may purchase and sell interest rate futures contracts and related options, and the Stock Funds and the Strategic Income Fund may purchase and sell stock index futures contracts and related options and purchase or sell forward foreign currency contracts.

    (8) Mortgage, pledge or in any other manner transfer as security for any indebtedness, any of its assets; provided that this restriction shall not apply to the transfer of securities in connection with a permissible borrowing. For purposes of this restriction, (a) the deposit of assets in escrow or a segregated account in connection with the writing of covered put or call options, the purchase of securities on a when-issued or delayed-delivery basis, or the undertaking of another investment technique utilizing a cover or segregated account arrangement, and (b) collateral arrangements with respect to
(i) the purchase and sale of options on securities and options on indexes and
(ii) initial or variation margin for futures contracts will not be deemed to be pledges of a Fund's assets.

    (9) Purchase securities on margin or effect short sales, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities, and may make margin payments in connection with futures contracts and related options and the Atlas Stock Funds may effect short sales against-the-box.

    (10) Engage in the business of underwriting securities issued by others, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with any Fund's investment program may be deemed to be an underwriting.

    (11) Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser or a Subadviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

    (12) Make loans to any person or firm; provided, however, that the acquisition for investment of a portion of an issue of publicly distributed bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan; and provided further that a Fund may enter into repurchase agreements and may make loans of portfolio securities.

    (13) Purchase from or sell portfolio securities to its officers, directors or other "interested persons" (as defined in the 1940 Act) (other than otherwise unaffiliated brokers) of the Fund or of the Company.

    (14) Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the directors or officers of the Company or the Adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together own beneficially more than 5% of such securities.

    (15) Borrow money, except from banks for temporary or emergency purposes not in excess of 33-1/3% of the value of a Fund's total assets. A Fund will not purchase securities if such borrowings are outstanding in excess of 5% of the value of a Fund's total assets. This restriction shall not apply to the Atlas Strategic Growth Fund, the Atlas Global Growth Fund and the Atlas Strategic Income Fund and shall not prevent a Bond Fund from entering into reverse repurchase agreements or "roll" transactions, provided that these transactions and any other transactions constituting borrowing by a Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for a Fund's borrowings falls below 300%, a Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. To do so the Funds may have to do so at a disadvantageous time. The Funds may not borrow money for leverage purposes, that is borrowing money to purchase portfolio securities.


    (16) Knowingly purchase securities of other registered management investment companies, except that a Fund may acquire such securities: (i) if not more than 10% of the Fund's assets shall be invested in such securities; or (ii) in connection with a merger, acquisition or consolidation with such a company. This restriction shall not prevent the Atlas S&P 500 Index Fund from investing all of its assets in a diversified open-end management investment company with substantially the same investment objective, policies and restrictions as the fund or the Fund of Funds from investing all of its assets in other Funds of the Company.

    (17) Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, mortgages or pledges, or (b) entering into repurchase transactions.

    (18) Conduct its investment program in a manner inconsistent with prudent investment management.

     The Master Portfolio has adopted the following investment restrictions as fundamental policies. These restrictions cannot be changed as to the Master Portfolio without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting interests. The Master Portfolio may not:


     1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit the Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements provided further that the Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC or its staff); and provided further that the Master Portfolio reserves the right to concentrate in any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period.

     2. Purchase securities of any issuer if, as a result, with respect to 75% of the Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit the Master Portfolio's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

     3. Borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. The 1940 Act currently allows the Master Portfolio to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.


     4. Issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. The 1940 Act permits the Master Portfolio to make permitted borrowings and to enter into repurchase agreement transactions.

     5. Make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Master Portfolio's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

     6. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting.

     7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     8. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     The Master Portfolio has adopted the following investment restrictions as non-fundamental policies. These restrictions may be changed without interestholder approval by vote of a majority of the Trustees of Master Investment Portfolio, at any time. The Master Portfolio is subject to the following investment restrictions, all of which are non-fundamental policies.

     1. The Master Portfolio may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's net assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

     2. The Master Portfolio may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     3. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

     A Fund may exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Fund's investment policies and restrictions. A Fund will include the original cost of the securities so acquired in any subsequent determination of a Fund's compliance with the investment percentage limitations referred to above and in the Prospectus. A Fund will not knowingly exercise rights or otherwise acquire securities when to do so would jeopardize the Fund's status under the 1940 Act as a "diversified" investment company. If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values will not be considered a violation of a Fund's investment policies or restrictions.

    The Company may make commitments more restrictive than the restrictions listed above with respect to a Fund so as to permit the sale of shares of the Fund in certain states.

    The Company has adopted a non-fundamental policy that prohibits any Fund from acquiring any securities of other open-end investment companies or registered unit investment trusts in reliance on subparagraphs (G) or (F) of
Section 12(d)(1) of the 1940 Act except for Atlas Fund of Funds.

                                  PORTFOLIO TURNOVER


    For reporting purposes, a Fund calculates its portfolio turnover rate by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining portfolio turnover, a Fund excludes all securities whose maturities at the time of acquisition were one year or less. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's portfolio (other than short-term money market securities) were replaced once during the fiscal year. Based on this definition, the policy of each Money Fund in investing in securities with remaining maturities of less than one year is expected to result in a portfolio turnover rate of 0%. It is expected that the Strategic Income Fund will have a high portfolio turnover rate and that each of the stock funds may have a high rate in some years.

    Increased portfolio turnover will likely result in correspondingly greater brokerage commissions and dealer markups which must be paid by the Funds. To the extent that portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary income tax rates (except shareholders who invest through IRAs and other tax-deferred retirement plans which are not taxed currently on accumulations in their accounts). To the extent that increased portfolio turnover results in sales of securities held less than three months, a Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected (see "Taxes," below).

                              MANAGEMENT OF THE COMPANY (Item 13)


ORGANIZATION.

     Atlas Funds (the "Company") is an open-end, management investment company, or mutual fund, currently offering sixteen separate series of shares (the "Atlas Funds"). The Company was organized as a Maryland corporation on November 17, 1987, began operations on January 10, 1990 and reorganized as a
Delaware Statutory Trust on January   , 2004.

     Each Atlas Fund, with the exception of the California Municipal Money Fund and the California Municipal Bond Fund (the "California Funds"), is "diversified." This means that, with respect to at least 75% of a Fund's total assets, it will limit its purchases of the securities of a single issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or other registered investment companies) to no more than 5% of total assets and no more than 10% of the issuer's outstanding voting securities.

     The California Funds are classified as "non-diversified" under the Investment Company Act of 1940, due to the limited number of securities available to meet their investment objectives. This means they are not limited in the proportion of their respective assets that may be invested in the obligations of a single issue or issuer. Each California Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned by each Fund to each investor. The Atlas California Municipal Bond Fund may assume large positions in the obligations of a small number of issuers which may cause the Fund's share price to fluctuate to a greater extent than share prices of funds holding more diversified portfolios.

     The Company is governed by its Board of Trustees, which meets periodically throughout the year to oversee the Company's activities and the actions of the service providers to the Funds and to perform the duties required by applicable state and federal law. Delaware law requires each Director to perform his or her duties in good faith, in a manner he or she reasonably believes to be in the best interest of the Company, and with the care that an ordinary prudent person in a like position would use under similar circumstances.

     The Company's Board of Trustees has authorized two classes of shares of beneficial interest (Class A and Class B) for each Fund, which constitute the Company's shares of capital stock. There are currently no Class B shares outstanding and such shares are not being offered for sale.

     The Company does not normally hold annual shareholders meetings.
Meetings of shareholders will be held as determined by the Board of Trustees or as required by the 1940 Act or other applicable law. Shareholder meetings may be called for such matters as electing Trustees, approving investment advisory agreements or making a change to a Fund's fundamental policies.
Each shareholder is entitled to one vote per share on matters affecting that Fund and on general matters. Shareholders of a particular Class have the exclusive right to vote by Class on matters determined by the Board to affect only that Class. On all other matters submitted to a vote of the shareholders, the holders of separate Classes of shares of a Fund vote together as a single Class. A meeting must be held within 60 days in the event that, at any time, less than a majority of the Directors holding office were elected by shareholders. Holders of 10% of the shares of a Fund may require a shareholder meeting for any reason, including removal of a Director.

Management of the Company
Trustees and Officers

     The Trustees and principal officers of Atlas Funds, their business addresses, positions held, length of time served, principal occupations for the past five years, other directorships held and number of funds overseen by the Trustees are set forth in the following table.

INTERESTED TRUSTEES


                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN        OTHER
                                               TERM OF OFFICE                                         FUND COMPLEX    DIRECTORSHIPS
     NAME, ADDRESS,        POSITION(S) HELD    AND LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY        HELD BY
        AND AGE               WITH FUND         TIME SERVED            DURING PAST 5 YEARS               TRUSTEE(4)      TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Marion O. Sandler, 72(1)   Trustee             Since 11/1987       Chairman of the Board and         Seventeen       Atlas Insurance
1901 Harrison Street                                               Chief Executive Officer of                        Trust (the
Oakland, CA 94612          President and       Since 2/1988        World Savings Bank, FSB                           Trust)
                           Chief Executive                         ("World Savings"), Golden West
                           Officer             Term:               Financial Corporation
                                               Continuous          ("GWFC"), Atlas Securities,
                                                                   Inc. ("Distributor") and Atlas
                                                                   Advisers, Inc. ("Adviser")

Russell W. Kettell, 58(1)  Trustee             Since 12/1989       President of GWFC and Senior      Seventeen       Atlas Insurance
1901 Harrison Street                           Term:               Executive Vice President of                       Trust
Oakland, CA 94612                              Continuous          World Savings


DISINTERESTED TRUSTEES
                                                                                                       NUMBER OF
                                                                                                     PORTFOLIOS IN        OTHER
                                               TERM OF OFFICE                                         FUND COMPLEX    DIRECTORSHIPS
     NAME, ADDRESS,        POSITION(S) HELD     AND LENGTH OF        PRINCIPAL OCCUPATION(S)          OVERSEEN BY        HELD BY
        AND AGE               WITH FUND          TIME SERVED           DURING PAST 5 YEARS              TRUSTEES         TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Barbara A. Bond, 56(2)(3)  Trustee             Since 12/1989       Certified Public                  Seventeen       Atlas Insurance
Hood & Strong LLP                              Term:               Accountant/Tax Partner of                         Trust
101 California Street                          Continuous          Hood & Strong LLP
San Francisco, CA 94111

Daniel L. Rubinfeld, 57(2) Trustee             From 12/1989        Professor of Law and              Seventeen       Atlas Insurance
University of California                       thru 8/1997 and     Economics, University of                          Trust
School of Law                                  from 3/1999 to      California, Berkeley. Deputy                      LECG LLC:
788 Boalt Hall                                 present             Assistant Attorney General,                       a professional
Berkeley, CA 94720                             Term:               U.S. Department of Justice,                       services firm
                                               Continuous          June 1997 - December 1998;
                                                                   Independent Consultant

David J. Teece, 54(2)      Trustee             Since 12/1989       Professor, Haas School of         Seventeen       Atlas Insurance
University of California                       Term:               Business, and Director,                           Trust
IMIO #1930                                     Continuous          Institute of Management,                          LECG LLC:
Haas School of Business                                            Innovation and Organization,                      a professional
S-402                                                              University of California,                         services firm
Berkeley, CA 94720                                                 Berkeley

                                       B-48

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES (all Interested)

     NAME, ADDRESS,        POSITION(S) HELD    AND LENGTH OF                         PRINCIPAL OCCUPATION(S)
        AND AGE               WITH FUND         TIME SERVED                            DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
W. Lawrence Key, 49(1)     Group Senior        Since 9/2001                        September 2001 to present _
794 Davis Street           Vice President                                          Group Senior Vice President
San Leandro, CA 94577      and Chief                                               and Chief Operating Officer of
                                                                                   the Company, the Trust, the
                           Operating Officer   Term:                               Adviser and the Distributor;
                                               Continuous                          May 2000 - August 2001 - Group
                                                                                   Senior Vice President of the
                                                                                   Distributor; August 1993 -
                                                                                   April 2000 - Senior Vice
                                                                                   President of the Distributor;
                                                                                   November 1989 - August 2001 -
                                                                                   Vice President of the
                                                                                   Distributor

Joseph M. O'Donnell, 48(1) Vice President,     Since 10/2001                       October 2001 to present - Vice
794 Davis Street           Chief Legal                                             President, Chief Legal
San Leandro, CA 94577      Counsel, Chief                                          Counsel, Chief Compliance
                           Compliance          Term:                               Officer and Secretary of the
                           Officer and         Continuous                          Company, the Trust, the
                           Secretary                                               Adviser and the Distributor;
                                                                                   August 1999 to May 2001 -
                                                                                   Chief Operating Officer and
                                                                                   General Counsel of Matthews
                                                                                   International Capital
                                                                                   Management, LLC, San
                                                                                   Francisco, CA; 1997-1999 -
                                                                                   Vice President/ Legal of SEI
                                                                                   Investments Co., Inc., Oaks,
                                                                                   PA.

Gene A. Johnson, 50(1)     Vice President      Since 1/2000                        January 2000 to present - Vice
794 Davis Street           and Treasurer       Since 7/1998                        President of the Company, the
San Leandro, CA 94577                                                              Trust and the Adviser; July
                                                                                   1998 to present - Treasurer of
                                               Term:                               the Company and the Trust;
                                               Continuous                          July 1998 - December 1999 -
                                                                                   Assistant Vice President of
                                                                                   the Company and the Trust;
                                                                                   March 1994 - June 1998 -
                                                                                   Manager of Fund Accounting for
                                                                                   the Company and the Trust

(1) Director or officer who is an "interested person" of the Company due to his affiliation with the Adviser.

(2)  Member of the Contracts Committee and Audit Committee.

(3) In her capacity as a Partner of Hood & Strong, Ms. Bond prepares tax returns for Mrs. Sandler and her husband and a private foundation which they have established. Fees for such work are paid to Hood & Strong and are not material.

(4)  Includes portfolios of Atlas Funds (16) and Atlas
     Securities Trust (1).

COMMITTEES OF THE BOARD

     The Company has an Audit Committee comprised of Ms. Bond, who serves as Chair, and Messrs Rubinfeld and Teece, all independent members of the Board. The function of the Audit Committee is the oversight of the Company's accounting and financial reporting policies and practices, its internal controls and the internal controls of the Company's principal service providers. The Audit Committee acts as a liaison between the Company's independent auditors and the full Board of Trustees. There were three Committee meetings during 2002.


     The Company has a Contracts Committee comprised of Mr. Rubinfeld, who serves as Chair, Ms. Bond and Mr. Teece, all independent members of the Board. The Contract Committee's function is to request, review and consider the information deem necessary to evaluate the terms of certain agreements between the Company and its investment adviser or its affiliates, such as the investment advisory contracts, principal underwriting agreement, and plans of distribution under Rule 12b-1, that the Company may enter into, renew or continue prior to voting thereon, and to make its recommendations to the full Board of Directors on these matters. The Contracts Committee met once during 2002.

OWNERSHIP OF COMPANY SHARES

INTERESTED TRUSTEES


                                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                       COMPANIES OVERSEEN BY TRUSTEES IN THE
                            DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF        ATLAS FAMILY OF INVESTMENT COMPANIES AS
NAME OF TRUSTEES                                03/10/03                                          OF 03/10/03
-----------------------------------------------------------------------------------------------------------------------------
Marion O. Sandler           Growth and Income Fund- over $100,000
                            U.S. Treasury Money Market - $1 - $10,000
                            CA Municipal Money Market - over $100,000
                            Strategic Growth - $10,001 - 50,000
                            Strategic Income Fund - $50,001 - $100,000
                            Emerging Growth Fund - $50,001 - $100,000
                            S&P 500 Fund - $50,001 - $100,000                                      Over $100,000

Russell W. Kettell          U.S. Treasury Money Market - $10,001 - $50,000                       $10,001 - $50,000


DISINTERESTED TRUSTEES


                                                                                         AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                      SECURITIES IN ALL REGISTERED INVESTMENT
                                                                                       COMPANIES OVERSEEN BY DIRECTOR IN THE
                            DOLLAR RANGE OF EQUITY SECURITIES IN A FUND AS OF        ATLAS FAMILY OF INVESTMENT COMPANIES AS
NAME OF TRUSTEES                               03/10/03                                          OF 03/10/03
-----------------------------------------------------------------------------------------------------------------------------
Barbara A. Bond             Growth and Income Fund - $1 - $10,000
                            U.S. Govt. & Mortgage Securities Fund $1 - $10,000                   $10,001 - $50,000

Daniel L. Rubinfeld         Growth and Income Fund- over $100,000
                            CA Municipal Money Market - $1 - $10,000
                            CA Municipal Bond Fund - over $100,000
                            U.S. Govt. & Mortgage Securities Fund - $10,001 - $50,000              Over $100,000

David J. Teece              None                                                                        None

    The following table sets forth the aggregate compensation paid by the Company for the fiscal year ended December 31, 2003 to the Trustees who are not affiliated with the Investment Adviser and the aggregate compensation paid to such Trustees for service on the Company's Board and that of all other funds in the "Company complex," (of which there currently are none, as defined in Schedule 14A under the Securities Exchange Act of 1934):


                                                                    Total
                                        Pension or                  Compensation
                                        Retirement                  from
                                        Benefits       Estimated    Company and
                                        Accrued as     Annual       Company
                         Aggregate      Part of        Benefits     Complex
                         Compensation   Company        Upon         Paid to
Name                     from Company   Expenses       Retirement   Trustees
----                     ------------   ----------     ----------   ------------
Disinterested Trustees

Barbara A. Bond           $27,300       None           N/A          $27,300(17)*

Daniel L. Rubinfeld       $25,050       None           N/A          $25,050(17)*

David J. Teece            $21,550       None           N/A          $21,550(17)*

Interested Trustees

Marion O. Sandler         None          None           N/A          None

Russell W. Kettell        None          None           N/A          None

*  Indicates total number of funds in Company complex.

CODE OF ETHICS

The Company, Atlas Advisers, Inc. and Atlas Securities, Inc. have adopted a joint code of ethics under rule 17j-1 of the 1940 Act. Boston Safe Advisers, Inc., Madison Investment Advisers, Inc., OppenheimerFunds, Inc., Pilgrim, Baxter & Associates, Ltd., and Turner Investment Partners, Inc., also have each adopted a code of ethics under rule 17j-1 of the 1940 Act which has been approved by the Board of Trustees of the Company. These codes of ethics permit personnel, subject to the codes, to invest in securities, including securities that may be purchased or held by the Fund subject to certain pre-clearance, reporting and other requirements.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES (Item 14)

The following stockholders are deemed "Control Persons" due to the level of ownership in the Funds indicated as of March 31, 2003:


VALUE FUND                                     PERCENTAGE OWNED
ATLAS BALANCED GROWTH PORTFOLIO                 32.24%
FUND INVESTMENT A/C
ATTN: ATLAS A/C
794 DAVIS ST 1ST FL
PO BOX 1894
SAN LEANDRO CA 94577-0279


Atlas Balanced Portfolio is a separate account of Atlas Insurance Trust, a Delaware statutory trust. By owning 32.41% of this Fund, Atlas Balanced Growth Portfolio is very likely able to control the outcome of any shareholder vote.

The following are deemed "Principal Holders" due to the level of ownership in the Fund indicated as of March 31, 2003:


FUND NAME                                       PERCENTAGE OWNERSHIP               BENEFICIAL/RECORD
GROWTH AND INCOME FUND

WELLS FARGO BANK MINNESOTA NA C/F               10.78%                             Beneficial
FBO WISE PLAN A/C 13564505
PO BOX 1533
MINNEAPOLIS MN 55480-1533

CALIFORNIA MUNICIPAL MONEY MARKET FUND

HERBERT M SANDLER                               13.62%                             Beneficial
MARION O SANDLER CO TTEES
U/A 4-9-84 HERBERT M &
MARION O SANDLER TRUST
1901 HARRISON STREET
OAKLAND CA 94612-3574

BALANCED FUND

WELLS FARGO BANK MINNESOTA NA C/F               11.94%                             Beneficial
FBO WISE PLAN A/C 13564508
PO BOX 1533
MINNEAPOLIS MN 55480-1533

STRATEGIC GROWTH FUND

WELLS FARGO BANK MN NA                          20.62%                             Beneficial
FBO WISE PLAN A/C 13564508
PO BOX 1533
MINNEAPOLIS MN 55480-1533


                                         B-51

GLOBAL GROWTH FUND

WELLS FARGO BANK MINNESOTA NA C/F               20.32%                             Beneficial
FBO WISE PLAN A/C 13564507
PO BOX 1533
MINNEAPOLIS MN 55480-1533

EMERGING GROWTH FUND

ATLAS BALANCED GROWTH PORTFOLIO                 10.57%                             Record
FUND INVESTMENT A/C
ATTN: ATLAS A/C
794 DAVIS ST 1ST FL
PO BOX 1894
SAN LEANDRO CA 94577-0279

GOLDEN WEST FINANCIAL CORP                       7.34%                             Record
INVESTMENT ACCOUNT
1901 HARRISON STREET
OAKLAND CA 94612-3574

MONEY MARKET FUND

HERBERT M SANDLER                               12.80%                          Beneficial
MARION O SANDLER CO-TTEES
HERBERT M & MARION O SANDLER TRUST
U/A 4-9-84
1901 HARRISON STREET
OAKLAND CA 94612-3574

ATLAS SECURITIES INC                            12.23%                             Record
ATTN: INVESTMENT SERVICES
1901 HARRISON ST FL 2
OAKLAND CA 94612-3574

ATLAS ADVISERS INC                               7.02%                             Record
794 DAVIS ST FL 1
SAN LEANDRO CA 94577-6922

GLORIA NAISBITT TTEE                            6.79%                          Beneficial
THE NAISBITT FAMILY TRUST
U/A DTD 10/21/1983
2320 MALACHITE WAY
SANTA ROSA CA 95404-5300

WILLIAM N SCOTT                                  5.79%                             Record
HELEN EDITH SCOTT JTWROS
105 WASHINGTON ROCK RD
WATCHUNG NJ 07069-6207

                                         B-52

FUND OF FUNDS

ATLAS ADVISERS INC                               8.66%                             Record
794 DAVIS ST FL 1
SAN LEANDRO CA 94577-6922

STATE STREET BANK & TRUST CUST                   7.37%                             Beneficial
IRA R/O LAWRENCE W STINE
4534 W 65TH AVE
ARVADA CO 80003-6303

STATE STREET BANK & TRUST CUST                   5.44%                             Beneficial
IRA A/C RICHARD M ROSENBERG
2000 LINWOOD AVE APT 15A
FORT LEE NJ 07024-3009

VALUE FUND

GOLDEN WEST FINANCIAL CORP                      14.11%                             Record
INVESTMENT ACCOUNT
ATTN: INV ACCOUNTING
1901 HARRISON ST
3RD FLOOR
OAKLAND CA 94612-3574

ATLAS FUND OF FUNDS                              5.17%                             Record
INVESTMENT A/C
ATTN:ATLAS A/C
794 DAVIS STREET, 1ST FL
P.O. BOX 1894
SAN LEANDRO, CA 94577-0279


     As of March 31, 2002, Golden West Financial Corporation, 1901 Harrison Street, Oakland, CA 94612, a Delaware corporation and sole shareholder of the Adviser and Distributor, owned beneficially and of record an aggregate of 6.71% of the shares outstanding of the Atlas Emerging Growth Fund 2.08% of the U.S. Treasury Money Fund, 89.78% and of the Money Market Fund. In addition, as of such date, the Distributor owned beneficially and of record an aggregate of 2.66% of the Atlas U.S. Treasury Money Fund shares outstanding.


    As of March 10, 2003, officers and trustees as a group owned approximately 26% of the shares of the Atlas California Municipal Money Fund, but owned less than 1% of the shares of each of the other Funds. As of such date, the officers and directors as a group owned 2.03% of the Company's shares in total.

                        INVESTMENT ADVISORY AND OTHER SERVICES

    Atlas Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of Golden West Financial Corporation, serves as the investment adviser to the Company. Golden West Financial Corporation is a New York Stock Exchange listed savings and loan holding company headquartered in Oakland, California. The Company has entered into an Investment Advisory Agreement with the Adviser dated January 12, 1990 (the "Advisory Agreement"), which was last approved by the Board of Directors, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Company, at a meeting held on November 21, 2003.

     The Advisory Agreement with respect to each Fund is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or (ii) the vote of a majority of trustees who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

    The directors and officers of the Investment Adviser are: Marion O. Sandler (Director, President and Chief Executive Officer), James T. Judd (Director), James H. Hubbell (Director), W. Lawrence Key (Group Senior Vice President and Chief Operating Officer), Joseph M. O'Donnell (Vice President, Chief Legal Counsel and Secretary), Mary Jane Fross (Vice President and Controller) and Gene A. Johnson (Vice President).

    Under the Advisory Agreement, the Investment Adviser has agreed to reduce its fees to a Fund if the Fund's annual ordinary operating expenses exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The Investment Adviser calculates and administers this expense limitation separately with respect to each Fund. Expenses which are not subject to this limitation are interest, taxes, 12b-1 fees and extraordinary expenses. Expenditures, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs incurred in connection with the purchase or sale of portfolio securities, are accounted for as capital items and not as expenses. Reimbursement, if any, will be on a monthly basis, subject to year-end adjustment. The Investment Adviser has agreed to waive all or a portion of management fees and absorb a portion of the ordinary operating expense of certain Funds during the fiscal year ending December 31, 2003, in order to cap operating expenses at levels set forth in the Current prospectus.

     The Advisory Agreement provides that the Funds will not hold the Adviser or any of its officers or employees liable for, and will indemnify them against, any costs and liabilities they may incur as a result of any claim against them in the good faith exercise of their powers under the Agreement, excepting matters as to which they have been guilty of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or reckless disregard of their obligations and duties under the Agreement, or matters in violation of applicable law.


     For the fiscal years ended December 31, 2000, 2001 and 2002, the Adviser received management fees in the amount of $9,099,887, $8,805,722 and $9,149,415 respectively. Such amounts were net of management fee waivers in the amount of $112,465, $71,380 and $201,383 respectively. Each Fund pays the Adviser a management fee at an annual rate equal to a percentage of each Fund's average net assets as follows:

                                                                ASSETS    ASSETS OVER   ASSETS
                                                                 UP TO    $100 MILLION   OVER
                                                                 $100      AND UP TO     $500
 FUNDS                                                          MILLION   $500 MILLION  MILLION
 -----                                                          -------   ------------  -------
 Money Funds                                                      .50%         .50%       .475%
 Bond Funds (other than the Strategic                             .55%         .55%       .50%
    Income Fund)
 Strategic Income Fund                                            .75%         .70%       .65%
 Stock Funds                                                      .70%         .60%       .50%
    (other than the Emerging Growth, Global Growth,
     S&P 500 and Value Funds)
 Emerging Growth, Global Growth and Value Funds                   .80%         .75%       .70%
 S&P 500 Index Fund and Fund of Funds                             .25%         .25%       .23%

SUBADVISERS.

    Boston Safe Advisors, Inc. ("Boston Advisors") serves as Subadviser to the Company with respect to the Municipal Funds pursuant to a Subadvisory Agreement dated May 21, 1993.

    The Adviser pays Boston Advisors for its portfolio management services out of the management fees the Adviser receives from the Funds. For the fiscal years ended December 31, 2000, 2001, and 2002 Boston Advisors received subadvisory fees in the amount of $490,962, $549,174 and $634,905 respectively. Boston Advisor's parent company, The Boston Company, Inc., is a wholly owned subsidiary of Mellon Bank Corporation, a publicly owned multibank holding company.

     Madison Investment Advisors, Inc. serves as Subadvisor to the Company with respect to the American Enterprise Bond Fund, Balanced Fund and the Strategic Growth Fund pursuant to a Subadvisory Agreement dated September 1, 2002. The Adviser pays Madison for its portfolio management services out of the management fees the Adviser receives from those Funds. For the fiscal year ended December 31, 2002 Madison received $98,663 in subadvisory fees.

     OppenheimerFunds, Inc. ("Oppenheimer") serves as Subadviser to the Company with respect to the Global Growth, Growth and Income, and Strategic Income Funds and the Strategic Income Fund pursuant to a Subadvisory
Agreement dated October 1, 1993. The Adviser pays for its portfolio management services out of the management fees the Adviser receives from those Funds. For the fiscal years ended December 31, 2000, 2001 and 2002, Oppenheimer received subadvisory fees in the amount of $2,499,984, $2,119,288, and $1,732,718 respectively.


     Pilgrim, Baxter & Associates, Ltd. ("Pilgrim Baxter") serves as Subadviser to the Company with respect to the Value Fund pursuant to a Subadvisory Agreement dated May 1, 2002. The Adviser pays Pilgrim Baxter for its portfolio management services out of the management fees the Adviser recieves from the Fund. For the fiscal year ended December 31, 2002, Pilgrim Baxter received subadvisory fees in the amount of $16,675.


     Turner Investment Partners, Inc., became subadviser to the Emerging Growth Fund on March 1, 2003.

     Each Subadvisory Agreement is for an initial term of two years and may be renewed from year to year afterwards, provided that any such renewal has been specifically approved at least annually by (i) the majority (as defined in the 1940 Act) of the outstanding voting securities of the appropriate Fund, or (ii) the vote of a majority of trustees who are not parties to the Subadvisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Each Subadvisory Agreement also provides that the Company or Atlas Advisers, Inc. has the right with respect to any Fund to terminate it without penalty, upon 60 days written notice to the other parties, that the Subadviser has the right with respect to any Fund to terminate without penalty upon 120 days written notice, and that the Subadvisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

     Each Subadvisory Agreement contains indemnification provisions similar to those of the Advisory Agreement.


     The Company has filed an application with the Securities and Exchange Commission ("SEC") requesting an order for relief from certain provisions of the 1940 Act which require shareholder approval of sub-advisory agreements and material amendments to such agreements. While there can be no assurance, the SEC has approved numerous similar applications in the past, and the Company excepts the SEC to issue the order requested by the Company. In addition, the SEC has proposed a new rule under the 1940 Act which would permit such operation without the necessity of obtaining such an order. At a special meeting of stockholders of Atlas Assets, Inc., the predecessor of the Company, the stockholders approved this multi-manager arrangement.

     If such order is granted (or such rule is adopted), the ability of Adviser to implement the multi-manager arrangements will likely be subject to a number of conditions, including a the following: (i) the Company would be required to provide shareholders of a Fund an information statement containing details about a sub-adviser, the sub-advisory agreement, and the sub-advisory fee within 90 days of hiring a new sub-adviser; (ii) the Board of Trustees would be required to determine that any change in sub-advisers is in the best interests of the Fund; (iii) the Adviser would be required to provide the Board with information about its profitability with respect to the Fund on a quarterly basis; (iv) whenever a sub-adviser is retained or terminated, the Adviser would be required to provide an analysis of the effect of the change on its profitability; and (v) no trustee or officer of the Fund would be permitted to own any interest in a sub-adviser, subject to certain exceptions.


APPROVAL OF ADVISORY AND SUBADVISORY AGREEMENTS

     In determining whether to renew the existing Advisory and Subadvisory Agreements with respect to the Funds, the Contracts Committee of the Board of Trustees evaluated information provided by the Adviser and Subadvisers in accordance with Section 15(c) of the 1940 Act, and provided its recommendations to the full Board of Trustees. At its meeting on November 15, 2002, the Committee considered a number of factors in recommending renewal of the Agreements, including the quality of services to be provided to the Funds, fees and expenses to be borne by the Funds, and financial results of the Adviser. In determining whether to approve a new advisory and subadvisory agreement with respect to the newly organized American Enterprise Bond Fund, the Board of Trustees received and evaluated similar information at its meeting on February 28, 2003.


     In reviewing the quality of services to be provided to the existing Funds except Balanced Fund and Strategic Growth Fund, the Committee and Board considered the performance of the Funds compared to peer groups of similar funds. They noted that in most cases the performance of the Funds (measured by total return) were above or near the average performance for the applicable peer groups for the one, three and five-year periods ended September 30, 2002. They also considered the unique circumstances applicable to a number of the other Funds. Although the performance of the California Municipal Bond Fund was below peer group averages for the current and prior periods, the Subadviser to that Fund was subject to management constraints imposed by the Company (an emphasis on AAA and insured municipal obligations, and on current income rather than total return). Although the performance of the Strategic Income Fund was below its peer group average for the one year period ended September 30, 2002, it was near average for the three years ended on that date and well above average for the five years ended on that date.


     OppenheimerFunds, Inc. served as subadviser to the Balanced Fund and the Strategic Growth Fund from their inception through September 1, 2002. The Board of Trustees discussed the possible replacement of OppenheimerFunds, Inc. as Subadviser at meetings held on November 16, 2001 and March 1, 2002, and considered the Subadvisory Agreement with Madison Investment Advisors, Inc., at a meeting held on May 9, 2002. The Trustees, including all the Independent Trustees, unanimously concluded that the terms of the subadvisory agreement with Madison were reasonable, fair and in the best interests of the Fund and its stockholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. OppenheimerFunds, Inc. served as subadviser to the Emerging Growth Fund from its inception on April 30, 1997 through February 28, 2003. The Board of Trustees discussed the possible retention of a new subadviser to Emerging Growth Fund at meetings held on May 9, 2002 and August 16, 2002 and considered the terms of the Sub-advisory Agreement with Turner Investment Partners, Inc. at a meeting held on November 15, 2002. The Trustees, including all the Independent Trustees, unanimously concluded that the terms of the then Proposed Sub-advisory Agreement were reasonable, fair and in the best interests of Emerging Growth Fund and its stockholders, and that the fees provided therein were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.


     In evaluating the new subadvisory Agreements with Madison and Turner, respectively (collectively, the "Subadvisers"), the Trustees reviewed information regarding the past performance of Subadvisers compared to similar investment advisers as well as evaluating the personnel, operations and expenses of Oppenheimer in managing the Funds. The Trustees also reviewed materials regarding Subadvisers' personnel, operations, experience in managing mutual funds and separate accounts, and its financial condition.


     The Trustees considered the following factors to be of primary importance to their recommendation: (1) the performance of the Funds had been below the average of comparable funds for the past three years, and the prospects for future improvement without a change in subadvisers did not seem promising; (2) the performance of Madison as an adviser of similar funds and separate accounts substantially exceeded the Funds performance for the one and five year periods ended December 31, 2001 and compared favorably to the performance of the Fund's peer group for those periods; (3) although the fees under the Sub-Advisory Agreement are higher than under the Oppenheimer Sub-Advisory Agreement, those fees are to be paid by the Adviser and would not affect the Fund's total expenses; and (4) the other terms of the Sub-Advisory Agreement with Madison are substantially identical to those of the former Sub-advisory Agreement with OppenheimerFunds, Inc., except for different execution, effective and termination dates. The Trustees also specifically considered the following additional factors, among others, which they believe are relevant to their recommendations: the favorable history, reputation, qualification and background of Madison, as well as the qualifications of its personnel and its financial condition; and that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds.


     In reviewing the fees and expenses to be borne by the Funds, the Committee and Board noted, among other things, that the advisory fees and total expenses of the of the existing Funds, and the projected fees and total expenses of the newly organized Funds, generally were at or below average in relation to peer groups of similar funds. They considered that, although the total expenses of the Emerging Growth Fund were slightly above their respective peer group averages, they were well within the range of acceptable expense levels.

12b-1 DISTRIBUTION PLAN

    The Company has adopted a Distribution Plan (the "Distribution Plan") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule"). Under the Distribution Plan, each Fund is authorized to spend up to 0.25% of its average daily net assets on activities primarily intended to result in the sale of its shares. The Distribution

Plan also provides that the Investment Adviser may pay Service Agents for servicing and distribution services out of its management fee income from the Company, its past profits or any other source available to it. During the fiscal year ended December 31, 2002, the Distributor received reimbursements pursuant to the Distribution Plan for distribution expenses in the amount $3,875,431 and waived fees in the amount of $304,669.


     The Distribution Plan made payments to the distributor, Atlas Securities, Inc. to reimburse it for expenses incurred in selling the Company's shares to the public. These expenses included marketing, compensation and client service matters. In the fiscal year ended December 31, 2002, the Distributor incurred $10,871,659 in sales related expenses and $5,416,147 in service related expenses, for a total of $16,287,806, a sum far in excess of the monies receive under the Distribution Plan noted above. Unreimbursed expenses are not carried forward and are bourne by the Distributor.

    The Distribution Plan is subject to annual renewal by the Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Distribution Plan (the "Qualified Directors"). In approving the Distribution Plan, the Trustees determined that they were in the best interests of the shareholders of each respective Fund and futher determined that there was a reasonable likelyhood that the Distribution Plan would benefit shareholders. Agreements related to the Distribution Plan must also be approved by such vote of the Trustees and the Qualified Trustees as described above.


    The Distribution Plan requires that, at least quarterly, the Trustees must review a written report prepared by the Chief Financial Officer of the Company enumerating the amounts expended and purposes therefor under each Distribution Plan. The Distribution Plan also requires that, so long as they are in effect, the Qualified Trustees shall have the authority to select and nominate other Qualified Trustees on behalf of the full Board of Directors.


INVESTMENT ADVISER TO THE MASTER PORTFOLIO

    Barclays Global Fund Advisors ("BGFA") provides investment advisory services to the Master Portfolio pursuant to an investment advisory contract separate from the agreement between the Company and the Investment Adviser. Under the agreement, BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for the services provided.

    The Master Portfolio Board of Trustees has adopted, on behalf of the Master Portfolio, a "defensive" distribution plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Plan"). The Plan was adopted by a majority of MIP's Board of Trustees (including a majority of those Trustees who are not "interested persons" as defined in the 1940 Act of MIP) on October 10, 1995. The Plan provides that if any portion of a Master Portfolio's advisory fees (up to 0.25% of the average daily net assets of each Master Portfolio on an annual basis) were deemed to constitute an indirect payment for activities that are primarily intended to result in the sale of interests in a Master Portfolio such payment would be authorized pursuant to the Plan. The Master Portfolios do not currently pay any amounts pursuant to the Plan.

    The Master Portfolio is a separate series of the Master Investment Portfolio ("MIP"). MIP, organized as a Delaware business trust on October 20, 1993, consists of thirteen series.

    The BGFA advisory contract is subject to annual approval by (i) MIP's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of MIP or BGFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The BGFA advisory contract is terminable without penalty, on 60 days written notice by MIP's Board of Trustees or by vote of the holders of a majority of the Master Portfolio's shares, or, on not less than 60 days written notice, by BGFA. The BGFA advisory contract terminates automatically in the event of its assignment (as defined in the 1940 Act).

    The Master Portfolio paid advisory fees to BFGA, without waivers, for time periods and in amounts as follows: for the ten-month period ended December 31, 1999, $1,821,793; and for the fiscal years ended December 31, 2000, 2001 and 2002: $1,961,851, $1,422,538 and $1,291,462 respectively.

                              OTHER SERVICE PROVIDERS


TRANSFER AGENT AND CUSTODIAN.

    State Street Bank and Trust Company acts as Transfer Agent for the Company's shares. Investors Bank & Trust Company acts as Custodian for securities and other assets of the Company, and maintains certain related books and records on behalf of the Company. If a Fund holds non-U.S. securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.

INDEPENDENT AUDITORS.

    The Company's Board of Directors has appointed Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 2003. Deloitte & Touche LLP will conduct the annual audit of the Company, and will prepare each Fund's federal and state income tax returns and consult with the Company as to matters of accounting and federal and state income taxation.

LEGAL OPINIONS.

    The validity of the shares offered by the Prospectus has been passed upon by Paul, Hastings, Janofsky & Walker LLP located at 515 South Flower Street, Los Angeles, California 90071.


               BROKERAGE ALLOCATION AND OTHER PRACTICES

    When circumstances relating to a proposed transaction indicate that a particular broker-dealer is in a position to obtain the best price and execution, the order is placed with that broker-dealer. This may or may not be a broker-dealer who has provided research, statistical, or other related services to the Adviser or has sold shares of the Funds. Subject to the requirement of seeking the best available prices and execution, the Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, give preference to broker-dealers who have provided research, statistical, and other related services to the Investment Adviser for the benefit of the Company. The Adviser is of the opinion that while such research and related services are useful in varying degrees, they are of indeterminable value and do not reduce the expenses of the Adviser. Broker-dealers used by the Stock Funds' Subadviser to execute portfolio transactions for the Funds provide research services to the Subadviser. Transactions in the other Funds were on the principal basis.



BROKERAGE COMMISSIONS PAID
                                              FISCAL YEAR ENDED DECEMBER 31,
                                      2000               2001               2002
Balanced Fund                    $  122,955            $   41,634           $   69,193
Emerging Growth Fund                 16,620                36,756              177,061
Global Growth Fund                  262,272               144,290              160,186
Growth & Income Fund                582,421             1,318,719            1,072,355
Strategic Growth Fund                77,914               288,873              231,173
Value Fund*                            --                  --                   58,266


The increase in brokerage commissions paid noted above is caused in part to the charging of a commission on trades placed through NASDAQ stock market that were previously not charged.

* Commencement of Operations May 1, 2002

    For the stated time periods, the Master Portfolio paid brokerage commissions as follows: for the ten-month period ended December 31, 1999, $271,972; and for the fiscal years ended December 31, 2000, 2001 and 2002, $472,908, $320,684 and $1,291,462 respectively.

    The Bond Funds will effect transactions in financial and interest rate futures contracts on the Chicago Mercantile Exchange and other boards of trade through futures commissions merchants and at negotiated commissions. The Stock Fund will effect transactions in stock index futures on boards of trade through futures commissions merchants and at negotiated commissions and transactions in forward foreign currency contracts on exchanges or in the spot market.

    There are occasions on which the Adviser or a Subadviser, on behalf of the Company may execute portfolio transactions concurrently with portfolio transactions in the same securities by other clients of the Adviser or a Subadviser, or for trusts or other accounts served by affiliated companies of the Adviser or a Subadviser. Although such concurrent trading potentially could be either advantageous or disadvantageous to the Company, they will be effected only when the Adviser or a Subadviser believes that to do so is in the best interests of the Company. When such concurrent trading occurs, the Adviser or a Subadviser will seek to average prices or otherwise allocate the executions in an equitable manner among the Company and the other parties involved.

       Since the S&P 500 Index Fund invests all of its assets in the Master Portfolio, set forth below is a description of the Master Portfolio's policies governing portfolio securities transactions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, affiliated persons of the Master Portfolio including Stephens, Inc. or Barclays Global Investors Services. The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. It is the policy of the adviser to the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved.

       Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. Such rebates are considered in assessing the best overall terms available for any transaction. The Master Portfolio may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the adviser to the Master Portfolio determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the adviser. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

As of December 31, 2002, the Funds and the Master Portfolio owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:


                                             SHARES                  VALUE
Balanced Fund:
     Morgan Stanley                          12,800                $     510,976

Growth and Income Fund
     Bank of America Corp.                   16,500                $   1,147,905
     Merrill Lynch & Co., Inc.               36,800                $   1,396,560

Master Portfolio
     Bank Of America Corp.                  414,498                $  28,836,626
     Bank Of New York Co. Inc.              201,078                $   4,817,829
     Goldman Sachs Group Inc.               132,250                $   9,006,225
     Lehman Brothers Holdings, Inc.          65,793                $   3,506,109
     Merrill Lynch & Co., Inc.              239,356                $   9,083,560
     Prudential Financial Inc.              156,842                $   4,978,165

Strategic Growth Fund
     Morgan Stanley                          40,260                $   1,607,179

Strategic Income Fund
     JPMorgan Chase Bank                   305,000                 $     307,318


                       CAPITAL STOCK AND OTHER SECURITIES


     The Company currently issues only one class of shares of beneficial interest of each separate series of shares which share in proportional ownership of the assets of that series. There are no cumulative voting right nor are there any extraordinary limitations to the rights and privileges of ownership and redemption.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES


PRICES OF SHARES.

    The price to be paid by an investor for shares of a Fund, after receipt by the Funds' Shareholder Services Agent of a request in good order, is the next determined net asset value per share which the Company calculates once daily as of the close of regular trading (normally 4:00 p.m., New York time) each business day the New York Stock Exchange ("NYSE") is open for unrestricted trading. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday.

     BOND FUNDS.

    1. The Company values portfolio securities including U.S. Treasury obligations, and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks or savings and loan associations, commercial paper, corporate short-term notes and other short term investments with original or remaining maturities in excess of 60 days at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. In circumstances where the Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Company amortizes to maturity all securities with 60 days or less to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.


    2. The Company values long-term fixed-income obligations at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. In circumstances where the Adviser deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used.

    3. The Company deems the maturities of variable or floating rate instruments, or instruments which a Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

    4. Where market quotations are not readily available, the Company values securities (including restricted securities which are subject to limitations as to their sale) at fair value pursuant to methods approved by the Board of Directors.

    5. The fair value of any other assets is added to the value of securities, as described above to arrive at total assets.

    6. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

    7. The net asset figure obtained as described above is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.


     MONEY MARKET FUNDS.

    It is the Company's policy to use its best efforts to maintain a constant per share price for the Money Funds equal to $1.00.

    The portfolio instruments of the Money Funds are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

    The valuation of each Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of each Fund's per share net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act.


    Under this rule, each Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of one year or less, and invest only in securities determined by the Board of Directors, and as required by the rule, to be of high quality with minimal credit risks. High quality is defined as the top two quality rating grades as rated by any two national statistical rating organizations ("NRSRO"), or by one NRSRO if rated by only one, or if not rated by an NRSRO, of comparable quality as determined by the Subadviser. The U.S. Treasury Money Fund invests only in securities guaranteed by the full faith and credit of the U.S. Government, that is, of the highest quality. In accordance with the rule the Board of Trustees has established procedures designed to stabilize, to the extent reasonably practicable, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value of a Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that the extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Directors. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or is otherwise unfair to investors or existing shareholders, they must cause a Fund to take such corrective action as they regard as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

     STOCK FUNDS.


    The Company values portfolio securities of the Stock Funds listed or traded on an exchange, at their last sales price on the exchange where the security is principally traded. Lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices, based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or at the Nasdaq "Official Closing Price" if approved by the Board. These procedures need not be used to determine the value of debt securities owned by the Fund if, in the opinion of the Board of Trustees some other method (e.g. the mean between closing over-the-counter bid and asked prices in the case of debt instruments traded on an exchange) would more accurately reflect their fair value. A security which is listed or traded on more than one exchange is valued at the quotation of the exchange determined by the Board of Trustees to be the primary market for such security. Shares of open end investment companies are valued at net asset value per share. Short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board.


    All other securities and other assets of the Fund are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. These procedures provide a number of factors to be taken into account by a Pricing Committee composed of members of the Fund's management and representatives of the relevant porfolio management team. The Board generally reviews reports of these fair value determinations at its regular meetings, unless a valuation matter requires its earlier attention.


    For purposes of determining the net asset value per share of each Stock Fund, all assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars last quoted by any major bank and any changes in the value of forward contracts are included in the determination of net asset value.

PAYMENT AND TERMS OF OFFERING.

    Payment of shares purchased must accompany the purchase order either by check or by wire made payable to the Fund or to Atlas Assets, Inc. and sent to the Shareholder Services Agent. As a condition of this offering, if the Company cancels an order to purchase shares due to nonpayment (for example, on account of a check returned for "not sufficient funds"), the person who made the order will be responsible for any loss incurred by a Fund by reason of such cancellation, and if such purchaser is a shareholder, the Company shall have the authority as agent of the shareholder to redeem shares in his account for their then-current net asset value per share to reimburse the Company for the loss incurred. The Company may prohibit future orders from investors whose purchase orders have been cancelled due to nonpayment. The Distributor or the Adviser will reimburse the Fund for any such losses not recovered from the shareholder.

     The Company reserves the right to change the generally applicable minimum initial or subsequent investment amounts at any time upon disclosure of such change in the prospectus or a supplement. The Company may waive or reduce the minimum initial or subsequent investment amount without prior prospectus disclosure for types of accounts involving scheduled continuous investments such as automatic purchase plans and employee benefit plan investment programs. For purposes of determining eligibility for reduced minimum initial amounts, "employee accounts" are defined as accounts of officers, directors, current or retired employees of Golden West Financial Corporation and its operating subsidiaries. An order to purchase shares is not binding on the Company until the Shareholder Services Agent confirms it in writing (or by other arrangements made with the Company, in the case of orders utilizing wire transfer of funds) and the Company receives payment. Any purchase order or exchange may be rejected by the Company or the Distributor prior to confirmation, and the Company reserves the right, upon prior written notice to a shareholder, to refuse to accept any additional purchase or exchange requests from the shareholder.

THE SHAREHOLDER ACCOUNT.

    When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's instructions on the account application. A shareholder will receive from the Shareholder Services Agent ("Agent") a confirmation statement showing the current transaction and a summary of the status of the account as of the transaction date after each investment, redemption (except for a redemption by Checkwriting), exchange of Atlas Fund shares or any payment or reinvestment of dividends or distributions. The minimum redemption amounts and minimum account balances described in the Prospectus do not apply to mandatory periodic payments under an IRA or SEP Plan or other qualified benefit plan.


                       OTHER INVESTMENT AND REDEMPTION SERVICES


TELEPHONE REDEMPTIONS.

     When utilizing the telephone redemption service, the shareholder must give the full registration name, address, number of shares to be redeemed, account number and name of the Fund in order for the redemption request to be processed. A corporation, partnership or other entity wishing to utilize the telephone redemption services must have on file with the Company a Securities Transaction Form indicating the names, titles and the required number of signatures authorized to act on its behalf. For a corporation, the authorization form must be signed by a duly authorized officer(s) and the signature guaranteed or the corporate seal affixed.

    Any changes or exceptions (made more than 30 days from the election of the feature) to the original instructions of a shareholder with respect to telephone redemption must be made in writing, with signature(s) guaranteed, and will be effective upon receipt by the Shareholder Services Agent. The Shareholder Services Agent and the Company reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption option upon 30 days' written notice.


REDEMPTIONS IN KIND.


    It is possible that unusual conditions may arise in the future which would, in the opinion of the Board of Trustees of the Company, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities or other property of a Fund. The Company would value securities delivered in payment of redemptions at the same value assigned to such securities in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs when they sell these securities. If the Company so elects, however, it must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or
(ii) 1% of the net asset value of a Fund at the beginning of such period.


CHECKWRITING REDEMPTIONS.

     The checkwriting feature available for Atlas money and bond fund accounts does not create a bank or savings and loan checking account or any banking relationship between you and the fund or any bank or savings and loan association. A "check" is merely an instruction to the Shareholder Service Agent to process a redemption. Because the Shareholder Services Agent is not a depository institution, it can give no assurance that a stop payment order will be effective.

                               TAXATION OF THE FUNDS


    Each Fund intends to continue to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If a Fund distributes within specified times at least 90% of its taxable and tax-exempt net investment income, it will be taxed only on that portion, if any, which it retains.

    To so qualify under Subchapter M, a Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income derived with respect to its business of investing in stock, securities or currencies. To qualify, a Fund must diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

If for any reason a Fund failed to qualify under Subchapter M, then such Fund would be taxable as a regular corporation under Subchapter C of the Code, with the result that, among other things, (i) the Fund would not be entitled to a deduction for distributions made to the shareholders, subjecting the net marginal rates of up to 39%, and (ii) distributions made to the shareholders would be treated as corporate distributions taxable as dividends to the extent of earnings and profits of the Fund.

    The S&P 500 Index Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. Under the Code, the Master Portfolio is treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent that the Master Portfolio were to accrue but not distribute any interest, dividends, or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by its investors (such as the Fund) of interest, dividends and gains without a corresponding distribution.

    Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year.
The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed taxable net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) ordinary income and capital gain net income actually distributed by a Fund in the current year and (ii) any amount on which a Fund pays income tax for the year. Each Fund intends to continue to meet these distribution requirements to avoid the excise tax liability.

    To the extent that dividends received by a Fund would qualify for the 70% dividends received deduction available to corporations, a Fund must designate in a written notice to shareholders, mailed not later than 60 days after the close of its taxable year, the amount of the Fund's dividends that would be eligible for this treatment.

    Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the Fund pays the dividend during January of the following year.


LONG-TERM CAPITAL GAINS.

    Each Fund also intends to distribute to shareholders all of the excess of net long-term capital gain over net short-term capital loss realized on sales of
portfolio securities.   Any dividend or capital gain distribution paid by a Fund
has the effect of reducing the net asset value per share on the record date by the amount of the distribution. Therefore, such a distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder, to the extent that it is paid on the shares so purchased, even though subject to income taxes. A sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

FOREIGN SHAREHOLDERS.

    Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund may be required to pay withholding and other taxes imposed by foreign countries which would reduce a Fund's investment income, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. To the extent a Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of the such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their United States income taxes.

     As a general policy, however, shares of the Funds are not made available to persons who do not have a residence within the United States of America or its territories.

OTHER MATTERS.

    Investors should be aware that the investments to be made by the Bond Funds may involve sophisticated tax rules such as the original issue discount and mark to market rules that would result in income or gain recognition without corresponding current cash receipts. Although these Funds will seek to avoid significant noncash income, such noncash income could occur. Investors should be aware that the Stock Funds and the Strategic Income Fund may invest in securities issued by foreign companies or governments and traded in foreign markets.


TAX ASPECTS OF COVERED CALLS AND HEDGING TRANSACTIONS.

    Certain foreign currency exchange contracts in which a Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts generally are treated as ordinary income or loss. In addition, section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Code. An election can be made by a Fund to exempt these transactions from this mark-to-market treatment.

    Certain forward contracts entered into by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

    Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses may be offset against market gains and losses before determining a net "Section 988" gain or loss under the Code, which may increase or decrease the amount of a Fund's investment company income available for distribution to its shareholders.


SPECIAL TAX CONSIDERATIONS FOR THE MUNICIPAL FUNDS.


GENERAL.

    The percentage of total dividends paid by the Municipal Funds with respect to any taxable year and qualified for exclusion from gross income ("exempt-interest dividends") will be the same for all shareholders receiving dividends during such year. In order for the Municipal Funds to pay exempt-interest dividends during any taxable year, at the close of each fiscal quarter at least 50% of the aggregate value of the Municipal Funds' assets must consist of tax-exempt securities. In addition, each of the Municipal Funds must distribute 90% of the aggregate interest excludable from gross income and 90% of the investment company taxable income earned by the Municipal Fund during the taxable year. Not later than 60 days after the close of its taxable year, each Municipal Fund will notify each shareholder of the portion of the dividends paid by the Municipal Fund to the shareholder with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot, however, exceed the excess of the amount of interest excludable from gross income from tax under Section 103 of the Code received by the Municipal Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.

    The Code treats interest on private activity bonds, as defined therein, as an item of tax preference subject to an alternative minimum tax on individuals at a rate of up to 28% and on corporations at a rate of 20%. The Municipal Funds are not restricted in the percentage of securities subject to the alternative minimum tax they may hold or the amount of income subject to the alternative minimum tax they may distribute.

Further, under the Code corporate shareholders must include federal exempt-interest dividends in their adjusted current earnings for calculation of corporate alternative minimum taxable income.

    Substantially all "investment company taxable income" earned by the Municipal Funds will be distributed to shareholders. In general, a Municipal Fund's investment company taxable income will be its taxable income (for example, its short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The Municipal Funds would be taxed on any undistributed investment company taxable income. Since it is intended that any such taxable income will be distributed, it will be taxable to shareholders as ordinary income. Similarly, distributions of capital gains, if any, will be taxable to shareholders. Market discount earned on tax-exempt obligations will not qualify as tax-exempt income.


CALIFORNIA.

     Like the Municipal Funds, the California Funds are subject to federal tax under Subchapter M of the Code (as described above). With respect to taxation by California, in general, California has adopted federal law with respect to the taxation of regulated investment companies and their shareholders. In any year in which a California Fund qualifies as a regulated investment company under the Internal Revenue Code and, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of that California Fund consists of bonds the interest on which (when held by an individual) is exempt from personal income taxation under California law ("California Exempt Securities"), then that California Fund will be qualified to pay dividends exempt from California personal income tax (hereinafter referred to as "California exempt-interest dividends"). The California Funds intend to qualify under the above requirement so that they may pay California exempt-interest dividends. If a California Fund fails to so qualify, no part of that California Fund's dividends will be exempt from California personal income tax. Even if a California Fund qualifies under the above requirement, any dividends paid to corporate shareholders subject to the California franchise tax will be taxed as ordinary dividends to such shareholders.

    Not later than 60 days after the close of its taxable year, each California Fund will notify each of its shareholders of the portion of the dividends exempt from California personal income tax paid by such fund to the shareholder with respect to such taxable year. The total amount of California exempt-interest dividends paid by a California Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the California Fund during such year on California-Exempt Securities less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of another California tax-exempt fund and dividends paid to the California Fund's corporate shareholders) that are deemed to have been paid from such interest. Dividends paid to individual shareholders by the California Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates. For purposes of the limitation, expenses or other expenditures paid during any year generally will be deemed to have been paid with funds attributable to interest received by the California Fund from California-Exempt Securities for such year in the same ratio as such interest from California-Exempt Securities bears to the total gross income earned by the Fund for the year. The effect of this accounting convention is that amounts of interest from California-Exempt Securities received by the California Fund that would otherwise be available for distribution as California exempt-interest dividends will be reduced by the expenses and expenditures deemed to have been paid from such amounts.

    In cases where shareholders are "substantial users" or "related persons" with respect to California-Exempt Securities held by a California Fund, such shareholders should consult their tax advisers to determine whether California exempt-interest dividends paid by the California Fund with respect to such obligations retain their California corporate or personal income tax exclusion. In this connection, rules similar to those regarding the possible unavailability of federal exempt-interest dividend treatment to "substantial users" are applicable for California state tax purposes.

    Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be subject to California tax. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry California Funds shares is not deductible for California corporate or personal income tax purposes if the California Fund distributes California exempt-interest dividends during the shareholder's taxable year.


OTHER MATTERS.

    Shares of the Municipal Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the tax-exempt nature of Municipal Funds' dividends, and such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the

Municipal Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by industrial development bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

    Interest on indebtedness incurred by a shareholder to purchase or carry Municipal Fund shares is not deductible for federal income tax purposes if the Municipal Fund distributes exempt-interest dividends during the shareholder's taxable year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend.


SPECIAL TAX CONSIDERATIONS FOR THE TREASURY MONEY FUND.

    Income dividends on shares of the U.S. Treasury Money Fund are subject to federal income tax, but in most states are exempt from state personal income tax.


                                  * * *


    The foregoing is a general abbreviated summary of present United States federal income taxes and, as to the California Funds, of California franchise and income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to dividends and distributions received.

                                    UNDERWRITERS

     The Company has entered into a Principal Underwriting Agreement with Atlas Securities, Inc. (the "Distributor"), 794 Davis Street, San Leandro, California, which serves as the sole underwriter and distributor, on a continuous basis of each Fund's shares. The Distributor, like the Investment Adviser, is a wholly owned subsidiary of Golden West Financial Corporation. Pursuant to the Principal Underwriting Agreement, a commission would be paid to the Distributor on a contingent deferred basis on the sale of Class B shares of the Bond and Stock Funds. However, the Company discontinued distribution of Class B shares effective September 18, 2000 and has no present plans to reinstitute sales thereof.

    The Principal Underwriting Agreement contains indemnification provisions similar to those of the Advisory Agreement.


                         CALCULATION OF PERFORMANCE DATA

    The Company may from time to time include information on the investment results (current yield, effective yield, tax-equivalent yield, tax-equivalent effective yield, distribution rate, tax-equivalent distribution rate and total return) of a Fund in advertisements or in reports furnished to current or prospective shareholders.

TOTAL RETURNS.

Average Annual Total Return
    The average annual rate of return before taxes ("T") of each class is computed by using the value at the end of the period ("EV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:

                             P(1+T) to the power of n = EV

Average Annual Total Return (After Taxes On Distributions).

The average annual total rate of return after taxes on distributions ("T") of each class is computed by using the after tax value at the end of the period ("ATV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:

P ( 1 + T ) to the power of n = ATV

Average Annual Total Return (After Taxes On Distributions and Redemptions).

The average annual total rate of return after taxes on distributions and redemptions ("T") of each class is computed by using the value at the end of the period ("ATVDR") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission:

P ( 1 + T ) to the power of n = ATVDR


    The following assumptions will be reflected in computations made in accordance with the formula stated above: reinvestment of all dividends and distributions at net asset value on the reinvestment date determined by the Board and a complete redemption at the end of any period illustrated. Each Fund will calculate total return for one, five and ten-year periods for each class of shares after such a period has elapsed. In addition, a Fund may provide lifetime average total return figures for each class of shares.


    In addition to average annual returns, a Fund may quote unaveraged or cumulative total returns for each class reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information of a Fund may be quoted numerically or in a table, graph, or similar illustration. Performance information may be compared to the record of the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (S&P 500), the Dow Jones Industrial Average (DJIA), the cost of living (measured by the Consumer Price Index, or CPI), and other widely recognized benchmark indicators over the same period. Tabular comparisons, hypothetical examples and explanatory illustrations may be used from recognized sources such as Ibbotson Associates, Inc.'s "Stocks, Bonds and Inflation", which instead of comparing actual Fund performance, demonstrate performance of stocks, bonds, indices, averages, government or other securities, and other recognized benchmark economic and market indicators such as the rate of inflation. A Fund may have the ability to invest in securities not included in the S&P, DJIA or other indices and its investment portfolio may or may not be similar in composition to the indices. These indices and averages are based on the prices of unmanaged groups of stocks, and, unlike fund total returns, their returns do not include the effect of paying brokerage commissions and other costs of investing.

YIELDS.

    Current yield ("YIELD") is computed by dividing the difference between dividends and interest earned during a one-month period ("a") and expenses accrued for the period (net of reimbursements) ("b") by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends ("c") and the maximum offering price per share on the last day of the period ("d") according to the following formula as required by the Securities and Exchange Commission:

                             A-B      6
                 YIELD = 2[(----- + 1)  - 1]
                              cd

Current yield may also be calculated on the basis of the net asset value per share rather than the public offering price.

    Income from "roll" transactions (the sale of mortgage backed or other securities together with an agreement, for which a Fund receives a fee, to purchase similar securities at a future date) is recorded for accounting purposes as interest income ratably over the term of each roll transaction and is included in net investment income for purposes of determining a Fund's yield.


MONEY FUNDS YIELDS.

    Current yield for the Money Funds will be calculated based on the net change, exclusive of capital charges, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

TAX-EQUIVALENT YIELD.

    Tax-equivalent yield for the Municipal Funds and the Treasury Money Fund will be computed by dividing that portion of the yield of the class of shares of the Fund which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of such class of shares of the Fund that is not tax-exempt.

TAX-EQUIVALENT EFFECTIVE YIELD.

    Tax-equivalent effective yield for the Municipal Funds and the Treasury Money Fund is calculated in the same way as tax equivalent yield, with the additional assumption that dividends and distributions are reinvested.

EFFECTIVE YIELD.

    Effective yield and tax-equivalent effective yield will be calculated by determining the net change, or tax-equivalent assumed net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.


DISTRIBUTION RATES.

    Distribution rates for the Bond and Stock Funds will be calculated by annualizing the aggregate per share dollar amount of actual distributions made over a 30 day period divided by the net asset value or public offering price per share at the end of the period.


TAX-EQUIVALENT DISTRIBUTION RATES.

    Tax-equivalent distribution rates for the Municipal Bond Funds will be computed by dividing that portion of the distribution rate of the class of shares of the Fund which is tax-exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the distribution rate of such class of shares of the Fund that is not tax-exempt.


COMPARISONS.

    The Company may, from time to time, compare specific features of the Funds and/or each class of shares and their portfolios, including credit quality and maturity, to those available from comparable mutual funds.

The Company also may, from time to time, compare the results of an investment in one or more of the Funds with averages, rankings and indices, including, but not limited to the following:

    (1) The Shearson Lehman Government/Corporate Bond Index, which is a comprehensive measure of all public obligations of the U.S. Treasury (excluding flower bonds and foreign targeted issues), all publicly issued debt of agencies of the U.S. Government (excluding mortgage backed securities), and all public, fixed rate, non-convertible investment grade domestic corporate debt rated at least Baa by Moody's Investors Service or BBB by Standard and Poor's Corporation, or, in the case of nonrated bonds, BBB by Fitch Investors Service (excluding collateralized mortgage obligations).

    (2) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the averaging period, the maximum rates paid on some savings deposits were fixed by law.

    (3) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

    (4) Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives and assets, and publishes averages on broad based categories of mutual funds and indexes of cumulative total returns for various periods.

    (5) Salomon Brothers Broad Investment Grade Index which is a widely used index composed of U.S. domestic government, corporate and mortgage-back fixed income securities.

    The yields of the Money Funds may also be compared to the Donoghue's Money Fund Averages, which are averages compiled by IBC/Donoghue's Organization, Inc., a widely recognized independent monitor of the performance of money market mutual funds, to other Donoghue's rankings, to the average yield reported by the Bank Rate Monitor for money market deposit accounts and certificates of deposit offered by leading banks and thrift institutions in top standard metropolitan statistical areas, or to other widely recognized independent monitoring and ranking services and publications.

    The performance of a Fund's shares may be compared to those of other mutual funds having similar objectives, expressed as an average or as a rating or ranking prepared by IBC/Donoghue Organization, Wiesenberger Investment Company Service, Lipper Analytical Services, Inc., CDA Investment Technologies, other recognized independent services which monitor the performance of mutual funds or other economic or market indicators from published sources such as Ibbotson Associates, Inc.'s "Stocks, Bonds, Bills and Inflation". Similar comparisons may be made with respect to various benchmark securities, indices and averages which illustrate general market or economic performance. These comparisons may be illustrated by means of tables or of bar, pie, or mountain charts or other type of graphic illustration, numerically, or by means of hypothetical examples and illustrations from recognized sources. Performance will be calculated for each class of shares of a Fund by relating net asset value per share at the beginning of a period, assuming reinvestment of all gains, distributions and dividends paid during the period, to the net asset value at the end of the period.

    Indices, averages and rankings prepared by the research departments of such financial organizations as Salomon Brothers, Inc., Merrill Lynch,
Pierce, Fenner & Smith, Inc., Bear Stearns & Co., Inc., Ibbotson Associates, Value Line Publishing, Inc, Reuters/Lipper Analytical Services, Inc., Morningstar, Inc. and other similar providers of financial research data, may be used, as well as information provided by the Board of Governors of the Federal Reserve System.
    Performance rankings, ratings, averages, indices and excerpts of comments, descriptions and other references or reviews of the Funds, their investment managers, policies, strategies, rankings, or other comparisons appearing in magazines, newspapers, investment newsletters, and other periodicals, including MONEY MAGAZINE, FORBES, FORTUNE, BUSINESS WEEK, WALL STREET JOURNAL, NEW YORK TIMES, LOS ANGELES TIMES, DALLAS MORNING NEWS, BARRONS, INVESTORS DAILY, MUTUAL FUND VALUES, FACTS, CHANGING TIMES, IBBOTSON ASSOCIATES, AND OTHERS may also be used.

INVESTMENT RESULTS.

     The Investment results for each class of shares of a Fund will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the class or the Fund, so that any total return figure should not be considered representative of what an investment in a class of shares of a Fund may earn in any future period. An investor should consider these factors and possible differences in calculation methods when comparing a class of shares of the Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. An investor should also consider a Fund's results relative to the risks associated with a Fund's investment objective and policies.


YIELDS (7 DAYS ENDING DECEMBER   ,     )



                            Atlas            Atlas
                         California           U.S.        Atlas
                          Municipal         Treasury       Money
                            Money            Money        Market
                            Fund              Fund         Fund
                            ----             -------      -------
7-day Yield                 0.86%             0.58%        1.39%
7-day Effective             0.87%             0.58%        1.40%


YIELDS (30 DAYS ENDING DECEMBER 31, 2002)


                                                Atlas
                     Atlas        Atlas      U.S. Gov. &     Atlas                    Atlas
                  California    National      Mortgage     Strategic      Atlas     Growth &
                   Municipal    Municipal    Securities     Income      Balanced     Income
     Class A       Bond Fund    Bond Fund       Fund         Fund         Fund        Fund
     -------       ---------    ---------       ----         ----         ----        ----
30-day Yield         3.35%        3.14%         3.96%        6.86%        0.41%         0%
30-day Tax
   Equivalent        6.02%        5.11%          N/A          N/A          N/A         N/A

TOTAL RETURN (FROM INCEPTION OF OPERATIONS TO DECEMBER 31, 2002)

                                                Atlas
                       Atlas       Atlas      U.S. Gov. &
                     California   National     Mortgage
                     Municipal    Municipal   Securities
                     Bond Fund    Bond Fund     Fund
                     ---------    ---------   ---------
One Year              7.57%       8.81%       8.69%
Five Years            4.90%       4.99%       6.49%
Since Inception       6.72%       6.88%       7.53%


                      Atlas      Atlas                    Atlas      Atlas      Atlas
                     Strategic  Growth &       Atlas    Strategic    Global    Emerging
                      Income     Income       Balanced    Growth     Growth     Growth
                       Fund       Fund          Fund       Fund       Fund       Fund
                     ---------  ---------    ---------  ---------  ---------   ---------
One Year              6.31%      (18.14)%    (19.07)%    (27.20)%    (22.82)%    (36.55)%
Five Years            3.74%        2.15%      (5.64)%     (6.04)%       4.98%      (6.41)
Since Inception       5.59%       10.82%       2.99%       4.54%       8.83%      (1.21)%


                       Atlas
                      S&P 500
                       Index
                       Fund*
                     ---------
One Year              (22.37)
Five Years             (1.05)
Since Inception         8.85


* For periods prior to August 16, 2000, commencement of operations, includes performance of the Master Portfolio, adjusted for current fund net operating expenses.

                                   FINANCIAL STATEMENTS


    The Company's audited financial statements for its fiscal year ended December 31, 2002, as contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2002 (the "Annual Report"), are incorporated herein by reference to the Annual Report which has been filed with the Securities and Exchange Commission. Such financial statements of the Company have been audited by the Company's independent auditors, Deloitte & Touche LLP, whose report thereon appears in such Annual Report; such financial statements have been incorporated herein in reliance upon such report of Deloitte & Touche LLP, given upon their authority as experts in accounting and auditing.


    The Company's unaudited financial statements for the six month period ended June 30, 2003, as contained in the Semi-Annual Report to Shareholders for the period (the "Semi-Annual Report"), are incorporated herein by reference to the Semi-Annual Report which has been filed with the Securities and Exchange Commission. Such financial statements have been prepared by the Company.


    The financial statements of the S&P 500 Index Master Portfolio have been audited by its independent auditors (not Deloitte & Touche LLP), whose report thereon appears in such Annual Report; such financial statements have been incorporated herein in reliance upon such report of those auditors, given upon their authority as experts in accounting and auditing. Any person not receiving the Annual Report previously or with this Statement should call or write the Company to obtain a free copy.

                                       APPENDIX

                               INDUSTRY CLASSIFICATIONS

Aerospace/Defense                      Food and Drug Retailers
Air Transportation                     Gas Utilities*
Asset-Backed                           Gold
Auto and Equipment                     Health Care/Drugs
Automotive                             Health Care/Supplies & Services
Bank Holding Companies                 Homebuilders/Real Estate
Banks                                  Hotel/Gaming
Beverages                              Industrial Services
Broadcasting                           Information Technology
Broker-Dealers                         Insurance
Building Materials                     Leasing & Factoring
Cable Television                       Leisure
Chemicals                              Manufacturing
Commercial Finance                     Metals/Mining
Communication Equipment                Nondurable Household Goods
Computer Hardware                      Office Equipment
Computer Software                      Oil - Domestic
Conglomerates                          Oil - International
Consumer Finance                       Paper
Consumer Services                      Photography
Containers                             Publishing
Convenience Stores                     Railroads & Truckers
Department Stores                      Restaurants
Diversified Financial                  Savings & Loans
Diversified Media                      Shipping
Drug Wholesalers                       Special Purpose Financial
Durable Household Goods                Specialty Retailing
Education                              Specialty Printing
Electric Utilities                     Steel
Electrical Equipment                   Telecommunications - Long Distance
Electronics                            Telephone - Utility
Energy Services                        Textile, Apparel & Home Furnishings
Entertainment/Film                     Tobacco
Environmental                          Trucks and Parts
Food                                   Wireless Services

---------------------------
*For purposes of the Fund's investment policy not to concentrate in securities of issuers in the same industry, gas utilities and gas transmission utilities each will be considered a separate industry.

                               ATLAS ASSETS, INC.

                            PART C: OTHER INFORMATION

Item 23.  EXHIBITS:


               (1) Declaration of Trust of Atlas Funds attached hereto as Exhibit (a)(1).

          (b). (1) Bylaws of Atlas Funds attached hereto as Exhibit (b)(1).

          (c). None.


          (d). (1) Advisory Agreement between Atlas Advisers, Inc. and Registrant, attached hereto as Exhibit (a)(1)


               (2) Subadvisory Agreement between The Boston Company Advisors, Inc. and Registrant is attached hereto as exhibit (d)(2)


               (3) Subadvisory Agreement between Madison Investment Advisers, Inc. and Registrant is attached hereto as exhibit
               (d)(3)


               (4)  Subadvisory Agreement between Registrant and
               OppenheimerFunds, Inc. is attached hereto as exhibit (d)(4)


               (5) Form of Subadvisory Agreement between Registrant and Pilgrim Baxter & Associates, Ltd. is attached hereto as exhibit (d)(5)


               (6) Form of Subadvisory Agreement between Registrant and Turner Investment Partners, Inc., is attached hereto as exhibit (d)(6)


               (7) Form of Waiver/Reinbursement Agreement between Atlas Advisors, Inc. and Registrant. (5)


          (e). Form of Principal Underwriting Agreement between
               Atlas Securities, Inc. and Registrant is attached hereto as exhibit (e).

          (f). None.

          (g). (1)  Form of Custodian Contract between Investors
               Bank and Trust Company and Registrant. (1)


          (h). (1) Form of Transfer Agency and Service Agreement between State Street Bank and Trust Company and Registrant. (2)

               (2) Form of Third Party Feeder Fund Agreement Among Atlas Assets, Inc., Atlas Securities, Inc. and Master Investment Portfolio dated August 9, 2000. (6)

          (i). Consent and Opinion of Counsel attached hereto as Exhibit (i)(1).

          (j). Consents of Independent Auditors.
               (1)  Deloitte & Touche LLP attached hereto as Exhibit (j)(1).
               (2)  PricewaterhouseCoopers LLP (to be filed).

          (k). None.


          (m). Form of Distribution Plan

          (n). None

          (o). None


          (p). (1) Form of Code of Ethics for Registrant, Atlas Advisers, Inc., Atlas Securities, Inc., and Atlas Insurance Trust dated August 18, 2000, as Amended March 1, 2001.(7)

               (2) Amended and Restated Code of Ethics of OppenheimerFunds dated March 1, 2000.(7)

               (3) Code of Ethics for Boston Safe Advisors, Inc. dated July, 2000.(7)

               (4)  Code of Ethics for Barclays Global Investors, N.A. and
               Subsidiaries: Barclays Global Funds Advisors and Barclays Global Investors Services Adopted December 11, 2000.(7)

               (5) Joint Code of Ethics dated August 16, 2000 for Barclays Global Investors funds, Inc. Master Investment Portfolio.(7)

               (6) Code of Ethics for Pilgrim Baxter & Associates, Ltd., incorporated herein by reference to post effective amendment no. 33 filed on April 30, 2002.

               (7) Code of Ethics for Madison Investment Advisors, Inc., incorporated herein by reference to post effective amendment no. 34 filed on August 1, 2002.

               (8) Code of Ethics for Turner Investment Partners, Inc. To be filed.

               (9) Revised Code of Ethics of OppenheimerFunds, Inc. included herein as Exhibit (p)(9).

          (q). Powers of Attorney.

               (1)  Atlas, Assets, Inc.
               incorporated herein by reference to post effective amendment no. 34 filed on August 1, 2002.


               (2)  Master Investment Portfolio, S&P 500 Index Master
               Portfolio (6)

               (3) Power of Attorney for Mary G. F. Bitterman incorporated herein by reference to post effective amendment no. 34 filed on August 1, 2002.

               (4)  Power of Attorney for Lee T. Kranefuss
               incorporated herein by reference to post effective amendment no. 34 filed on August 1, 2002.

               (5)  Power of Attorney for Richard K. Lyons
               incorporated herein by reference to post effective amendment no. 34 filed on August 1, 2002.

--------------------

     (1) Incorporated by reference to Post-Effective Amendment No. 19 as filed on February 27, 1996.

     (2) Incorporated by reference to Post-Effective Amendment No. 21 as filed on April 14, 1997.

     (3) Incorporated by reference to Post-Effective Amendment No. 22 as filed on April 22, 1998.

     (4) Incorporated by reference to Post-Effective Amendment No. 24 as filed on April 30, 1999

     (5) Incorporated by reference to Post-Effective Amendment No. 25 as filed on April 28, 2000.

     (6) Incorporated by reference to Post-Effective Amendment No. 27 as filed on August 10, 2000.

     (7) Incorporated by reference to Post-Effective Amendment No. 28 as filed on April 3, 2001.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.

Item 25.  INDEMNIFICATION


Article V, Section 5.2 of the Declaration of Trust of Atlas Funds, filed as Exhibit (a) 21 to this Registration Statement, provides for indemnification of the Trustees of the Registrant by the Trust under certain circumstances.


Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustees, officers or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


In order to save the Trust the premium expenses associated with obtaining a directors and officers errors and omissions insurance policy, Golden West Financial Corporation has executed a Defense and Indemnification Agreement with each of the Trustees, filed as Exhibit __ to this Registration Statement. Pursuant to the Agreement, Golden West Financial Corporation will defend and indemnify the Trustees with respect to any proceeding to which they are parties or threatened to be made parties, subject to certain limitations. Golden West Financial Corporation is the parent of the Adviser and Distributor of the Registrant.

          To the extent permitted by the 1940 Act, the non-interested Directors may be indemnified by the Company with respect to errors and omissions. To the extent not so permitted, Golden West Financial Corporation may so indemnify the non-interested Directors to the extent permitted by Delaware law.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          A.   INVESTMENT ADVISER--Atlas Advisers, Inc.

               See the material following the captions "Management of the Company" and "Investment Advisory and Other Services" appearing as a portion of Part B hereof. In addition, officers and directors of Atlas Advisers, Inc. not otherwise referenced, together with all other information required by this Item 26 including, but not limited to, any other business, profession, vocation or employment of a substantial nature engaged in by such persons during the past two years, are as follows:

NAME AND CURRENT POSITION                     OTHER BUSINESS AND CONNECTIONS
WITH ATLAS ADVISERS, INC.                     DURING THE PAST TWO YEARS
----------------------------                  ---------------------------
James T. Judd
Director                                      Senior Executive Vice President,
                                              Golden West Financial Corporation;
                                              Chief Operating Officer & Director
                                              World Savings Bank FSB.

Mary Jane Fross
Vice President & Controller                   None.

James H. Hubbell
Director                                      Executive Vice President
                                              World Savings Bank FSB

B.  SUBADVISER - OPPENHEIMERFUNDS, INC.

(a) OppenheimerFunds, Inc. is the investment subadviser to the Global Growth, Growth and Income and Strategic Income Funds of the Company; it and certain subsidiaries and affiliates act in the same capacity to other investment companies.

(b) There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.                        OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
Timothy L. Abbuhl,                            None
Assistant Vice President

Amy B. Adamshick,                             None
Vice President

Charles E. Albers,                            None
Senior Vice President

Erik Anderson,                                None
Assistant Vice President

Janette Aprilante,                            As of January 2002: Secretary of OppenheimerFunds, Distributor, Inc.,
Vice President & Secretary                    Centennial Asset Management Corporation, Oppenheimer Partnership
                                              Holdings, Inc., Oppenheimer Real Asset Management, Inc., Shareholder
                                              Financial Services, Inc., Shareholder Services, Inc.; Assistant
                                              Secretary of HarbourView Asset Management Corporation, OFI Private
                                              Investments, Inc., Oppenheimer Trust Company and OFI Institutional
                                              Asset Management, Inc.

Patricia Avelino,                             None
Assistant Vice President

Hany S. Ayad,                                 None
Assistant Vice President

Victor W. Babin,                              None
Senior Vice President

Bruce L. Bartlett,                            None
Senior Vice President

John Michael Banta,                           None
Assistant Vice President

Joanne Bardell,                               None
Assistant Vice President

Lerae A. Barela,                              None
Assistant Vice President

George Batejan,                               None
Executive Vice President/
Chief Information Officer

Mark Bartling,                                None
Assistant Vice President

Kevin Baum,                                   None
Vice President

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.                        OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
Jeff Baumgartner,                             None
Assistant Vice President

Connie Bechtolt,                              None
Assistant Vice President

Robert Behal                                  Assistant Vice President of HarbourView Asset Management Corporation.
Assistant Vice President                      Formerly.

Kathleen Beichert,                            Vice President of OppenheimerFunds Distributor, Inc.
Vice President

Gerald Bellamy,                               None
Assistant Vice President

Erik S. Berg,                                 None
Assistant Vice President

Victoria Best,                                None
Vice President

Rajeev Bhaman,                                None
Vice President

Craig Billings,                               Formerly President of Lorac Technologies, Inc. (June 1997-July 2001).
Assistant Vice President

Mark Binning,                                 None
Assistant Vice President

Robert J. Bishop,                             None
Vice President

Tracey Blinzer,                               None
Assistant Vice President

John R. Blomfield,                            None
Vice President

Chad Boll,                                    None
Assistant Vice President

Kevin Bonner,                                 Formerly Manager, Sales Support for Prudential Insurance Company
Vice President                                (August 1995-September 2001).

Robert Bonomo,                                None
Senior Vice President

Lowell Scott Brooks,                          Vice President of OppenheimerFunds Distributor, Inc.
Vice President

Richard Buckmaster,                           None
Vice President

Paul Burke,                                   None
Assistant Vice President

Mark Burns,                                   Formerly a Marketing Manager with Alliance Capital Management (October
Assistant Vice President                      1999-April 2001).

Bruce Burroughs                               None
Vice President

Claudia Calich,                               None
Assistant Vice President

Michael A. Carbuto,                           None
Vice President

Debra Casey,                                  None
Assistant Vice President

Ronald G. Chibnik,                            Formerly Director of technology for Sapient Corporation (July,

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.                        OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
Assistant Vice President                      2000-August 2001); software architect for Sapient Corporation (March
                                              1997-July 2000).

Brett Clark,                                  None
Assistant Vice President

H.C. Digby Clements,                          None
Vice President: Rochester Division

Peter V. Cocuzza,                             None
Vice President

Laura Coulston,                               None
Assistant Vice President

Julie C. Cusker,                              None
Assistant Vice President:
Rochester Division

George Curry,                                 None.
Vice President

John Damian,                                  Formerly senior analyst/director for Citigroup Asset Management
Vice President                                (November 1999-September 2001).

O. Leonard Darling,                           Chairman of the Board and a director (since June 1999) and Senior
Vice Chairman, Executive Vice                 Managing Director (since December 1998) of HarbourView Asset
President, Chief Investment                   Management Corporation; a director (since July 2001) of Oppenheimer
Officer & Director                            Acquisition Corp.; a director (since March 2000) of OFI Private
                                              Investments, Inc.; Chairman of the Board, Senior Managing Director and
                                              director (since February 2001) of OFI Institutional Asset Management,
                                              Inc.; Trustee (since 1993) of Awhtolia College - Greece.

John M. Davis,                                Assistant Vice President of OppenheimerFunds Distributor, Inc.
Assistant Vice President

Ruggero de'Rossi,                             Vice President of HarbourView Asset Management Corporation.
Vice President

Craig P. Dinsell,                             None
Executive Vice President

Randall C. Dishmon,                           Formerly an Associate with Booz Allen & Hamilton (1998-June 2001).
Assistant Vice President

Rebecca K. Dolan                              None
Vice President

Steven D. Dombrower,                          Vice President of OppenheimerFunds Distributor, Inc.
Vice President

Bruce C. Dunbar,                              None
Vice President

Richard Edmiston,                             None
Assistant Vice President

Daniel R. Engstrom,                           None
Assistant Vice President

Armand B. Erpf,                               None
Assistant Vice President

James Robert Erven                            Formerly an Assistant Vice President/Senior Trader with Morgan Stanley
Assistant Vice President                      Investment Management (1999-April 2002).

George R. Evans,                              None
Vice President

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.                        OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
Edward N. Everett,                            None
Vice President

Kathy Faber,                                  None
Assistant Vice President

David Falicia,                                None
Assistant Vice President

Scott T. Farrar,                              Vice President of OFI Private Investments, Inc.
Vice President

Katherine P. Feld,                            Vice President of OppenheimerFunds, Distributor, Inc.; Vice President,
Vice President, Senior Counsel                Assistant Secretary and Director of Centennial Asset Management
                                              Corporation; Vice President of Oppenheimer Real Asset Management, Inc.

Emmanuel Ferreira,                            Formerly a portfolio manager with Lashire Investments (July
Vice President                                1999-December 2002).

Ronald H. Fielding,                           Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI
Senior Vice President;                        Mutual Insurance Company; Governor of St. John's College; Chairman of
Chairman: Rochester Division                  the Board of Directors of International Museum of Photography at
                                              George Eastman House.

Brian Finley,                                 None
Assistant Vice President

John Forrest,                                 None
Senior Vice President

J. Hayes Foster,                              None
Vice President

P. Lyman Foster,                              Senior Vice President of OppenheimerFunds Distributor, Inc.
Senior Vice President

David Foxhoven,                               Assistant Vice President of OppenheimerFunds Legacy Program.
Assistant Vice President

Colleen M. Franca,                            None
Assistant Vice President

Crystal French,                               None
Vice President

Hazem Gamal,                                  None
Assistant Vice President

Dan P. Gangemi,                               None
Vice President

Dan Gagliardo,                                Formerly an Assistant Vice President with Mitchell Hutchins (January
Assistant Vice President                      2000-October 2000).

Subrata Ghose,                                None
Assistant Vice President

Charles W. Gilbert,                           None
Assistant Vice President

Alan C. Gilston,                              None
Vice President

Sharon M. Giordano-Auleta,                    None
Assistant Vice President

Jill E. Glazerman,                            None
Vice President

Paul M. Goldenberg,                           None

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.                        OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
Vice President

Mike Goldverg,                                None
Assistant Vice President

Bejamin J. Gord,                              Vice President of HarbourView Asset Management Corporation. Formerly
Vice President                                Executive Director with Miller Anderson Sherrerd, a division of Morgan
                                              Stanley Investment Management. (April 1992-March 2002).

Laura Granger,                                None
Vice President

Robert Grill,                                 None
Senior Vice President

Satish Gupta,                                 None
Vice President

Robert Guy,                                   None
Senior Vice President

David Hager,                                  None
Vice President

Robert Haley,                                 None
Assistant Vice President

Marilyn Hall,                                 None
Vice President

Ping Han,                                     None
Assistant Vice President

Kelly Haney,                                  None
Assistant Vice President

Neil Hanson,                                  None
Vice President

Shari Harley,                                 None
Assistant Vice President

Steve Hauenstein,                             None
Assistant Vice President

Thomas B. Hayes,                              None
Vice President

Saba Hekmat,                                  Formerly Director, Credit Research Analyst at MetLife Investments
Assistant Vice President                      (July 1996-October 2002).

Michael Henry,                                None
Assistant Vice President

Catherine Heron,                              None
Assistant Vice President

Dennis Hess,                                  None
Assistant Vice President

Dorothy F. Hirshman,                          None
Vice President

Daniel Hoelscher,                             None
Assistant Vice President

Scott T. Huebl,                               Assistant Vice President of OppenheimerFunds Legacy Program.
Vice President

Margaret Hui,                                 None
Assistant Vice President

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.                        OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
John Huttlin,                                 None
Vice President

Edward Hrybenko,                              None
Vice President

James G. Hyland,                              None
Assistant Vice President

Steve P. Ilnitzki,                            None
Senior Vice President

Kathleen T. Ives,                             Vice President of OppenheimerFunds Distributor, Inc.; Vice President
Vice President & Assistant Counsel            and Assistant Secretary of Shareholder Services, Inc.; Assistant
                                              Secretary of OppenheimerFunds Legacy Program and Shareholder Financial
                                              Services, Inc.

William Jaume,                                Senior Vice President and Chief Compliance Officer (since April 2000)
Vice President                                of HarbourView Asset Management Corporation; and of OFI Institutional
                                              Asset Management, Inc. (since February 2001).

Frank V. Jennings,                            None
Vice President

John Jennings,                                None
Vice President

John Michael Johnson,                         Formerly Vice President, Senior Analyst/Portfolio Manager at Aladdin
Assistant Vice President                      Capital Holdings Inc. (February 2001-May 2002) prior to which he was
                                              Vice President and Senior Analyst
                                              at Merrill Lynch Investment
                                              Managers (October 1996-February
                                              2001).

Lewis A. Kamman,                              None
Vice President

Charles Kandilis,                             Formerly managing director of Kandilis Capital Management (September
Assistant Vice President                      1993-August 2002); CFO of Kandi Corp. (October 1989-August 1993).

Jennifer E. Kane,                             None.
Assistant Vice President

Lynn O. Keeshan,                              None
Senior Vice President

Thomas W. Keffer,                             None
Senior Vice President

Cristina J. Keller,                           Vice President of OppenheimerFunds Distributor, Inc.
Vice President

Michael Keogh,                                None
Vice President

Garrett K. Kolb,                              None
Assistant Vice President

Walter G. Konops,                             None
Assistant Vice President

Avram D. Kornberg,                            None
Senior Vice President

James Kourkoulakos,                           None
Vice President

Brian Kramer,                                 None
Assistant Vice President

Tracey Lange,                                 None

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.                        OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
Vice President

John Latino,                                  Formerly a Senior Trader/Portfolio Engineer at Jacobs Levy Equity
Assistant Vice President                      Management (June 1996-August 2002)..

Guy E. Leaf,                                  Formerly a Vice President of Merrill Lynch (January 2000-September
Vice President                                2001).

Christopher M. Leavy,                         None
Senior Vice President

Dina C. Lee,                                  None
Assistant Vice President & Assistant Counsel

Dana Lehrer,                                  None
Assistant Vice President

Laura Leitzinger,                             Vice President of Shareholder Financial Services, Inc.
Vice President

Michael S. Levine,                            None
Vice President

Gang Li,                                      None
Assistant Vice President

Shanquan Li,                                  None
Vice President

Mitchell J. Lindauer,                         None
Vice President & Assistant General Counsel

Bill Linden,                                  None
Assistant Vice President

Malissa B. Lischin,                           Assistant Vice President of OppenheimerFunds Distributor, Inc.
Assistant Vice President

Reed Litcher,                                 None
Vice President

David P. Lolli,                               None
Assistant Vice President

Daniel G. Loughran                            None
Vice President: Rochester Division

Patricia Lovett,                              Vice President of Shareholder Financial Services, Inc. and Senior Vice
Vice President                                President of Shareholder Services, Inc.

Steve Macchia,                                None
Vice President

Michael Magee,                                None
Vice President

Jerry Madzij,                                 None
Assistant Vice President

Angelo G. Manioudakis                         Senior Vice President of HarbourView Asset Management Corporation.
Senior Vice President                         Formerly Executive Director and portfolio manager for Miller, Anderson
                                              & Sherrerd, a division of Morgan Stanley Investment Management (August
                                              1993-April 2002).

Marianne Manzolillo,                          None
Assistant Vice President

LuAnn Mascia,                                 None
Vice President

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.                        OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
Philip T. Masterson,                          None
Vice President & Assistant Counsel

Elizabeth McCormack,                          Assistant Secretary of HarbourView Asset Management Corporation.
Assistant Vice President

Charles L. McKenzie,                          Senior Vice President of HarbourView Asset Management Corporation and
Senior Vice President                         OFI Institutional Asset Management Corporation.

Joseph McGovern,                              None
Assistant Vice President

Lisa Migan,                                   None
Assistant Vice President

Andrew J. Mika,                               None
Senior Vice President

Joy Milan,                                    None
Vice President

Denis R. Molleur,                             None
Vice President & Senior Counsel

Nikolaos D. Monoyios,                         None
Vice President

Charles Moon,                                 Vice President of HarbourView Asset Management Corporation. Formerly
Vice President                                an Executive Director and Portfolio Manager with Miller Anderson &
                                              Sherrerd, a division of Morgan Stanley Investment Management (June
                                              1999-March 2002).

Stacey Morrell,                               None
Vice President

John Murphy,                                  Director of OppenheimerFunds Distributor, Inc., Centennial Asset
Chairman, President, Chief                    Management Corporation, HarbourView Asset Management Corporation, OFI
Executive Officer & Director                  Private Investments, Inc., OFI Institutional Asset Management, Inc.
                                              and Tremont Advisers, Inc.; Director (Class A) of Trinity Investments
                                              Management Corporation; President and Director of Oppenheimer
                                              Acquisition Corp., Oppenheimer Partnership Holdings, Inc., Oppenheimer
                                              Real Asset Management, Inc.; Chairman and Director of Shareholder
                                              Financial Services, Inc. and Shareholder Services, Inc.; Executive
                                              Vice President of MassMutual Life Insurance Company; director of DLB
                                              Acquisition Corp.

Thomas J. Murray,                             None
Vice President

Kenneth Nadler,                               None
Vice President

Christina Nasta,                              None
Assistant Vice President

David Negri,                                  Senior Vice President of HarbourView Asset Management Corporation.
Senior Vice President

Richard Nichols,                              None
Vice President

Barbara Niederbrach,                          None
Assistant Vice President

William Norman,                               None

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.                        OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
Assistant Vice President

Raymond C. Olson,                             Assistant Vice President and Treasurer of OppenheimerFunds
Assistant Vice President                      Distributor, Inc.; Treasurer of Centennial Asset Management
                                              Corporation.

Frank J. Pavlak,                              None
Vice President

David P. Pellegrino,                          None
Vice President

Allison C. Pells,                             None
Assistant Vice President

Susan Pergament,                              None
Assistant Vice President

Brian Petersen,                               None
Assistant Vice President

James F. Phillips,                            None
Vice President
Gary Pilc,
Assistant Vice President

Peter E. Pisapia,                             Formerly, Associate Counsel at SunAmerica Asset Management Corp.
Assistant Vice President & Assistant Counsel  (December 2000-December 2002).

Raghaw Prasad,                                Formerly Associate Vice President with Prudential Securities New York
Assistant Vice President                      (January 2001-November 2001) prior to which he was a
                                              Director/Analytics with Prudential Investments New Jersey (April
                                              1997-November 2001).

Jane C. Putnam,                               None
Vice President

Michael E. Quinn,                             None
Vice President

Heather Rabinowitz,                           None
Assistant Vice President

Julie S. Radtke,                              None
Vice President

Norma J. Rapini,                              None
Assistant Vice President:
Rochester Division

Thomas P. Reedy,                              Vice President (since April 1999) of HarbourView Asset Management
Vice President                                Corporation.

Brian N. Reid,                                Formerly an Assistant Vice President with Eaton Vance Management
Assistant Vice President                      (January 2000-January 2002).

Marc Reinganum,                               Formerly (until August 2002) Vaughn Rauscher Chair in Financial
Vice President                                Investments and Director, Finance Institute of Southern Methodist
                                              University, Texas.

Kristina Richardson,                          None
Assistant Vice President

Claire Ring,                                  None
Assistant Vice President

David Robertson,                              Senior Vice President of OppenheimerFunds Distributor, Inc.
Senior Vice President

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.                        OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
Rob Robis,                                    None
Assistant Vice President

Antoinette Rodriguez,                         None
Assistant Vice President

Stacey Roode,                                 Formerly, Assistant Vice President of Human Resources of OFI (200-July
Vice President                                2002)

Jeffrey S. Rosen,                             None
Vice President

Richard H. Rubinstein,                        None
Senior Vice President

James H. Ruff,                                President and Director of OppenheimerFunds Distributor, Inc. and
Executive Vice President                      Centennial Asset Management Corporation; Executive Vice President of
                                              OFI Private Investments, Inc.

Andrew Ruotolo                                Director, Treasurer and Chief Financial Officer of Oppenheimer
Executive Vice President and Director         Acquisition Corp.; President and director of Shareholder Services,
                                              Inc. and Shareholder Financial Services, Inc.; Director (Class A) of
                                              Trinity Investment Management Corporation; Chairman of the Board,
                                              Chief Executive Officer, President and Director or OFI Trust Company.

Rohit Sah,                                    None
Assistant Vice President

Valerie Sanders,                              None
Vice President

Karen Sandler,                                None
Assistant Vice President

Tricia Scarlata,                              Formerly, Marketing Manager of OppenheimerFunds, Inc. (April
Assistant Vice President                      2001-August 2002); Client Service Support Manager for Sanford C.
                                              Bernstein (December 1999-April 2001)

Rudi Schadt,                                  Formerly a consultant for Arthur Andersen (August 2001-February 2002);
Vice President                                director, senior quantitative analyst at Brinson Partners (September
                                              2000,April 2001).

Jeffrey R. Schneider,                         None
Vice President

Ellen P. Schoenfeld,                          None
Vice President

Maria Schulte,                                None
Assistant Vice President

David Schultz,                                Chief Executive Officer, President & Senior Managing Director &
Senior Vice President                         Director of OFI Institutional Asset Management, Inc. and HarbourView
                                              Asset Management Corporation;
                                              Director (Class A) and Chairman of
                                              Trinity Investment Management
                                              Corporation; Director of
                                              Oppenheimer Trust Company.

Scott A. Schwegel,                            None
Assistant Vice President

Allan P. Sedmak                               None
Assistant Vice President

Jennifer L. Sexton,                           Vice President of OFI Private Investments, Inc.
Vice President

Martha A. Shapiro,                            None

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.                        OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
Vice President

Navin Sharma,                                 Formerly, Manager at BNP Paribas Cooper Neff Advisors (May 2001-April
Vice President                                2002) prior to which he was Development Manager at Reality
                                              Online/Reuters America Inc. (June 2000-May 2001).

Steven J. Sheerin,                            Formerly consultant with Pricewaterhouse Coopers (November 2000-May
Vice President                                2001).

Bonnie Sherman,                               None
Assistant Vice President

David C. Sitgreaves,                          None
Assistant Vice President

Edward James Sivigny                          Formerly a Director for ABN Amro Securities (July 2001-July 2002)
Assistant Vice President                      prior to which he was Associate Director for Barclays Capital
                                              (1998-July 2001).

Enrique H. Smith,                             Formerly a business analyst with Goldman Sachs (August 1999-August
Assistant Vice President                      2001).

Richard A. Soper,                             None
Vice President

Louis Sortino,                                None
Assistant Vice President:
Rochester Division

Keith J. Spencer,                             None
Vice President

Marco Antonio Spinar,                         Formerly, Director of Business Operations at AOL Time Warner, AOL Time
Assistant Vice President                      Warner Book Group (June 2000-December 2001).

Richard A. Stein,                             None
Vice President: Rochester Division

Arthur P. Steinmetz,                          Senior Vice President of HarbourView Asset Management Corporation.
Senior Vice President

Jayne M. Stevlingson,                         None
Vice President

Gregory J. Stitt,                             None
Vice President

John P. Stoma,                                Senior Vice President of OppenheimerFunds Distributor, Inc.
Senior Vice President

Wayne Strauss,                                None
Assistant Vice President:
Rochester Division

Michael Stricker,                             None
Vice President

Deborah A. Sullivan,                          Since December 2001, Secretary of Oppenheimer Trust Company.
Assistant Vice President,
Assistant Counsel

Mary Sullivan,                                None
Assistant Vice President

Kevin L. Surrett,                             None
Assistant Vice President

Michael Sussman,                              None
Vice President

Susan B. Switzer,                             None

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.                        OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
Vice President

Anthony A. Tanner,                            None
Vice President: Rochester Division

Martin Telles,                                None
Senior Vice President

Paul Temple,                                  Formerly a Vice President of Merrill Lynch (October 2001-January 2002)
Vice President                                prior to which he was a Vice President with OppenheimerFunds, Inc.
                                              (May 2000-October 5, 2001).

Vincent Toner,                                None
Assistant Vice President

Eamon Tubridy,                                None
Assistant Vice President

Keith Tucker,                                 None
Assistant Vice President

James F. Turner,                              Formerly portfolio manager for Technology Crossover Ventures (May
Vice President                                2000-March 2001).

Cameron Ullyat,                               None
Assistant Vice President

Angela Utaro,                                 None
Assistant Vice President:
Rochester Division

Tanya Valency,                                None
Vice President

Mark S. Vandehey,                             Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset
Vice President                                Management Corporation and Shareholder Services, Inc.

Maureen Van Norstrand,                        None
Assistant Vice President

Vincent Vermette,                             Assistant Vice President of OppenheimerFunds Distributor, Inc.
Assistant Vice President

Phillip F. Vottiero,                          None
Vice President

Samuel Sloan Walker,                          Vice President of HarbourView Asset Management Corporation.
Vice President

Teresa M. Ward,                               Vice President of OppenheimerFunds Distributor, Inc.
Vice President

Jerry A. Webman,                              Senior Vice President of HarbourView Asset Management Corporation.
Senior Vice President

Christopher D. Weiler,                        None
Assistant Vice President:
Rochester Division

Barry D. Weiss,                               None
Vice President

Melissa Lynn Weiss,                           Formerly an Associate at Hoguet Newman & Regal, LLP (January 1998-May
Vice President                                2002).

Christine Wells,                              None
Vice President

Joseph J. Welsh,                              Vice President of HarbourView Asset Management Corporation.
Vice President

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.                        OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS

Diederick Wermolder,                          Director of OppenheimerFunds International Ltd.; Senior Vice President
Vice President                                (Managing Director of the International Division) of OFI Institutional
                                              Asset Management, Inc.

Catherine M. White,                           Assistant Vice President of OppenheimerFunds Distributor, Inc.
Assistant Vice President                      Formerly, Assistant Vice President with Gruntal & Co. LLC (September
                                              1998 - October 2000); member of
                                              the American Society of Pension
                                              Actuaries (ASPA) since 1995.

William L. Wilby,                             Formerly Senior Vice President of HarbourView Asset Management
Senior Vice President                         Corporation (May 1999-July 2002).

Donna M. Winn,                                President, Chief Executive Officer and Director of OFI Private
Senior Vice President                         Investments, Inc.; Director and President of OppenheimerFunds Legacy
                                              Program; Senior Vice President of OppenheimerFunds Distributor, Inc.

Kenneth Winston,                              Formerly, principal at Richards & Tierney, Inc. (until June 2001).
Senior Vice President

Philip Witkower,                              None
Senior Vice President

Brian W. Wixted,                              Treasurer of HarbourView Asset Management Corporation;
Senior Vice President and                     OppenheimerFunds International Ltd., Oppenheimer Partnership Holdings,
Treasurer                                     Inc., Oppenheimer Real Asset Management Corporation, Shareholder
                                              Services, Inc., Shareholder Financial Services, Inc., OFI Private
                                              Investments, Inc. and OFI Institutional Asset Management, Inc.;
                                              Treasurer and Chief Financial Officer of Oppenheimer Trust Company;
                                              Assistant Treasurer of Oppenheimer Acquisition Corp. and
                                              OppenheimerFunds Legacy Program.

Carol Wolf,                                   Serves on the Board of the Colorado Ballet.
Senior Vice President

Kurt Wolfgruber,                              Director of Tremont Advisers, Inc. (as of January 2002).
Senior Vice President

Caleb C. Wong,                                None
Vice President

Edward C. Yoensky,                            None
Assistant Vice President

Jill Zachman,                                 None
Vice President: Rochester Division

Lucy Zachman,                                 None
Assistant Vice President

Robert G. Zack                                General Counsel and Director of OppenheimerFunds Distributor, Inc.;
Senior Vice President and                     General Counsel of Centennial Asset Management Corporation; Senior
General Counsel                               Vice President and General Counsel of HarbourView Asset Management
                                              Corporation and OFI Institutional Asset Management, Inc.; Senior Vice
                                              President, General Counsel and Director of Shareholder Financial
                                              Services, Inc., Shareholder Services, Inc., OFI Private Investments,
                                              Inc. and Oppenheimer Trust Company; Vice President and Director of
                                              Oppenheimer Partnership Holdings, Inc.; Secretary of OAC Acquisition
                                              Corp.; Director and Assistant Secretary of OppenheimerFunds
                                              International Ltd.; Director of Oppenheimer

NAME AND CURRENT POSITION WITH
OPPENHEIMERFUNDS, INC.                        OTHER BUSINESS AND CONNECTIONS DURING THE PAST TWO YEARS
                                              Real Asset Management, Inc.; Vice President of OppenheimerFunds
                                              Legacy Program.

Neal A. Zamore,                               None
Vice President

Mark D. Zavanelli,                            None
Vice President

Alex Zhou,                                    None
Assistant Vice President

Arthur J. Zimmer,                             Senior Vice President (since April 1999) of HarbourView Asset
Senior Vice President                         Management Corporation.

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., OppenheimerFunds Services, Centennial Asset Management Corporation, Centennial Capital Corp., Oppenheimer Real Asset Management, Inc. and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Partnership Holdings, Inc., Oppenheimer Acquisition Corp., OFI Private Investments, Inc., OFI Institutional Asset Management, Inc. and Oppenheimer Trust Company is 498 Seventh Avenue, New York, New York 10018.

The address of Tremont Advisers, Inc. is 555 Theodore Fremd Avenue, Suite 206-C, Rye, New York 10580.

The address of OppenheimerFunds International Ltd. is Bloc C, Irish Life Center, Lower Abbey Street, Dublin 1, Ireland.

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

C.       SUBADVISER--Boston Safe Advisors, Inc.

              Boston Safe Advisors, Inc. is the investment sub-adviser of the Municipal Funds and the Strategic Income Fund; it and certain subsidiaries and affiliates act in the same capacity to other investment companies. There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Boston Safe Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Note that (i) unless otherwise indicated, the business address of all of the following persons and entities is 200 Park Avenue, New York, NY 10166; and (ii) the information is provided only for each "principal executive" officer and each director.

NAME AND CURRENT POSITION                            OTHER BUSINESS AND CONNECTIONS
WITH BOSTON SAFE ADVISORS, INC.                      DURING THE PAST TWO YEARS
-------------------------------                      ----------------------------------
Thomas F. Eggers
Chief Executive Officer and Chairman                 President of The Dreyfus Corporation since 10/01,
                                                     Vice Chairman thereof from 1/99 to10/01 and
                                                     Director since 1/99; Chairman and Chief Executive
                                                     Officer of Dreyfus Service Corporation since 3/00;
                                                     Member of the Board of Managers of Founders Asset
                                                     Management LLC (2930 East Third Avenue, Denver,
                                                     Colorado 80206) since 2/99; Director of Dreyfus
                                                     Investment Advisors, Inc. since 1/00; Director of
                                                     Dreyfus Service Organization, Inc. since 3/99;
                                                     Director of Dreyfus Insurance Agency of
                                                     Massachusetts, Inc. (53 State Street, Boston,
                                                     Massachusetts 02109) since 3/99.

Thomas E. Winnick
President and Director                               Executive Vice President and Director of Dreyfus
                                                     Service Corporation since 8/01. Senior Vice
                                                     President of Dreyfus Service Corporation from 5/98
                                                     to 8/01.

J. Bret Young
Executive Vice President and
Chief                                                Operating Officer Senior Vice President/National
                                                     Sales Manager for the separate accounts division
                                                     of Dreyfus Service Corporation since 9/00 and
                                                     National Accounts Manager from 1/00 to 8/00;
                                                     Senior Vice President of Sales Development of
                                                     Seligman Advisors


                                                     (100 Park Avenue, New York, New York 10017) from
                                                     1997 until 1/00.

William H. Maresca
Chief Financial Officer and Director                 Controller of The Dreyfus Corporation since 9/98;
                                                     Chief Financial Officer of The Dreyfus Trust
                                                     Company (144 Glenn Curtiss Boulevard, Uniondale,
                                                     New York 11556-0144) since 3/99, Treasurer thereof
                                                     since 9/98 and Director thereof since 3/97; Chief
                                                     Financial Officer of Dreyfus Service Corporation
                                                     since 12/98 and Director thereof since 8/00;
                                                     Treasurer of Dreyfus Consumer Credit Corp. since
                                                     10/98; Treasurer of Dreyfus Investment Advisors,
                                                     Inc. since 10/98; Vice President of
                                                     Dreyfus-Lincoln, Inc. (4500 New Linden Hill Road
                                                     Wilmington, Delaware 19808) since 10/98; Vice
                                                     President of The Truepenny Corporation since
                                                     10/98; Vice President of The Trotwood Corporation
                                                     since 10/98; Vice President of Trotwood Hunters
                                                     Corporation since 10/98; Vice President of
                                                     Trotwood Hunters Site A Corp. since 10/98; Chief
                                                     Financial Officer of Dreyfus Transfer, Inc. (One
                                                     American Express Plaza, Providence, RI 02903)
                                                     since 5/98; Treasurer of Dreyfus Service
                                                     Organization, Inc. since 3/99; Assistant Treasurer
                                                     of Dreyfus Insurance Agency of Massachusetts (53
                                                     State Street, Boston, Massachusetts 02109) since
                                                     5/98.

J. Charles Cardona
Director                                             Executive Vice President of Dreyfus Service
                                                     Corporation since 2/97 and Director thereof since
                                                     8/00.


Anthony DeVivio
Director                                             Executive Vice President and Director of Dreyfus
                                                     Service Corporation since 5/99; Director of The
                                                     Dreyfus Trust Company (144 Glenn Curtiss
                                                     Boulevard, Uniondale, New York 11556-0144) since
                                                     3/02.

Michael G. Millard
Director                                             Vice Chairman of The Dreyfus Corporation since
                                                     10/01 and Director thereof since 7/01; Executive
                                                     Vice President and Director of Dreyfus Service
                                                     Corporation since 8/00, Senior Vice President
                                                     thereof from 3/00 to 8/00 and Executive Vice
                                                     President of its Dreyfus Investments Division from
                                                     3/98 to 3/00.

J. David Officer
Director                                             Vice Chairman of The Dreyfus Corporation since
                                                     2/98 and Director thereof since 5/98; President of
                                                     Dreyfus Service Corporation since 3/00, Executive
                                                     Vice President thereof from 5/98 to 3/00 and
                                                     Director thereof since 3/99; Director of Dreyfus
                                                     Service Organization since 3/99; Director of
                                                     Dreyfus Insurance Agency of Massachusetts (53
                                                     State Street, Boston, Massachusetts 02109) since
                                                     5/98; Director of Seven Six Seven Agency, Inc.
                                                     since 10/98; Director of Mellon Residential
                                                     Funding Corp. (One Mellon Bank Center, Pittsburgh,
                                                     Pennsylvania 15258) since 4/97; Director of Mellon
                                                     Trust of Florida, N.A. (2875 Northeast 191st
                                                     Street North Miami Beach, Florida 33180) since
                                                     8/97; Executive Vice President of Mellon Bank,
                                                     N.A. (One Mellon Bank Center, Pittsburgh,
                                                     Pennsylvania 15258) since 7/96; Vice Chairman of
                                                     The Boston Company, Inc. (One Boston Place,
                                                     Boston, Massachusetts, 02108) since


                                                     1/97 and Director thereof since 7/96; President and
                                                     Director of RECO, Inc. (One Boston Place, Boston,
                                                     Massachusetts, 02108) since 11/96; Director of
                                                     Boston Safe Deposit and Trust Company One Boston
                                                     Place, Boston, Massachusetts, 02108) since 7/96;
                                                     Director of Mellon Trust of New York (1301 Avenue
                                                     of the Americas New York, New York 10019) since
                                                     6/96; Director of Mellon Trust of California (400
                                                     South Hope Street Suite 400 Los Angeles,
                                                     California 90071) since 6/96; Director of Mellon
                                                     United National Bank (1399 SW 1ST Ave., Suite 400
                                                     Miami, Florida) since 3/98; Director of Boston
                                                     Group Holdings, Inc. (One Boston Place, Boston,
                                                     Massachusetts, 02108) since 12/97; Director of
                                                     Dreyfus Financial Services Corp. since 9/96;
                                                     Director of Dreyfus Investment Services
                                                     Corporation since 4/96; Director of Dreyfus
                                                     Brokerage Services, Inc. (6500 Wilshire Boulevard,
                                                     8th Floor, Los Angeles, California 90048) from
                                                     3/99 to 1/02.

Irene Papadoulis
Director                                             Executive Vice President of Dreyfus Service
                                                     Corporation since 10/00 and Director thereof since
                                                     10/01.

D.       SUBADVISER--Pilgrim Baxter & Associates, Ltd.

              Pilgrim Baxter & Associates, Ltd. is the investment sub-adviser of the Value Fund. There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each of its officers and directors is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS
Harold J. Baxter                        Chairman, Director, and Chief Executive
                                        Officer of Pilgrim Baxter & Associates,
                                        Ltd., 10/01 to present
1400 Liberty Ridge Drive
Wayne, PA 19087                         Chairman, Director, Chief Executive
                                        Officer and Executive Committee Member
                                        of Pilgrim Baxter & Associates, Ltd.,
                                        1/01 to 10/01

                                        Chairman, Director and Chief Executive
                                        Officer of Pilgrim Baxter Private Equity
                                        Advisors, Inc., 11/00 to present

                                        Trustee, PBA Funding, Inc., 7/98 to 1/99

                                        Chairman and Director of PBHG Advisor
                                        Funds, Inc., 4/98 to 4/99

                                        Trustee of PBHG Fund Distributors, 12/97 to present

                                        Trustee and Chairman of PBHG Insurance
                                        Series Fund, 3/97 to present

                                        Chairman, Director and Chief Executive
                                        Officer of Pilgrim Baxter Value
                                        Investors, Inc., 10/96 to present

                                        Trustee of PBHG Fund Services, 7/96 to
                                        present

                                        Trustee and Chairman of PBHG Funds,
                                        11/95 to present

                                        Chairman, Director and Chief Executive
                                        Officer of Pilgrim Baxter & Associates,
                                        Ltd., 4/95 to 12/00

                                        President, Director and Chief Executive
                                        Officer of Pilgrim Baxter & Associates,
                                        Ltd. and its predecessors, 8/85 to 3/95

Gary L. Pilgrim                         President and Director of Pilgrim Baxter
                                        & Associates, Ltd., 7/01 to present

1400 Liberty Ridge Drive                President and Director of Pilgrim Baxter
Wayne, PA 19087                         Private Equity Advisors, Inc., 11/00 to
                                        present

                                        President and Director of Pilgrim Baxter
                                        Value Investors, Inc., 12/98 to present

                                        President, Chief Investment Officer and
                                        Director of Pilgrim Baxter & Associates,
                                        Ltd., 12/98 to 7/01

                                        President of PBHG Advisor Funds, Inc.,
                                        4/98 to 4/99

                                        Chief Investment Officer and Director of
                                        Pilgrim Baxter & Associates, Ltd., 12/97
                                        to 11/98

                                        President of PBHG Insurance Series Fund,
                                        3/97 to present

                                        Chief Investment Officer, Treasurer and
                                        Director of Pilgrim Baxter & Associates,
                                        Ltd., 10/97 to 11/97

                                        President, Treasurer, Chief Investment
                                        Officer and Director of Pilgrim Baxter &
                                        Associates, Ltd., 12/96 to 9/97

                                        Director of Pilgrim Baxter Value
                                        Investors, Inc., 7/96 to 11/98

                                        Trustee of PBHG Fund Services, 7/96 to
                                        present

                                        President of PBHG Funds, 11/95 to
                                        present

                                        President, Chief Investment Officer,
                                        Treasurer, Secretary and Director of
                                        Pilgrim Baxter & Associates, Ltd., 4/95
                                        to 11/96

                                        Secretary, Treasurer, Chief Investment
                                        Officer and Director of Pilgrim Baxter &
                                        Associates, Ltd. and its predecessors,
                                        1/87 to 3/95

Richard F. Goulding                     Director of Pilgrim Baxter & Associates,
                                        Ltd., 1/01 to present

One International Place                 Director of eSecLending, 12/01 to
44th Floor                              present
Boston, MA 02110
                                        Executive Vice President, Chief
                                        Financial Officer, Treasurer and
                                        Director of Old Mutual (US) Holdings,
                                        Inc., 10/01 to present

                                        Director of Old Mutual Asset Managers
                                        (US), LLC, 10/01 to present

                                        Chairman of the Advisory Board and
                                        Director (designate) of Granularity
                                        Ltd., 8/01 to present

                                        Director of Avalanche Technology, Inc.,
                                        8/01 to present

                                        Executive Vice President and Director of
                                        United Asset Management, 2/01 to 10/01

                                        Executive Vice President of Old Mutual
                                        Financial Services (UK) plc, 1/01 to
                                        present


                                        Global Head of Programme and Resource
                                        Management, Chief Operating Officer -
                                        Europe, Middle East & Africa, Member of
                                        the Executive Board, UBS Warburg,
                                        Chairman of the UBS Warburg Operating
                                        Committee and Member of the Global Risk
                                        Management & Governance Committees of
                                        UBS Warburg/SBC Warburg , 3/99 to 11/00

                                        Global Head of Programme and Resource
                                        Management, Chief Operating Officer -
                                        Europe, Middle East & Africa, Chairman
                                        of the UBS Warburg Operating Committee
                                        and Member of the Global Risk Management
                                        & Governance Committees of UBS
                                        Warburg/SBC Warburg , 9/97 to 3/99

                                        Head of Risk Policy and Systems of SBC
                                        Group, 11/96 to 9/97

                                        Various positions in Credit Risk,
                                        culminating in Global Head of Credit
                                        Risk Management of SBC (Swiss Bank
                                        Corporation) Warburg, 5/92 to 9/97

                                        Group Finance Director of Astra Holdings
                                        Plc, 12/91 to 3/92

                                        European Treasurer of Bankers Trust
                                        Company, 12/90 to 12/91

                                        Business Analysis Director, Midland
                                        Group Head Office of Midland Bank Group,
                                        2/90 to 12/90

                                        Business Development Director, Midland
                                        Montagu, Global Head of Product/Business

                                        Unit Control and Global Head of Planning and Budgeting, Midland Montagu of
                                        Midland Bank Group, 3/88 to 2/90

                                        Finance and Administration Director,
                                        Greenwell Montagu Securities of Midland
                                        Bank Group, 9/86 to 12/88

                                        Business Administration Manager,
                                        Offshore Funds Division and Financial
                                        Controller Prudential Venture Capital of
                                        Prudential Portfolio Managers, Ltd.,
                                        3/85 to 9/86

                                        Audit Senior of Arthur Andersen & Co.,
                                        1/81 to 3/85



John C.W. Kent                          Director of Pilgrim Baxter & Associates,
                                        Ltd., 10/01 to present

Lansdowne House, 3rd Floor              Director of Sumisei Global Investment
57 Berkeley Square                      Trust, 6/00 to present; Director of Old
London, W1X 5DH                         Mutual (US) Holdings, Inc., 11/00 to
England                                 present

                                        Director of Gerrard & King Limited, 5/00
                                        to 2/01

                                        Director of Old Mutual Financial
                                        Services (UK) Plc, 2/00 to 10/01

                                        Director of Global Edge Technologies
                                        (Pty), Ltd., 2/00 to 7/01

                                        Director of Old Mutual Securities
                                        Limited, 11/99 to present

                                        Director of Old Mutual Berkeley Square
                                        Limited, 4/99 to present

                                        Director of Mainpower, Plc, 11/98 to
                                        12/98

                                        Director of Jead Limited, 11/98 to 12/98

                                        Director of The Energy Group (North
                                        America) Limited, 2/98 to 12/98

                                        Director of the Energy Group
                                        International Limited, 11/97 to 10/98

                                        Director of The Energy Group
                                        International Ltd., 1994 to present

                                        Senior In-House Corporate Finance
                                        Manager of British Telecom, PLC, 1993 to
                                        1994

                                        Main Board Director of Lloyds Merchant
                                        Bank, 1986 to 1993

                                        Principal of HM Treasury and DTI, 1978
                                        to 1985

Scott F. Powers                         Director of Pilgrim Baxter & Associates,
                                        Ltd. 10/01 to present

One International Place                 Director of eSecLending, 12/01 to
44th Floor                              present
Boston, MA 02110
                                        Director of Provident Investment
                                        Counsel, Inc., 10/01 to present

                                        Director of Barrow, Hanley, Mewhinney &
                                        Strauss, 10/01 to present

                                        Director of Dwight Asset Management
                                        Company, 10/01 to present

                                        Director of NWQ Investment Management
                                        Company, 10/01 to present

                                        Director of Clay Finlay, Inc., 10/01 to
                                        present

                                        Director of Acadian Asset Management,
                                        Inc., 10/01 to present

                                        Director of Analytic Investors, Inc.,
                                        10/01 to present

                                        Chief Executive Officer and Director of
                                        Old Mutual (US) Holdings, Inc. and Old
                                        Mutual Asset Managers (US) LLC, 10/01 to present

                                        Chief Executive Officer of Old Mutual
                                        (US) Holdings, Inc. and Old Mutual Asset
                                        Managers (US), LLC, 9/01 to 10/01;
                                        Executive Vice President of Sales,
                                        Marketing and Product Development of
                                        Mellon Institutional, 12/99 to 9/01

                                        Chief Operating Officer of Boston
                                        Company Asset Management, 7/89 to 12/99


Michael S. Sutton                       Senior Vice President and Chief
                                        Investment Officer of Pilgrim Baxter &
                                        Associates, Ltd., 10/01 to present
1400 Liberty Ridge Drive
Wayne, PA 19087                         Chief Investment Officer of Pilgrim
                                        Baxter Private Equity Advisors, Inc.,
                                        7/01 to present

                                        Chief Investment Officer of Pilgrim
                                        Baxter Value Investors, Inc., 7/01 to
                                        present

                                        Senior Vice President, Chief Investment
                                        Officer, and Executive Committee Member
                                        of Pilgrim Baxter & Associates, Ltd.,
                                        7/01 to 10/01

                                        Vice President - Portfolio
                                        Manager/Analyst of Pilgrim Baxter &
                                        Associates, Ltd., 9/99 to 7/01

                                        Portfolio Manager of Loomis Sayles, 9/92 to 9/99;

                                        Portfolio Manager of Stein Roe
                                        & Farnham, 8/87 to 9/92

Brian F. Bereznak                       Senior Vice President, Distribution of
                                        Pilgrim Baxter & Associates, Ltd., 10/01
                                        to present
1400 Liberty Ridge
Drive
Wayne, PA 19087                         Senior Vice President, Distribution and
                                        Executive Committee Member of Pilgrim
                                        Baxter & Associates, Ltd., 1/01 to 10/01

                                        Senior Vice President of Pilgrim Baxter
                                        & Associates, Ltd., 3/00 to 12/00

                                        President of PBHG Fund Services, 7/95 to
                                        3/00

                                        Chief Operating Officer of Pilgrim
                                        Baxter & Associates, Ltd., 4/95 to 12/96

                                        Director and Chief Operating Officer of
                                        Pilgrim Baxter & Associates, Ltd., 9/93
                                        to 4/95

                                        Director and Director of Research of
                                        Pilgrim Baxter & Associates, Ltd., 11/90
                                        to 8/93

                                        Analyst of Pilgrim Baxter & Associates,
                                        Ltd., 8/87 to 11/90

                                        Equity Analyst of Provident National
                                        Bank, 8/83 to 8/87


Eric C. Schneider                       Senior Vice President, Chief Financial
                                        Officer and Director of Pilgrim Baxter &
1400 Liberty Ridge                      Associates, Ltd., 10/01 to present
Drive
Wayne, PA 19087                         Senior Vice President, Chief Financial
                                        Officer, Director and Executive
                                        Committee Member of Pilgrim Baxter &
                                        Associates, Ltd., 1/01 to 10/01

                                        Chief Financial Officer, Treasurer and
                                        Director of Pilgrim Baxter Value
                                        Investors, Inc., 1/01 to present

                                        Chief Financial Officer and Treasurer of
                                        Pilgrim Baxter Private Equity Advisors,
                                        Inc., 11/00 to present

                                        President of PBA Funding, Inc., 12/98 to
                                        1/99

                                        Chief Financial Officer and Treasurer of
                                        Pilgrim Baxter & Associates, Ltd., 1/98
                                        to present

                                        Chief Financial Officer and Treasurer of
                                        Pilgrim Baxter Value Investors, Inc.,
                                        1/98 to 12/00

                                        Chief Financial Officer of Pilgrim
                                        Baxter

                                        Value Investors, Inc., 10/96 to
                                        12/97

                                        Trustee of PBHG Fund Distributors, 12/97 to present

                                        Chief Financial Officer and Treasurer of
                                        PBHG Fund Services, 7/96 to present

                                        Chief Financial Officer of Pilgrim
                                        Baxter & Associates, Ltd., 2/96 to 12/97

                                        Partner of Sacco, Sweeney & Schneider,
                                        1/86 to 1/96

Stephen M. Wellman                      Senior Vice President and Chief
                                        Administrative Officer of Pilgrim Baxter
                                        & Associates, Ltd., 10/01 to present

                                        Senior Vice President, Chief
                                        Administrative Officer and Executive
                                        Committee Member of Pilgrim Baxter &
                                        Associates, Ltd., 1/01 to 10/01

                                        Director of Operations of Pilgrim Baxter
                                        Value Investors, Inc., 12/98 to 12/00

                                        Director of Operations of Pilgrim Baxter
                                        & Associates, Ltd., 11/93 to 12/00

                                        Senior Investment Analyst of CMS
                                        Companies, 11/89 to 10/93

                                        Senior Consultant of Deloitte Haskins &
                                        Sells, 9/85 to 10/89

John M. Zerr                            Senior Vice President, General Counsel,
                                        and Secretary of Pilgrim Baxter &
                                        Associates, Ltd., 10/01 to present

                                        Senior Vice President, General Counsel,
                                        Secretary, and Executive Committee
                                        Member of Pilgrim Baxter & Associates,
                                        Ltd., 1/01 to 10/01

                                        Chief Legal Officer, General Counsel and
                                        Secretary of Pilgrim Baxter Private
                                        Equity Advisors, Inc., 11/00 to present

                                        Secretary of PBA Funding, Inc., 7/98 to
                                        1/99

                                        Vice President and Secretary of PBHG
                                        Advisor Funds, Inc., 4/98 to 4/99

                                        General Counsel and Secretary of PBHG
                                        Fund Distributors, 1/98 to present

                                        Vice President and Secretary of PBHG
                                        Insurance Series Fund, Inc., 3/97 to
                                        present

                                        Vice President and Secretary of The PBHG
                                        Funds Inc., 11/96 to present

                                        General Counsel and Secretary of PBHG
                                        Fund

                                        Services, 11/96 to present

                                        General Counsel and Secretary of Pilgrim
                                        Baxter Value Investors, Inc., 11/96 to
                                        present

                                        General Counsel and Secretary of Pilgrim
                                        Baxter & Associates, Ltd., 11/96 to
                                        12/00

                                        Vice President and Assistant Secretary
                                        of Delaware Management Company, Inc.,
                                        7/95 to 10/96

                                        Associate, Ballard Spahr Andrews &
                                        Ingersoll, 6/87 to 6/95

Samuel H. Baker                         Vice-President - Portfolio Manager/Analyst
                                        of Pilgrim Baxter & Associates, Ltd.,
1400 Liberty Ridge                      3/96 to present
Drive
Wayne, PA 19087                         Registered Representative of PBHG Fund
                                        Distributors, 7/98 to present

                                        Registered Representative of SEI
                                        Investment Distribution Co., 5/96 to
                                        6/98


                                        Portfolio Manager of Allen & Company,
                                        Inc., 1/90 to 2/96

Brian C. Dillon                         Vice President and Chief Compliance Officer
                                        of Pilgrim Baxter & Associates, Ltd.,
1400 Liberty Ridge                      4/01 to present
Drive
Wayne, PA 19087                         Chief Compliance Officer of Pilgrim Baxter
                                        Value Investors, Inc., 4/01 to present

                                        Chief Compliance Officer of Pilgrim
                                        Baxter Private Equity Advisors, Inc.,
                                        4/01 to present

                                        Chief Compliance Officer of PBHG Fund
                                        Distributors, 4/01 to present

                                        Vice President and Senior Compliance
                                        Officer of Delaware Investments,
                                        Delaware Management Business Trust,
                                        Delaware Capital Management, Inc.,
                                        Delaware Distributors, L.P., 8/95 to
                                        4/01

                                        Vice President and Senior Compliance
                                        Officer of Corestates Bank N.A. and
                                        Corestates Securities Corp., 11/88 to
                                        8/95

Jerome J. Heppelmann                    Vice President - Portfolio Manager/Analyst
                                        of Pilgrim Baxter Value Investors, Inc.,
1400 Liberty Ridge                      11/97 to present
Drive
Wayne, PA 19087                         Vice President Marketing/Client Service
                                        of Pilgrim Baxter & Associates, Ltd.,
                                        10/94 to 10/97

                                        Associate in the Investment Advisory
                                        Group

                                        of SEI Investments Company, 2/93 to 9/94

Gregory P. Chodaczek                    Vice-President - Portfolio Manager/Analyst
                                        of Pilgrim Baxter & Associates, Ltd., 10/01
1400 Liberty Ridge                      to present
Drive
Wayne, PA 19087                         Research Analyst of Pilgrim Baxter &
                                        Associates, Ltd., 8/98 to 10/01

                                        Senior Financial Analyst of Scientific
                                        Atlanta, 10/96 to 8/98


Michael K. Ma                           Vice-President - Portfolio Manager/Analyst
                                        of Pilgrim Baxter & Associates, Ltd., 6/00
1400 Liberty Ridge                      to present
Drive
Wayne, PA 19087                         Technology Research Analyst of Pilgrim
                                        Baxter & Associates, Ltd., 10/99 to
                                        6/00

                                        Assistant Vice-President/Associate
                                        -Telecommunications Research Group of
                                        Deutsche Bank Securities, Inc., 4/97 to
                                        9/99

                                        Financial Officer, Personal Investments
                                        of the United States Trust Company of
                                        New York, 7/95 to 3/97

                                        Financial Officer, Institutional
                                        Investments of the United States Trust
                                        Company of New York, 5/94 to 7/95

                                        Research Assistant of the United States
                                        Trust Company of New York, 3/93 to 5/94

Raymond J. McCaffrey                    Vice-President - Portfolio Manager/Analyst
                                        of Pilgrim Baxter Value Investors, Inc.,
1400 Liberty Ridge                      4/97 to present
Drive
Wayne, PA 19087                         Equity Analyst and Portfolio Manager of
                                        Pitcairn Trust Company, 1/96 to 4/97

                                        Equity Analyst and Portfolio Manager of
                                        Cypress Capital Management, 7/92 to 1/96

                                        Equity/ Fixed Income Analyst of Penn
                                        Mutual Life Insurance, 3/90 to 7/92

Erin A. Piner                           Vice-President - Portfolio Manager/Analyst
                                        of Pilgrim Baxter & Associates, Ltd.,
1400 Liberty Ridge                      10/98 to present
Drive
Wayne, PA 19087                         Analyst of Pilgrim Baxter & Associates,
                                        Ltd., 6/96 to 9/98

                                        Securities Trader of Pilgrim Baxter &
                                        Associates, Ltd., 8/95 to 5/96

                                        Registered Representative and Sales
                                        Assistant of Paine Webber Inc., 1/95 to
                                        7/95

                                        Registered Representative and Sales
                                        Assistant of Kidder, Peabody & Company,

                                        Inc., 9/92 to 12/94


James M. Smith                          Vice-President - Portfolio Manager/Analyst
                                        of Pilgrim Baxter & Associates, Ltd.,
1400 Liberty Ridge                      1/96 to present
Drive
Wayne, PA 19087                         Portfolio Manager of Pilgrim Baxter &
                                        Associates, Ltd., 10/93 to 12/95

                                        Portfolio Manager of Selected Financial
                                        Services, 8/92 to 6/93

                                        Portfolio Manager of Sears Investment
                                        Management, 3/78 to 7/92

E.   SUBADVISER--Madison Investment Advisors, Inc.

          Madison Investment Advisors, Inc. is the investment sub-adviser of the Balanced and Strategic Growth Funds. There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each of its officers and directors is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

NAME                       POSITION WITH ADVISOR        OTHER BUSINESS
----                       ---------------------        --------------
Madison Investment                                      Madison Investment Advisors, Inc. controls is subsidiaries
Investment                        N/A                   Madison Mosaic, LLC, 550 Science Drive, Madison, WI 53711 and
Advisors, Inc.                                          Madison Scottsdale, LC, 8777 N. Gainey Center Drive, Scottsdale,
                                                        AZ 85258 (both federally registered investment advisors) and
                                                        Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive,
                                                        Scottsdale, AZ 85258 (a limited purpose registered
                                                        broker-dealer).

Frank E. Burgess           President and Director       Vice President of Madison Mosaic, LLC, and Trustee of Mosaic
                                                        Equity, Income, Tax-Free and Government Money Market Trusts (the
                                                        "Mosaic Funds"), all at 550 Science Drive, Madison, WI 53711;

Katherine L. Frank         Vice President and           Member of Madison Scottsdale, LC, 8777 N. Gainey Center Drive,
                           Principal                    Scottsdale, AZ 85258. President of Madison Mosaic, LLC, and
                                                        Trustee of the Mosaic Funds except Mosaic Equity Trust, all at
                                                        550 Science Drive, Madison, WI 53711.

Jay R. Sekelsky            Vice President and           Vice President of Madison Mosaic, LLC, 550 Science Drive,
                           Principal                    Madison, WI 53711.

Chris Berberet             Vice President and           Vice President of Madison Mosaic, LLC,550 Science Drive, Madison,
                           Principal                    WI 53711.

W. Richard                 General                      Principal of Mosaic Funds Distributor, LLC, 8777 N. Gainey Center
Mason                      Counsel                      Drive, Scottsdale, AZ 85258; General Counsel of Madison Mosaic,
                                                        LLC and Secretary of the Mosaic Funds, all at 550 Science Drive,
                                                        Madison, WI 53711.

F.   SUBADVISER--TURNER INVESTMENT PARTNERS, INC.

          Turner Investment Partners, Inc. is the investment sub-adviser of the Emerging Growth Fund. There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each of its officers and directors is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

NAME AND POSITION WITH COMPANY      OTHER COMPANY                               POSITION WITH OTHER COMPANY
------------------------------      -------------                               ---------------------------
Stephen  J. Kneeley                 Westlakes Institutional Portfolios, Inc.    President
President, Co-Chief                 Alpha Select Funds                          Trustee
Executive Officer                   ACP Strategic Opportunities Fund II, LLC    President
                                    ACP Continuum Return Fund II, LLC           President
                                    Turner Investment Management, LLC           President, Co-Chief Executive Officer

John H. Grady                       Turner Investment Distributors, Inc.        President
General Counsel - Chief             Ascendant Capital Partners                  Managing Member
Legal Officer; Chief                ACP Strategic Opportunities Fund II, LLC    Executive Vice President, Chief Operating Officer
Operating Officer,                  ACP Continuum Return Fund II, LLC           Executive Vice President & Chief Operating Officer
Secretary                           Turner Investment Management LLC            Chief Operating Officer

Thomas R. Trala                     Turner Investment Distributors, Inc.        Chief Financial Officer
CFO, Treasurer                      Ascendant Capital Partners                  Managing Member
                                    ACP Strategic Opportunities Fund II, LLC    Treasurer & Chief Financial Officer
                                    ACP Continuum Return Fund II, LLC           Treasurer & Chief Financial Officer
                                    Turner Investment Management LLC            Chief Financial Officer

Mark D. Turner                      None                                        None
Vice Chairman, Senior
Portfolio Manager

Robert E. Turner, Jr.               Westlakes Institutional Portfolios, Inc.    Trustee
Chairman, CIO; Co-Chief             Episcopal Academy                           Trustee
Executive Officer                   Merion, PA
                                    Bradley University                          Trustee
                                    Peoria, IL
                                    ACP Strategic Opportunities Fund II, LLC    Trustee
                                    ACP Continuum Return Fund II, LLC           Trustee
                                    Alpha Select Funds                          Trustee

Roger A. Early, CIO - Fixed         None                                        None
Income

Item 27.  PRINCIPAL UNDERWRITERS

               (a)  None.

               (b) Directors and officers of Atlas Securities, Inc., principal underwriter of the Registrant:

                               POSITIONS AND            POSITIONS AND
 NAME AND PRINCIPAL            OFFICES WITH             OFFICES WITH
 PLACE OF BUSINESS             UNDERWRITER              REGISTRANT
---------------------          ---------------          ----------------
Marion O. Sandler             Chairman, Presi-         Chairman, Presi-
1901 Harrison Street          dent and Chief           dent and Chief
Oakland, CA  94612            Executive Officer        Executive Officer

James T. Judd                 Director                 N/A
1901 Harrison Street
Oakland, CA  94612

James H. Hubbell              Director                 N/A
1901 Harrison Street
Oakland, CA  94612

W. Lawrence Key               Group Senior VIce        Group Senior Vice
794 Davis Street              President and Chief      President and Chief
San Leandro, CA 94577         Operating Officer        Operating Officer

Richard A. Adams              Senior Vice              N/A
794 Davis Street              President-
San Leandro, CA 94577         National Sales
                              Manager

Joseph M. O'Donnell           Vice President,          Vice President,
794 Davis Street              Chief Legal and          Chief Legal Counsel
San Leandro, CA 94577         Compliance Officer,      and Secretary
                              and Secretary

Mary Jane Fross               Vice President           N/A
794 Davis Street              and Controller
San Leandro, CA 94577

Lezlie A. Iannone             Senior Vice              N/A
794 Davis Street              President-
San Leandro, CA 94577         Operations

               (c)  None.

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

          Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and held in the offices of the Fund Custodian, Investors Bank and Trust Company, 89 South Street, Boston, MA 02111.

Item 29.  MANAGEMENT SERVICES

               None.

Item 30.  UNDERTAKINGS

          The Registrant undertakes to furnish copies of its latest annual report and semi-annual report, upon request and without charge, to every person to whom a prospectus is delivered.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Atlas Assets, Inc., has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Leandro, and the State of California, this 31st day of October, 2003.


                                                ATLAS FUNDS
                                                (Registrant)



                                        By: Marion O. Sandler *
                                            -------------------------
                                            Marion O. Sandler
                                            Chairman, Chief Executive
                                            Officer and President

          Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Marion O. Sandler *           Chief Executive               October 31, 2003
--------------------------    Officer, President,           -----------------
Marion O. Sandler             and Chairman                       Date

Gene A. Johnson *             Treasurer                     October 31, 2003
--------------------------                                  -----------------
Gene A. Johnson                                                  Date

Russell W. Kettell *          Director                      October 31, 2003
--------------------------                                  -----------------
Russell W. Kettell                                               Date

Barbara A. Bond *             Director                      October 31, 2003
--------------------------                                  -----------------
Barbara A. Bond                                                  Date

Daniel L. Rubinfeld *         Director                      October 31, 2003
--------------------------                                  -----------------
Daniel L. Rubinfeld                                              Date

David J. Teece *              Director                      October 31, 2003
--------------------------                                  -----------------
David J. Teece                                                   Date
*By /s/Joseph M. O'Donnell
--------------------------


Joseph M. O'Donnell, Attorney-in-Fact Pursuant to Power of Attorney filed as Exhibit q(1) to post effective amendment number 34 filed on August 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Atlas Assets, Inc. has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 31st day of October, 2003.

                                           MASTER INVESTMENT PORTFOLIO
                                           S&P 500 INDEX MASTER PORTFOLIO

                                           By: /s/ Richard H. Blank, Jr.
                                              ------------------------------

                                                Richard H. Blank, Jr.
                                                Secretary and Treasurer
                                                (Principal Financial Officer)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES                        TITLE                           DATE

/s/ Richard H. Blank, Jr.     Secretary and Treasurer         October 31, 2003
--------------------------    (Principal Financial Officer)
Richard H. Blank, Jr.

/s/ Jack S. Euphrat*          Trustee                         October 31, 2003
--------------------------
Jack S. Euphrat

/s/ R. Greg Feltus*           Chairman, President             October 31, 2003
--------------------------    (Principal Executive Officer)
R. Greg Feltus

/s/ W. Rodney Hughes*         Trustee                         October 31, 2003
--------------------------
W. Rodney Hughes

/s/ Leo Soong*                Trustee                         October 31, 2003
--------------------------
Leo Soong

/s/ Mary G. F. Bitterman*     Trustee                         October 31, 2003
--------------------------
Mary G. F. Bitterman

/s/ Lee T. Kranefuss*         Trustee                         October 31, 2003
--------------------------
Lee T. Kranefuss

/s/ Richard K. Lyons*         Trustee                         October 31, 2003
--------------------------
Richard K. Lyons

*By:   /s/ Richard H. Blank, Jr.
       ------------------------------
       Richard H. Blank, Jr.
       Attorney-in-Fact

* Richard H. Blank, Jr. signs this document pursuant to powers of attorney as previously filed.

                                  EXHIBIT INDEX


EXHIBIT
NUMBER          ITEM
(a)(1)          Declaration of Trust of Atlas Funds

(b)(1)          Bylaws of Atlas Funds

(d)(1)          Investment Advisory Agreement

(d)(2)          Subadvisory Agreement b/w The Boston Company
                Advisors & Registrant

(d)(3)          Subadvisory Agreement b/w Madison Investment
                Advisors & Registrant

(d)(4)          Subadvisory Agreement b/w Registrant & Oppenheimer
                Funds, Inc.

(d)(5)          Subadvisory Agreement b/w Registrant & Pilgrim
                Baxter & Associates

(d)(6)          Subadvisory Agreement b/w Registrant & Turner Investment
                Partners

   (e)          Principal Underwriting Agreement

(i)(1)          Opinion and Consent of Paul, Hastings, Janofsky & Walker LLP

(j)(1)          Consent of Deloitte & Touche LLP.